                                                 File Nos. 33-82646 and 811-5140

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                     [_]

                         PRE-EFFECTIVE AMENDMENT NO.                 [_]

                                                                     [X]
                       POST-EFFECTIVE AMENDMENT NO. 5

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                     [X]
                               AMENDMENT NO. 18
                       (CHECK APPROPRIATE BOX OR BOXES.)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                           (EXACT NAME OF REGISTRANT)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                      JOHN HANCOCK PLACE, BOSTON, MA               02117
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 572-5060


                           SANDRA M. DADALT, ESQUIRE
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02217
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

 It is proposed that this filing become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b) of Rule 485

    [X] on May 1, 1998 pursuant to paragraph (b) of Rule 485
    [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [_] on (date) pursuant to paragraph (a)(1) of Rule 485

  If appropriate check the following box

    [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

 Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered.

================================================================================

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                             CROSS REFERENCE SHEET

 FORM N-4 ITEM NO.                  SECTION IN PROSPECTUS
 -----------------                  ---------------------
  1. Cover Page...................  Cover Page
  2. Definitions..................  Special Terms; Variable Account Valuation
                                     Procedures
  3. Synopsis or Highlights.......  Summary Information
  4. Condensed Financial
      Information.................  Not Available
  5. General Description of
      Registrant, Depositor and
      Portfolio Companies.........  John Hancock, The Account and the Series
                                     Fund; Voting Privileges
  6. Deductions...................  Charges Variable Annuity Contracts
  7. General Description of
      Variable Annuity Contracts..  The Contracts; The Accumulation Period; The
                                     Annuity Period; Miscellaneous Provisions;
                                     Changes in Applicable Law-Funding and
                                     Otherwise
  8. Annuity Period...............  The Annuity Period
  9. Death Benefit................  The Accumulation Period; The Annuity Period
 10. Purchases and Contract
      Values......................  The Contracts; The Accumulation Period;
                                     Variable Account Valuation Procedures;
                                     Performance
 11. Redemptions..................  The Accumulation Period; Miscellaneous
                                     Provisions
 12. Taxes........................  Federal Income Taxes
 13. Legal Proceedings............  Not Applicable
 14. Table of Contents of
      Statement of
      Additional Information......  Table of Contents of Statement of
                                     Additional Information

                      [LOGO OF JOHN HANCOCK APPEARS HERE]

                                 Mutual Life
                               Insurance Company

           INDIVIDUAL COMBINATION FIXED/VARIABLE ANNUITY CONTRACTS
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                         JOHN HANCOCK SERVICING OFFICE
                   P.O. Box 111 Boston, Massachusetts 02117

          TELEPHONE 800 REAL LIFE (800-732-5543) FAX 617-886-3048

                             PROSPECTUS MAY 1, 1998

  The individual deferred annuity contracts ("Contracts") described in this prospectus can be funded, at the discretion of the Owner by, at any one time, up to ten of the twenty-three subaccounts of John Hancock Variable Annuity Account V ("Account"), a fixed annuity account (the "Fixed Account"), or a combination of the Fixed Account and up to nine of the subaccounts. The assets of each subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I ("Fund"), a "series type" mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock"). The Fixed Account is a part of the general account of John Hancock.

  This prospectus sets forth concisely information about the Account that a prospective investor ought to know before investing. A statement of additional information for the Account, dated May 1, 1998, has been filed with the Securities and Exchange Commission ("Commission") and is incorporated herein by reference. This statement, the table of contents of which appears at page 37 of this prospectus, is available upon request and without charge from John Hancock at the address or telephone number above.

  Only the variable features of the Contracts are described in this prospectus. For a summary of the fixed features, see "Appendix--The Fixed Account and Fixed Account Value".

  For additional information pertaining to the purchase of a Contract as an Individual Retirement Annuity, see "Appendix--Variable Annuity Information for Individual Retirement Annuities".

  The prospectus for the Fund, which is attached to this prospectus, describes the investment objectives, policies and risks of investing in the Portfolios of the Fund: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. (The Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are not currently available to Owners but are expected to be made available later in 1998.)

      THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                    Page
SYNOPSIS OF EXPENSE INFORMATION  . . . . . . . . . . . . . . . .      4
SPECIAL TERMS  . . . . . . . . . . . . . . . . . . . . . . . . .      7
SUMMARY INFORMATION  . . . . . . . . . . . . . . . . . . . . . .      8
THE VARIABLE ANNUITY . . . . . . . . . . . . . . . . . . . . . .     12
JOHN HANCOCK, THE ACCOUNT AND THE SERIES FUND  . . . . . . . . .     12
CHARGES UNDER VARIABLE ANNUITY CONTRACTS . . . . . . . . . . . .     16
  Charges For Mortality And Expense Risks  . . . . . . . . . . .     16
  Charges for Administrative Services  . . . . . . . . . . . . .     16
  Withdrawal Charge  . . . . . . . . . . . . . . . . . . . . . .     16
  Nursing Home Waiver  . . . . . . . . . . . . . . . . . . . . .     18
  Variations in Charges  . . . . . . . . . . . . . . . . . . . .     18
  Premium or Similar Taxes . . . . . . . . . . . . . . . . . . .     18
THE CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . .     20
  Purchase of Contracts  . . . . . . . . . . . . . . . . . . . .     20
THE ACCUMULATION PERIOD  . . . . . . . . . . . . . . . . . . . .     20
  Accumulation Shares  . . . . . . . . . . . . . . . . . . . . .     20
  Value of Accumulation Shares . . . . . . . . . . . . . . . . .     20
  Transfers To or From Subaccounts . . . . . . . . . . . . . . .     21
  Dollar-Cost Averaging  . . . . . . . . . . . . . . . . . . . .     21
  Surrender of Contract; Partial Withdrawals . . . . . . . . . .     21
  Systematic Withdrawal  . . . . . . . . . . . . . . . . . . . .     22
  Death Benefit Before Date of Maturity  . . . . . . . . . . . .     22
THE ANNUITY PERIOD . . . . . . . . . . . . . . . . . . . . . . .     24
  Variable Monthly Annuity Payments  . . . . . . . . . . . . . .     24
  Assumed Investment Rate  . . . . . . . . . . . . . . . . . . .     25
  Calculation of Annuity Units . . . . . . . . . . . . . . . . .     25
  Annuity Options  . . . . . . . . . . . . . . . . . . . . . . .     25
  Option A: Life Annuity with Five, Ten or Twenty Years Certain      25
  Option B: Life Annuity Without Refund  . . . . . . . . . . . .     25
  Other Conditions . . . . . . . . . . . . . . . . . . . . . . .     26
VARIABLE ACCOUNT VALUATION PROCEDURES  . . . . . . . . . . . . .     26
MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . .     27
  Restriction on Assignment  . . . . . . . . . . . . . . . . . .     27
  Deferment of Payment . . . . . . . . . . . . . . . . . . . . .     27
  Reservation of Rights  . . . . . . . . . . . . . . . . . . . .     27
  Owner and Beneficiary  . . . . . . . . . . . . . . . . . . . .     27
FEDERAL INCOME TAXES . . . . . . . . . . . . . . . . . . . . . .     27
  The Account and John Hancock . . . . . . . . . . . . . . . . .     27
  Contracts Purchased Other Than to Fund a Tax Qualified Plan  .     28
  Diversification Requirements . . . . . . . . . . . . . . . . .     28
  Contracts Purchased to Fund a Tax Qualified Plan . . . . . . .     29
PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . .     34
STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . .     34
REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
VOTING PRIVILEGES  . . . . . . . . . . . . . . . . . . . . . . .     35
  The Account  . . . . . . . . . . . . . . . . . . . . . . . . .     35
  John Hancock . . . . . . . . . . . . . . . . . . . . . . . . .     35
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE . . . . . . . .     35
LEGAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . .     35
DISTRIBUTION OF THE CONTRACTS  . . . . . . . . . . . . . . . . .     36
IMPACT OF YEAR 2000 ISSUE. . . . . . . . . . . . . . . . . . . .
REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . .     36
EXPERTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     36
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . .     36
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION . . . .     36
APPENDIX--THE FIXED ACCOUNT AND FIXED ACCOUNT VALUE  . . . . . .     37
APPENDIX--VARIABLE ANNUITY INFORMATION FOR INDIVIDUAL RETIREMENT
 ANNUITIES . . . . . . . . . . . . . . . . . . . . . . . . . . .     39
APPENDIX--ILLUSTRATIVE ACCUMULATED VALUE AND ANNUITY PAYMENT
 TABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     40

THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE OR SOLICIT AN OFFER IN THAT STATE.

                        SYNOPSIS OF EXPENSE INFORMATION

  The purpose of this synopsis is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly or indirectly. This synopsis includes expenses of the Account as well as those of the Fund. This synopsis does not include any premium taxes that may be applicable. For a more complete description of the Account charges, see "Charges under Variable Annuity Contracts." For a more complete description of the investment advisory fee charged each Portfolio and the annual operating expenses of each Portfolio, see the prospectus for the Fund.

CONTRACT EXPENSES
Maximum Withdrawal Charge (as a percentage of amount surrendered)/1/     7.00%
Annual Contract Fee (for Contracts having an Accumulated Value of
 $10,000 or less)/2/ . . . . . . . . . . . . . . . . . . . . . . . .    $  30

SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a percentage of average account value)
Mortality and Expense Risk Charge  . . . . . . . . . . . . . . . . .     1.10%
Administrative Services Charge . . . . . . . . . . . . . . . . . . .     0.30%
                                                                        -----
Total Separate Account Annual Expenses . . . . . . . . . . . . . . .     1.40%

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average daily net assets)

  The figures in the following chart and the Examples which follow reflect the investment management fees currently payable and the 1997 other fund expenses allocated to the Fund (except that other fund expenses for the Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are based upon estimates for the current fiscal year).

                                                                    Other
                                                                     Fund
                                     Other Fund      Total         Expenses
                                      Expenses       Fund           Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses    Reimbursement/3/
    ---------           ----------  -------------  ---------   ----------------
Managed . . . . . . .      0.33%        0.04%        0.37%           N/A
Growth & Income . . .      0.25%        0.03%        0.28%           N/A
Equity Index. . . . .      0.15%        0.25%        0.40%           0.40%
Large Cap Value . . .      0.75%        0.25%        1.00%           0.31%
Large Cap Growth. . .      0.39%        0.05%        0.44%           N/A
Mid Cap Value . . . .      0.80%        0.25%        1.05%           0.34%
Mid Cap Growth. . . .      0.85%        0.25%        1.10%           0.57%
Diversified Mid Cap
 Growth . . . . . . .      0.75%        0.10%        0.85%           N/A
Real Estate Equity. .      0.60%        0.09%        0.69%           N/A
Small/Mid Cap CORE. .      0.80%        0.25%        1.05%           N/A
Small Cap Value . . .      0.80%        0.25%        1.05%           0.50%
Small Cap Growth. . .      0.75%        0.25%        1.00%           0.37%
Global Equity . . . .      0.90%        0.25%        1.15%           N/A
International Balanced     0.85%        0.25%        1.10%           0.71%
International Equity
 Index. . . . . . . .      0.18%        0.19%        0.37%           N/A
International
 Opportunities. . . .      0.97%        0.25%        1.22%           0.60%
Emerging Markets
 Equity . . . . . . .      1.30%        0.25%        1.55%           N/A
Short-Term Bond . . .      0.30%        0.21%        0.51%           N/A
Bond Index. . . . . .      0.15%        0.25%        0.40%           N/A
Sovereign Bond. . . .      0.25%        0.06%        0.31%           N/A
Strategic Bond. . . .      0.75%        0.25%        1.00%           0.57%
High Yield Bond . . .      0.65%        0.25%        1.00%           0.57%

                                                                    Other
                                                                     Fund
                                     Other Fund      Total         Expenses
                                      Expenses       Fund           Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses    Reimbursement/3/
    ---------           ----------  -------------  ---------   ----------------

Money Market. . . . .      0.25%        0.08%        0.33%           N/A


/1/ Actual Withdrawal Charges may be lower, as the Withdrawal Charge decreases each year on each anniversary of the date of deposit and limited free partial withdrawals are allowed.


        Years from date
        of deposit to                                      Withdrawal
      date of withdrawal                                     Charge
      ------------------                                   ----------
      7 or more . . . . . . . . . . . . . . . . . . . .         0%
      6 but less than 7 . . . . . . . . . . . . . . . .         1%
      5 but less than 6 . . . . . . . . . . . . . . . .         2%
      4 but less than 5 . . . . . . . . . . . . . . . .         3%
      3 but less than 4 . . . . . . . . . . . . . . . .         4%
      2 but less than 3 . . . . . . . . . . . . . . . .         5%
      1 but less than 2 . . . . . . . . . . . . . . . .         6%
      less than 1 . . . . . . . . . . . . . . . . . . .         7%


    An Owner may withdraw in any Contract Year up to 10% of the Accumulated Value of the Contract as of the beginning of the Contract Year without any charges.

/2/ The annual contract fee is deducted on Contracts having an Accumulated Value of less than $10,000. The contract fee is deducted at the beginning of each Contract year after the first and at a full surrender during a Contract Year. The contract fee is assessed only during the Accumulation Period. In the following Examples, the annual contract fee has been expressed as an annual percentage of assets based on past experience concerning Contract fees collected on other variable annuity contracts using the same Contract fee provision.

/3/ John Hancock reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of its average daily net asset value.


                                    EXAMPLES

  The following examples should not be considered representations of past or future expenses; actual expenses may be greater than or less than those shown above.

  If you surrender your contract at the end of the applicable time period, you would pay the following current expenses on a $1,000 investment, assuming 5% annual return on assets:

                                          1 Year  3 Years  5 Years   10 Years
                                          ------  -------  -------   --------
MANAGED . . . . . . . . . . . . . . . .    $81     $102     $125       $214
GROWTH & INCOME . . . . . . . . . . . .    $81     $ 99     $120       $204
EQUITY INDEX  . . . . . . . . . . . . .    $82     $103     $127       $217
LARGE CAP VALUE . . . . . . . . . . . .    $88     $121     $157       $279
LARGE CAP GROWTH  . . . . . . . . . . .    $82     $104     $129       $221
MID CAP VALUE . . . . . . . . . . . . .    $88     $123     $160       $284
MID CAP GROWTH  . . . . . . . . . . . .    $89     $124     $162       $289
DIVERSIFIED MID CAP GROWTH. . . . . . .    $86     $117     $150       $264
REAL ESTATE EQUITY  . . . . . . . . . .    $85     $112     $142       $247
SMALL/MID CAP CORE. . . . . . . . . . .    $88     $123     $160       $284
SMALL CAP VALUE . . . . . . . . . . . .    $88     $123     $160       $284
SMALL CAP GROWTH  . . . . . . . . . . .    $88     $121     $157       $279
GLOBAL EQUITY . . . . . . . . . . . . .    $89     $126     $165       $293
INTERNATIONAL BALANCED  . . . . . . . .    $89     $124     $162       $289
INTERNATIONAL EQUITY INDEX. . . . . . .    $82     $104     $128       $220

                                          1 Year  3 Years  5 Years   10 Years
                                          ------  -------  -------   --------
INTERNATIONAL OPPORTUNITIES . . . . . .    $90     $128     $169       $300
EMERGING MARKETS EQUITY . . . . . . . .    $93     $138     $184       $332
SHORT-TERM BOND . . . . . . . . . . . .    $83     $106     $132       $229
BOND INDEX. . . . . . . . . . . . . . .    $82     $103     $127       $217
SOVEREIGN BOND  . . . . . . . . . . . .    $81     $100     $122       $207
STRATEGIC BOND  . . . . . . . . . . . .    $88     $121     $157       $279
HIGH YIELD BOND . . . . . . . . . . . .    $87     $118     $152       $269
MONEY MARKET  . . . . . . . . . . . . .    $81     $101     $123       $209


  If you annuitize at the end of the applicable time period, or if you do not surrender your Contract, you would pay the following current expenses on a $1,000 investment, assuming 5% annual return on assets:


                                                           1 Year  3 Years  5 Years   10 Years
                                                           ------  -------  -------   --------
MANAGED  . . . . . . . . . . . . . . . . . . . . . . . .    $18      $57     $ 99       $214
GROWTH & INCOME  . . . . . . . . . . . . . . . . . . . .    $18      $54     $ 94       $204
EQUITY INDEX . . . . . . . . . . . . . . . . . . . . . .    $19      $58     $100       $217
LARGE CAP VALUE  . . . . . . . . . . . . . . . . . . . .    $25      $76     $131       $279
LARGE CAP GROWTH . . . . . . . . . . . . . . . . . . . .    $19      $59     $102       $221
MID CAP VALUE  . . . . . . . . . . . . . . . . . . . . .    $25      $78     $133       $284
MID CAP GROWTH . . . . . . . . . . . . . . . . . . . . .    $26      $79     $136       $289
DIVERSIFIED MID CAP GROWTH . . . . . . . . . . . . . . .    $23      $72     $123       $264
REAL ESTATE EQUITY . . . . . . . . . . . . . . . . . . .    $22      $67     $115       $247
SMALL/MID CAP CORE . . . . . . . . . . . . . . . . . . .    $25      $78     $133       $284
SMALL CAP VALUE  . . . . . . . . . . . . . . . . . . . .    $25      $78     $133       $284
SMALL CAP GROWTH . . . . . . . . . . . . . . . . . . . .    $25      $76     $131       $279
GLOBAL EQUITY. . . . . . . . . . . . . . . . . . . . . .    $26      $81     $138       $293
INTERNATIONAL BALANCED . . . . . . . . . . . . . . . . .    $26      $79     $136       $289
INTERNATIONAL EQUITY INDEX . . . . . . . . . . . . . . .    $19      $59     $102       $220
INTERNATIONAL OPPORTUNITIES  . . . . . . . . . . . . . .    $27      $83     $141       $300
EMERGING MARKETS EQUITY. . . . . . . . . . . . . . . . .    $30      $93     $158       $332
SHORT-TERM BOND. . . . . . . . . . . . . . . . . . . . .    $20      $62     $106       $229
BOND INDEX . . . . . . . . . . . . . . . . . . . . . . .    $19      $58     $100       $217
SOVEREIGN BOND . . . . . . . . . . . . . . . . . . . . .    $18      $55     $ 95       $207
STRATEGIC BOND . . . . . . . . . . . . . . . . . . . . .    $25      $76     $131       $297
HIGH YIELD BOND. . . . . . . . . . . . . . . . . . . . .    $24      $73     $126       $269
MONEY MARKET . . . . . . . . . . . . . . . . . . . . . .    $18      $56     $ 96       $209

                                 SPECIAL TERMS

  As used in this prospectus, the following terms have the indicated meanings:

  ACCUMULATION SHARE: a unit of measurement used in determining the value of a Contract prior to the commencement of annuity payments or, if earlier, contract lapse. The value of an Accumulation Share for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amount.

  ACCUMULATED VALUE OF A CONTRACT: total value of the Accumulation Shares in that Contract plus the Fixed Account Value of that Contract, if any.

  ANNUITANT: the person on whose life the Contract is issued.

  ANNUITY OPTION: the provisions under which a series of annuity payments is made to the Annuitant or other payee, such as the Life Annuity with Ten Years Certain.

  ANNUITY UNIT: a unit of measurement used in determining the amount of each variable annuity payment. The value of an Annuity Unit for each subaccount will depend upon the assumed investment rate and the investment performance of that subaccount and will vary in dollar amount.

  BENEFICIARY: the person who receives the proceeds in the event of the death of the Owner of the Annuitant.

  CODE: The Internal Revenue Code of 1986, as amended.

  CONTRACT YEAR: a period between anniversaries of the date of issue of the Contract.

  FIXED ACCOUNT: an account that is part of JHVLICO's general account in which all or a part of the Accumulated Value may be held for accumulation at fixed rates of interest (not less than 3%) declared by JHVLICO periodically at its discretion.

  OWNER: the person(s) or entity, usually the person(s) or entity to whom the Contract is issued, who has the sole right to exercise all rights and privileges under the Contract except as otherwise provided in the Contract.

  DATE OF MATURITY OF A CONTRACT: the date elected by the Owner as of which annuity payments will commence. The election is subject to certain conditions described in "The Annuity Period".

  MINIMUM DEATH BENEFIT: the undertaking of John Hancock under a Contract to make a payment on the death of the Annuitant at any time before the date of maturity equal to the greatest of (a) the Accumulated Value of the Contract next determined following John Hancock's receipt of due proof of death, (b) the aggregate amount of the purchase payments made under the Contract (reduced to reflect partial withdrawals and withdrawal charges), or (c) in states where permitted by law, the highest Accumulated Value of the Contract as of any fifth interval Contract anniversary preceding the Contract anniversary nearest the Annuitant's 81st birthday, plus the purchase payments made under the Contract, adjusted for partial withdrawals and withdrawal charges, since such Contract anniversary. See "The Accumulation Period--Death Benefit Before Date of Maturity".

  NET PURCHASE PAYMENT: the amount of any purchase payment reduced by applicable taxes, if any, based on the amount of the purchase payment.

  SERVICING OFFICE: P.O. Box 111, Boston, MA 02117.

  SURRENDER VALUE: a cash payment made prior to a Contract's maturity, equal to all or part of the Accumulation Shares credited to the Contract, less any Withdrawal Charge and contract fee.

                              SUMMARY INFORMATION

  The Contracts are designed both for purchase by individuals doing their own retirement planning, including plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code") and for purchase for persons participating in (1) pension and profit-sharing plans qualified under Section 401(c) of the Code, known as "H.R. 10 plans", (2) pension or profit-sharing plans qualified under Sections 401(a) or 403(a) of the Code, known as "corporate plans", (3) plans qualifying under Section 401(k) of the Code, (4) annuity purchase plans adopted under the provisions of Section 403(b) of the Code by public school systems and certain other tax-exempt organizations, (5) individual retirement annuity plans satisfying the requirements of Section 408 of the Code, and (6) deferred compensation plans maintained by a state or political subdivision or tax exempt organizations under
Section 457 of the Code.

  In order to accommodate "employer-related" plans funded by the Contracts, contract forms using "unisex" purchase rates, i.e. rates the same for males and females, are available. Any questions you have as to whether you are participating in an employer-related plan should be directed to your employer. Any other question you or your employer may have with respect to this topic can be asked John Hancock by calling 800 REAL LIFE (800-732-5543) or by writing Servicing Office, P.O. Box 111, Boston, MA 02117.

THE CONTRACTS

  The Contracts offered are deferred annuity Contracts under which purchase payments may be made in a lump sum or at intervals until the maturity date selected by the Owner, at which time annuity payments by John Hancock will begin, if so elected by the Owner.

  An application for a Contract is available from a marketing representative. Upon completion, it is transmitted along with the purchase payment to John Hancock's Servicing Office for review. (See "Distribution of the Contracts.")

  John Hancock also issues variable life insurance policies and other variable annuity contracts that charge a front-end sales load and other forms of variable annuity contracts that charge a contingent deferred sales load. These contracts and policies are offered by means of other prospectuses, but use the same underlying Fund.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under its Contracts. There are currently twenty-three subaccounts within the Account: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market.

  Each Portfolio has a different investment objective. John Hancock receives a fee from each Portfolio for providing investment management services. In turn, John Hancock pays a fee to the following sub-investment managers for providing sub-investment services to the various Portfolios:

                       NAME OF FUND                             NAME OF SUB-INVESTMENT MANAGER
                       ------------                             ------------------------------
   Managed                                                      Independence Investment Associates, Inc.
   Growth & Income. . . . . . . . . . . . . . . . . .           Independence Investment Associates, Inc.
   Equity Index                                                 State Street Bank & Trust, N.A.
   Large Cap Value. . . . . . . . . . . . . . . . . .           T. Rowe Price Associates, Inc.


   Large Cap Growth. . . . . . . . . . . . . . . . . .          Independence Investment Associates, Inc.
   Mid Cap Value                                                Neuberger & Berman Management, Inc.
   Mid Cap Growth                                               Janus Capital Corporation
   Diversified Mid Cap Growth. . . . . . . . . . . . .          John Hancock Advisers, Inc.


   Real Estate Equity                                           Independence Investment Associates, Inc.
   Small/Mid Cap CORE                                           Goldman Sachs Asset Management
   Small Cap Value                                              INVESCO Management & Research, Inc.
   Small Cap Growth. . . . . . . . . . . . . . . . . .          John Hancock Advisers, Inc.
   Global Equity. . . . . . . . . . . . . . . . . . .           Scudder Kemper Investments
   International Balanced                                       Brinson Partners, Inc.
   International Equity Index                                   Independence Investment International Associates, Inc.
   International Opportunities                                  Rowe Price-Fleming International, Inc.
   Emerging Markets Equity. . . . . . . . . . . . . .           Montgomery Asset Management, LLC
   Short-Term Bond                                              Independence Investment Associates, Inc.
   Bond Index                                                   Mellon Bond Associates
   Sovereign Bond. . . . . . . . . . . . . . . . . . .          John Hancock Advisers, Inc.
   Strategic Bond. . . . . . . . . . . . . . . . . . .          J.P. Morgan Investment Management, Inc.
   High Yield Bond                                              Wellington Management Company, LLP

  The fee paid by John Hancock to the sub-investment managers for these services is borne by John Hancock and is not charged to the Fund, the Account, or Owners.
 For a full description of the Fund, see the prospectus for the Fund following at the end of this prospectus.

PRINCIPAL UNDERWRITER OF THE ACCOUNT

  John Hancock Distributors, Inc., a registered broker-dealer since 1968, makes the Contracts available through its registered representatives licensed to sell life insurance policies and annuity contracts.

INVESTMENT OF PURCHASE PAYMENTS

  Purchase payments received under the Contracts, after deduction of premium or similar taxes, if applicable, are allocated by John Hancock to one or more of the variable subaccounts and the Fixed Account, as directed by the Owner.

  Purchase payments should be mailed to the John Hancock Servicing Office, Post Office Box 111, Boston, MA 02117.

MINIMUM AND MAXIMUM PURCHASE PAYMENTS

  The initial purchase payment under a Contract must be at least $5,000 ($1,000 for individual retirement accounts and $50 for all other qualified plans); or $500 if made pursuant to the Annuity Direct Deposit Program; thereafter any payment must be at least $50.

  The maximum amount that can be deposited into a Contract per Contract Year is $1,000,000. The maximum amount that can be deposited in or transferred to the Fixed Account per Contract Year is $100,000, exclusive of the initial deposit which can be as large as $500,000. Deposits in or transfers to the Fixed Account can only be made during the first 10 Contract Years. No new deposits may be made after the Annuitant's 85th birthday. These limits may be waived by John Hancock.

ACCOUNT FEES

  The charges made directly to the Account aggregate 1.40% per annum of the average daily net asset value of the Account and are made up of daily charges aggregating 1.10% annually for mortality and expense risks assumed (0.45% on an annual basis for mortality risks and 0.65% on an annual basis for expense risks) and 0.30% for certain administrative services. (See "Charges Under Variable Annuity Contracts--Charges for Administrative Services.")

FUND CHARGES

  Investment management fees at annual rates ranging from 0.15% to 1.30% of average daily net assets are paid by the Portfolios to John Hancock. The Portfolios also incur charges for other expenses incurred in their operations. Investment management fees and other expenses are reflected in the net asset value of each Portfolio's shares. For a description of these charges and expenses, see the prospectus for the Fund.

SALES DEDUCTIONS UPON WITHDRAWALS

  A Withdrawal Charge (a contingent deferred sales charge), if applicable, is deducted from amounts withdrawn prior to maturity. The aggregate Withdrawal Charges assessed against a Contract will never exceed 7% of the total purchase payments received. (See "Charges Under Variable Annuity Contracts-- Withdrawal Charge.")

OTHER CHARGES OR DEDUCTIONS

  Deductions are made for any applicable taxes based on the amount of a purchase payment; currently such taxes in certain states are up to 5% of each purchase payment. (See "Charges Under Variable Annuity Contracts--Premium or Similar Taxes.")

  Charges are made for any taxes or interest expense attributable to the Account. An annual contract fee of $30 is deducted on Contracts having an Accumulated Value of less than $10,000. John Hancock reserves the right to increase the contract fee up to $50, subject to state regulations. (See "Charges Under Variable Annuity Contracts--Charges for Administrative Services.")

WITHDRAWAL OR SURRENDER PRIOR TO MATURITY

  At any time before annuity payments begin, if the Annuitant is living, a Contract may be surrendered in full for its Surrender Value or a portion of the value of the Contract may be withdrawn, subject to certain limits. (See "The Accumulation Period--Surrender of the Contract; Partial Withdrawal.") A 10% penalty tax may be applicable to the taxable portion (earnings) withdrawn before the Owner attains age 59 1/2.

SYSTEMATIC WITHDRAWALS

  The Owner may pre-authorize a periodic withdrawal plan. Payments may be monthly, quarterly, semi-annual or annual, and may be for a specific dollar amount. A minimum Accumulated Value of $25,000 is required to start the program. (See "The Accumulation Period--Systematic Withdrawal.")

DOLLAR-COST AVERAGING

  The Owner may elect to have amounts transferred automatically from any one of the variable subaccounts into one or more of the other variable subaccounts. Transfers may be made monthly, quarterly, semi-annually, or annually for a minimum of $250. A minimum Accumulated Value of $15,000 is required to start the program. (See "The Accumulation Period--Dollar-Cost Averaging.")

NURSING HOME WAIVER

  If the Owner of the Contract becomes confined to a nursing home facility at least 90 days after issue and prior to commencement of annuity payments and such confinement continues for at least 90 consecutive days, then Withdrawal Charges may be waived on any subsequent surrender or partial withdrawal that is made prior to 90 days after discharge from the nursing home facility. This benefit is subject to certain restrictions and may not be available in all states. The benefit is not available for applicants over age 74. For a complete description of the terms, conditions, and benefits of the waiver, reference should be made to the Contract.

GUARANTEED MINIMUM DEATH BENEFIT

  Contracts include a death benefit payable on the death of the Annuitant prior to annuitization that is the greatest of (a) the Accumulated Value of the Contract, (b) the purchase payments made under the Contract, adjusted for any prior partial withdrawals and withdrawal charges, or (c) in states where permitted by law, the highest Accumulated Value of the Contract as of any fifth interval Contract anniversary preceding the Contract anniversary nearest the Annuitant's 81st birthday, plus the purchase payments made under the Contract, adjusted for partial withdrawals and withdrawal charges, since such Contract anniversary. (See "The Accumulation Period--Death Benefit Before Date of Maturity.")

10 DAY FREE-LOOK PROVISION

  An Owner may surrender the Contract for any reason within 10 days after its receipt and receive in cash the Accumulated Value of the Contract, plus any deductions previously made from purchase payments for premium or similar taxes. Owners surrendering Contracts issued in Hawaii, Idaho, Missouri, Nebraska, North Carolina, Oklahoma, Oregon, South Carolina, Washington, West Virginia, and Utah, and all Contracts issued under an individual retirement account, will receive gross purchase payments made. If the Contract is issued in California to an Owner 60 years of age or older, the Owner may surrender the Contract within 30 days after its receipt, and, in that event, the gross purchase payments made will be refunded to the Owner. If the Contract is issued in North Dakota, the Owner may surrender the Contract within 20 days after its receipt and, in that event, the gross purchase payments made will be refunded.

                              THE VARIABLE ANNUITY

  A variable annuity is significantly different from a fixed annuity in that it is the Owner and Annuitant under a variable annuity who assume the risk of investment gain or loss rather than the insurance company. While under a fixed annuity the insurance company guarantees a specified interest rate and specified monthly annuity payments, the amounts of annuity payments under a variable annuity are not guaranteed and will vary with the investment performance of the portfolio securities in the underlying Fund.

  Based upon the Owner's investment objective, the Owner directs the allocation of purchase payments and Accumulated Values among the subaccounts on a continuing basis. There can be no assurance that these investment objectives will be achieved.

                 JOHN HANCOCK, THE ACCOUNT AND THE SERIES FUND

JOHN HANCOCK

  John Hancock is a mutual life insurance company chartered in Massachusetts in 1862. Its Home Office is at 200 Clarendon Street, Boston, Massachusetts 02117. It conducts a conventional life insurance business in all of the United States, the District of Columbia and Puerto Rico. John Hancock sells insurance policies and annuity contracts directly to customers or through a career agency system, banks, or broker/dealers.

THE ACCOUNT

  The Account is a separate account established under Massachusetts law on May 11, 1987. The Account, although an integral part of John Hancock, meets the definition of a "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

  The Account's assets are the property of John Hancock and the obligations under the Contracts are the obligations of John Hancock. Each Contract provides that the portion of the Account's assets equal to the reserves and other liabilities under the Contract with respect to the Account shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the net assets and other liabilities for Contracts, the Account's assets include assets derived from charges made by John Hancock and, possibly, funds contributed by John Hancock to commence operation of the subaccounts or their predecessors. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any subaccount.

  Income, gains and losses, whether or not realized, from assets allocated to the Account are, in accordance with the Contracts, credited to or charged against the Account without regard to other income, gains or losses of John Hancock.

  There currently are twenty-three subaccounts in the Account: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. The assets in each are invested in a separate class of shares issued by the Fund, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added and made available to Owners. There is a limitation on the number of subaccounts that may be utilized over the lifetime of a Contract. At the current time that limit is eighteen. However, it is John Hancock's intention to raise that limit later in 1998 to ninety-nine subaccounts. For purposes of this limit, each deposit or transfer of funds into a subaccount will count as one "use" of a subaccount even if the subaccount has been used before.




THE SERIES FUND

  The Fund is a "series" type of mutual fund which is registered under the 1940 Act as an open-end diversified management investment company and organized as a Massachusetts business trust. The Fund serves as the investment medium for the Account and other unit investment trust separate accounts established by John Hancock and by John Hancock Variable Life Insurance Company for variable life insurance policies and variable annuity contracts. A full description of the Fund, its investment objectives, policies and restrictions, its charges and expenses, and all other aspects of its operation is contained in the attached prospectus (which should be read carefully before investing) and the statement of additional information referred to therein, which should be read together with this prospectus. Among other items, note the description of the need to monitor events on the part of the Fund's Board of Trustees for possible conflicts between separate accounts and other consequences.

  The following is a brief summary of the investment objectives of each Portfolio.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

 Large Cap Value Portfolio

  The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Mid Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

 Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

 Diversified Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of medium capitalization growth companies.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 Small/Mid Cap CORE Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

 Small Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

 Small Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

 Global Equity Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

 International Balanced Portfolio

  The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

 International Opportunities Portfolio

  The investment objective of this Portfolio is to provide capital appreciation through investments in common stocks of primarily well-established, non-United States companies.

 Emerging Markets Equity Portfolio

  The investment objective of this Portfolio is to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

 Short-Term Bond Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

 Bond Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk through investment primarily in a diversified portfolio of freely marketable debt securities.

 Strategic Bond Portfolio

  The investment objective of this Portfolio is to provide total return consistent with moderate risk of capital and maintenance of liquidity, through a portfolio of domestic and international fixed income securities.

 High Yield Bond Portfolio

  The investment objective of this Portfolio is to provide high current income and capital appreciation with capital preservation through investing primarily in high yield (below investment grade) debt securities.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity, through investment in high quality money market instruments.



  John Hancock acts as the investment manager for the Fund. Independence Investment Associates, Inc. ("IIA"), an indirectly-owned subsidiary of John Hancock with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth, Real Estate Equity, and Short-Term Bond Portfolios. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio.

  John Hancock Advisers, Inc., another directly-owned subsidiary of John Hancock, located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Diversified Mid Cap Growth, and Small Cap Growth Portfolios.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and, its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  INVESCO Management & Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC, of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 South LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Goldman Sachs & Company, located at One New York Plaza, New York, New York 10004, is sub-investment adviser to the Small/Mid Cap CORE Portfolio. Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is the sub-investment adviser to the Global Equity Portfolio. Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California
 94111, is the sub-investment adviser to the Emerging Markets Equity Portfolio. Mellon Bond Associates, located at

One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, is the sub-investment adviser to the Bond Index Portfolio. Wellington Management Company, LLC, located at 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to the High Yield Bond Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid. Any such distribution will result in a reduction in the value of the Fund shares of the Portfolio from which the distribution was made. The total net asset value of the Account will not change because of such distribution, however.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each subaccount based on, among other things, the amount of net purchase payments allocated to the subaccount, dividends and distributions reinvested, transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date.

                    CHARGES UNDER VARIABLE ANNUITY CONTRACTS

CHARGES FOR MORTALITY AND EXPENSE RISKS

  While the variable annuity payments to Annuitants will vary in accordance with the investment performance of the Account, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of John Hancock over the expense charges provided for in the Contracts. John Hancock assumes the risk that Annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses. John Hancock also provides a minimum death benefit and waives Withdrawal Charges upon the death of the Annuitant.

  In return for the assumption of these mortality and expense risks, John Hancock charges the Account daily 0.001233% (0.45% on an annual basis) of the current value of Account net assets for mortality risks and 0.001781% (0.65% on an annual basis) for expense risks. John Hancock reserves the right to revise the proportionate amounts of the charge as between mortality risks and expense risks, should estimates change. Nevertheless, the aggregate charge will not exceed 1.10% on an annual basis.

CHARGES FOR ADMINISTRATIVE SERVICES

  John Hancock maintains an account for each Owner and Annuitant and makes all disbursements of benefits. John Hancock also furnishes such administrative and clerical services, including the calculation of Accumulation Share values and the values and interests determined thereby, as are required for each subaccount. John Hancock makes disbursements from Account funds to pay obligations chargeable to the Account and maintains the accounts, records, and other documents relating to the business of the Account required by regulatory authorities.

  For these and other administrative services, John Hancock makes a daily charge to the Account of 0.000822% (0.30% on an annual basis) of the current value of its net assets and assesses, during the Accumulation Period, and a contract fee of $30 on Contracts having an Accumulated Value of less than $10,000. The contract fee will be deducted at the beginning of each Contract Year after the first and at a full surrender during a Contract Year. John Hancock reserves the right to increase this fee up to a maximum of $50 subject to state regulations. The contract fee will be deducted from each subaccount and the Fixed Account in the same proportion that the Accumulated Value of the Contract in that subaccount or Fixed Account bears to the full Accumulated Value of the Contract. However, the portion of the contract fee allocated to the Fixed Account will not be deducted from the Fixed Account to the extent it would result in an accumulation of purchase payments or other amounts allocated to the Fixed Account at less than the guaranteed minimum rate of 3 percent. In such case, the unallocable portion of the contract fee allocable to the Fixed Account will be deducted proportionately from the subaccounts, if any.

  The administrative services charges were not designed, nor are they expected, to exceed John Hancock's cost in providing these services.

WITHDRAWAL CHARGE

  A Withdrawal Charge, which is a contingent deferred sales charge, may be assessed whenever a Contract is surrendered for cash prior to maturity ("surrender") or whenever an amount less than the total Accumulated Value of the Contract is withdrawn from a Contract prior to maturity ("partial withdrawal"). This charge is used to help defray expenses relating to the sales of the Contracts, including commissions paid to marketing representatives and other distribution costs.

  An Owner may withdraw in any one Contract Year up to 10% of the Accumulated Value of the Contract as of the beginning of the Contract Year without the assessment of any charges. If, in any Contract Year, the Owner withdraws an aggregate amount in excess of 10% of the Accumulated Value of the Contract as of the beginning of the Contract Year, the amount withdrawn in excess of 10% subjects the Contract to a Withdrawal Charge to the extent that the excess is attributable to purchase payments made within seven years of the date of withdrawal or surrender. Amounts withdrawn to satisfy the minimum distribution requirements for qualified plans attributable to any one Contract are not subject to a Withdrawal Charge in any Contract Year. Amounts above the minimum distribution requirements are subject to a Withdrawal Charge as described above.

  Withdrawal Charges are based upon the purchase payments made to date and are assessed as follows:


            Years from
             date of                                   Withdrawal
            deposit to                                   Charge
             date of                                  ------------
            withdrawal
            ----------
          7 or more . . . . . . . . . . . . . . . .        0%
          6 but less than 7 . . . . . . . . . . . .        1%
          5 but less than 6 . . . . . . . . . . . .        2%
          4 but less than 5 . . . . . . . . . . . .        3%
          3 but less than 4 . . . . . . . . . . . .        4%
          2 but less than 3 . . . . . . . . . . . .        5%
          1 but less than 2 . . . . . . . . . . . .        6%
          less than 1 . . . . . . . . . . . . . . .        7%

  In no event will the aggregate Withdrawal Charges against a Contract ever exceed 7% of the total purchase payments received.

  Whenever a Withdrawal Charge is imposed, it is deducted from each of the subaccounts and the Fixed Account as described in "Surrender of Contract; Partial Withdrawals." All amounts withdrawn plus all contract fees and Withdrawal Charges are assumed to be deducted first from the earliest purchase payment, and then from the next earliest purchase payment, and so forth until all payments have been exhausted, satisfying the first in--first out ("FIFO") method of accounting. Further withdrawals will be deducted from earnings, to which no Withdrawal Charge will apply. For a discussion of the taxation of partial withdrawals, see "Federal Income Taxes--Partial Withdrawals Before Annuity Starting Date."

  To the extent that any Withdrawal Charge is applicable when a surrender is requested, the Accumulated Value of the Contract will be reduced by the amount of the Withdrawal Charge in addition to the actual dollar amount sent to the recipient. The Withdrawal Charge is calculated based upon the full amount by which the Accumulated Value is reduced, subject to the conditions noted above.

  For example, assume a Contract is issued on January 1, 1998, that the Owner makes purchase payments of $5,000 on January 1, 1998, $1,000 on January 1, 1999, and $1,000 on January 1, 2000. Assume that the Accumulated Value of the Contract on January 1, 2001, is $9,000 and that a partial withdrawal is made by the Owner in the amount of $6,000 (no tax withholding) on June 1, 2001. The Withdrawal Charge in this case, assuming no prior partial withdrawals, would equal $229.57.

  In calculating the Withdrawal Charge under the FIFO method, the January 1, 1998, $5,000 purchase payment is first reduced by the three $30 Contract Fees on January 1, 1999, 2000, and 2001, i.e., to $4,910. Ten percent of the Accumulated Value on January 1, 2001, i.e., $900 is then deducted.

  The remaining balance of the $5,000 January 1, 1999, purchase payment, i.e., $4,010, is then withdrawn in its entirety and is assessed a Withdrawal Charge of $160.40 (.04 x $4,010). All of the $1,000 January 1, 1999, purchase payment is to be withdrawn and is assessed a Withdrawal Charge of $50 (.05 x $1,000). To make up the remainder of the $6,000 paid to the Owner, $319.57 is withdrawn from the January 1, 2000, purchase payment. This is assessed a Withdrawal Charge of $19.17 (.06 x $319.57).

  Therefore, the total amount paid to the Owner is $6,000 and the total Withdrawal Charge is $229.57.

  Withdrawals made prior to the Owner attaining age 59 1/2 may be subject to certain adverse tax consequences. An IRS excise tax of 10% is generally applicable to the taxable portion (earnings) of a premature withdrawal from the Contract. (See "Federal Income Taxes--Penalty for Premature Withdrawals.")

  To the extent that the proceeds from the Withdrawal Charges may be insufficient to cover distribution costs, John Hancock may recover them from its general account assets which may consist of, among other things, proceeds derived from mortality and expense risk charges deducted from the Account.

NURSING HOME WAIVER

  If the Owner of the Contract becomes confined to a nursing home facility at least 90 days after issue and prior to commencement of annuity payments and receives skilled nursing care, intermediate care, or custodial care and such confinement continues for at least 90 consecutive days, then Withdrawal Charges may be waived on any subsequent surrender or partial withdrawal that is made prior to 90 days after discharge from the nursing home facility. John Hancock must receive a written request for withdrawal and written proof of confinement satisfactory to John Hancock no later than 90 days after discharge from the nursing home facility. In addition, the confinement must be prescribed by a physician and medically necessary. The waiver is not available to Contract applicants over age 74 or to applicants who were confined to a nursing home facility within the two years prior to the issue date of the Contract. This benefit may not be available in all states. For a complete description of the terms, conditions, and benefits of the waiver, reference should be made to the Contract.

VARIATIONS IN CHARGES

  In the future, John Hancock may allow a reduction in or the elimination of the Withdrawal Charges, the charges for mortality and expense risks, the administrative services charge, or the annual contract fee assessed on Contracts sold to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such Contracts or the costs associated with administering or maintaining such Contracts.

  The entitlement to such a reduction in or elimination of charges and fees will be determined by John Hancock based upon factors such as the following: (1) the size of the initial purchase payment, (2) the size of the group or class, (3) the total amount of purchase payments expected to be received from the group or class and the manner in which purchase payments are remitted, (4) the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the Contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker/dealers or marketing representatives with respect to Contracts within the same group or class.

  John Hancock will make any reduction in charges or fees according to its own rules in effect at the time an application for a Contract is approved. John Hancock reserves the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

PREMIUM OR SIMILAR TAXES

  Several states and local governments impose a premium or similar tax on annuities. Currently, such taxes range up to 5% of the Accumulated Value applied to an Annuity Option. Ordinarily, any state-imposed premium or similar tax will be deducted from the Accumulated Value of the Contract only at the time of annuitization.

  For Contracts issued in South Dakota, however, John Hancock pays a tax on each premium payment at the time it is made. John Hancock will deduct a charge for these taxes from the Accumulated Value of the Contract at the time of annuitization, death, surrender, or withdrawal. Such a charge is equal to the applicable premium tax percentage stated above times the amount of Accumulated Value that is applied to an Annuity Option, surrendered, withdrawn, or at death. The net economic effect of this procedure is not significantly different than if John Hancock deducted the premium tax from each premium payment when received.

  The charges described above (exclusive of taxes) and the Contracts' annuity purchase rates will apply for the duration of each Contract and, except as noted above, will not be increased by John Hancock. However, these charges do not include all of the expenses which may be incurred for the account of Owners and Annuitants. Additional charges will be made directly to the Account for taxes, if any, based on the income of, capital gains of, assets in, or the existence of, the Account and interest on funds borrowed. In addition, John Hancock reserves the right to deduct premium taxes from premiums when paid. Moreover, the Account purchases and redeems shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fee and of certain operating expenses described briefly under "Summary Information."

                               THE CONTRACTS

  The descriptions herein are based on certain provisions of the Contracts offered by this Prospectus. Reference should be made to the actual Contracts and to the terms and limitations of any tax qualified plan which is to be funded by such Contracts. Tax qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted thereby.

PURCHASE OF CONTRACTS

  The marketing representative will assist in the completion of the application for the Contract and will be responsible for its transmittal, together with the necessary purchase payment, to John Hancock's Servicing

Office. If the application is complete and the Contract applied for is suitable, the Contract will be issued and thereafter delivered by the marketing representative. If the completed application is received in proper order, the initial purchase payment accompanying the completed application is applied within two business days after receipt. If an initial purchase payment is not applied within five business days after receipt, it will be refunded unless John Hancock has received the consent of the applicant to retain the purchase payment until receipt of information necessary to complete the issuance of the Contract.

  The initial purchase payment must be at least $5,000 ($1,000 for individual retirement accounts and $50 for all other qualified plans) or $500 if made pursuant to the Annuity Direct Deposit Program; subsequent payments must be at least $50 in amount, except where otherwise permitted by John Hancock. Maximum transfers and payments to any one subaccount in a single Contract Year are $500,000, ($100,000 into the Fixed Account after the initial premium). Increases in purchase payments beyond the foregoing limits may be made only with John Hancock's written consent. While the Annuitant is living and the Contract is in force, purchase payments may be made at any time before maturity, except that no new purchase payments may be made after the Annuitant's 85th birthday. These limits may be waived by John Hancock.

                            THE ACCUMULATION PERIOD

ACCUMULATION SHARES

  Net purchase payments are allocated by John Hancock to any one or more of the subaccounts or the Fixed Account or allocated among the subaccounts and the Fixed Account in the proportion specified in the application for the Contract or as directed by the Owner from time to time. Any change in the election will be effective as to purchase payments made after the receipt by John Hancock at its Servicing Office of notice in form satisfactory to John Hancock.

  Each net purchase payment allocated to a subaccount purchases Accumulation Shares of that subaccount at the value of such shares next determined after the receipt of such net purchase payment at the Servicing Office of John Hancock. See "Variable Account Valuation Procedures." The number of Accumulation Shares of a subaccount purchased with a specific purchase payment will be determined by dividing the net purchase payment by the value of an Accumulation Share in that subaccount when the net purchase payment is applied. The value of the Accumulation Shares so purchased will vary in amount thereafter, depending upon the investment performance of the subaccount and the charges and deductions made against the subaccount.

VALUE OF ACCUMULATION SHARES

  At any date prior to a Contract's maturity date, the total value of the Accumulation Shares in a subaccount which have been credited to a Contract can be computed by multiplying the number of such Accumulation Shares by the appropriate Accumulation Share Value in effect for such date.

TRANSFERS TO OR FROM SUBACCOUNTS

  The Owner may elect to transfer all or any part of the Accumulation Shares or Annuity Units credited to a Contract from one subaccount to another subaccount or from one subaccount to the Fixed Account or from the Fixed Account to a subaccount. Any such transfer will result in the redemption and/or purchase of Accumulation Shares or Annuity Units, whichever is applicable, on the basis of the respective values next determined after receipt of notice satisfactory to John Hancock at its Servicing Office. No transfer described in this paragraph may be made on or within 30 days prior to the date of maturity. Up to 12 such transfers may be made in any Contract Year without charge. John Hancock reserves the right to assess a charge of up to $25 per transfer for each additional transfer beyond the twelve free transfers. Currently, the charge for additional transfers is zero. A transfer pursuant to the dollar-cost averaging feature discussed below counts toward the twelve free transfers per year. A maximum of $1,000,000 may be transferred from one subaccount to another in any Contract Year. (For Fixed Account transfers, see "Appendix--Fixed Account and Fixed Account Value.")

  An Owner may request a transfer in writing or, once a written telephone transfer authorization form is completed by the Owner, the Owner may request a transfer by telephoning John Hancock at 800 REAL LIFE (800-732-5543) or sending a written request via the John Hancock fax machine at 617-886-3048. Any written request should include the Owner's name, daytime telephone number, and Contract number as well as the names of the subaccounts from which and to which money will be transferred. John Hancock reserves the right to modify, suspend, or terminate telephone transfers at any time without notice to the Owners. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transfers will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone transfer instructions which John Hancock reasonably believes to be genuine, unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide safeguards against the execution of unauthorized transfers, and which are reasonably designed to confirm that transfer instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If John Hancock does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.


DOLLAR-COST AVERAGING

  The Owner may elect to have automatically transferred on a monthly, quarterly, semi-annual or annual basis, at no cost, part of the Accumulation Shares from any one of the variable subaccounts into one or more of the other subaccounts. The minimum amount of each transfer is $250. Automatic transfers into the Fixed Account are not permitted. To begin the program, the Accumulated Value of the Contract must be at least $15,000. The program continues until the earlier of 12, 24, or 36 (as chosen by the Owner) months or full liquidation of the variable subaccount from which the transfers are being made. Transfers may be made via telephone or facsimile machine provided a telephone authorization form has been completed by the Owner. John Hancock reserves the right to terminate the dollar-cost averaging program at any time. The dollar-cost averaging feature cannot be elected if the Owner is currently participating in the systematic withdrawal plan, discussed below.

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS

  Prior to a Contract's date of maturity, if the Annuitant is living, an Owner may (i) surrender the Contract for a cash payment representing all of the Surrender Value of the Contract or (ii) withdraw a portion of Accumulated Value of the Contract. The appropriate number of Accumulation Shares will be redeemed at their value next determined after the receipt by John Hancock at its Servicing Office of notice in form satisfactory to John Hancock. Unless directed otherwise by the Owner, that portion of the Accumulated Value of the Contract redeemed in a partial withdrawal (which includes any Withdrawal Charge) will be redeemed in each subaccount and in the Fixed Account in the same proportion as the Accumulated Value of the Contract is then allocated among the subaccounts and the Fixed Account. The redemption value may be more or less than the net purchase payments applied under the Contract to purchase the Accumulation Shares, depending upon the market value of the Fund shares held in the subaccount at the time. The cash payment the Owner will receive will be equal to the redemption value minus any applicable Withdrawal Charge and any unpaid contract fees. The cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. As described under "Miscellaneous Provisions--Deferment of Payment," however, redemption and payment may be delayed under certain circumstances. See "Federal Income Taxes" for possible adverse tax consequences of certain surrenders and partial withdrawals.

  Any request for a surrender or partial withdrawal should be mailed to the Servicing Office, Post Office Box 111, Boston, MA 02117.

  A partial withdrawal is not permitted in an amount less than $100 or if the total Accumulated Value of a Contract remaining after the withdrawal would be less than $1000. A partial withdrawal is not a loan and, once made, cannot be repaid.

  In the event the Accumulated Value of the Contract becomes zero, the Contract will terminate.

SYSTEMATIC WITHDRAWAL

  The Owner may elect to participate in a systematic withdrawal plan, which enables the Owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. Owners entering into such a plan instruct John Hancock to withdraw a level dollar amount from the Contract on a monthly, quarterly, semi-annual, or annual basis. The amount deducted will result in the cancellation of Accumulation Shares from each applicable subaccount in the ratio that the value of each subaccount bears to the total Accumulated Value. Currently, systematic withdrawal is available to Owners who have a Contract Value of $25,000 or more. The Company reserves the right to modify the eligibility rules or other terms and conditions of this program at any time, without notice. The minimum withdrawal is $100. Systematic withdrawals are subject to the Withdrawal Charge described above. The systematic withdrawal will terminate upon cancellation by the Owner or in the event that the Accumulated Value of the Contract becomes $5,000 or less. Systematic withdrawal is not available to Contracts participating in the Dollar-Cost Averaging program. There may be tax consequences associated with the systematic withdrawal plan. (See "Federal Income Taxes.")

DEATH BENEFIT BEFORE DATE OF MATURITY

  If the Annuitant dies before the date of maturity or the surrender or termination of a Contract, a death benefit is payable. The death benefit will be the greatest of (a) the Accumulated Value of the Contract next determined following receipt at the Servicing Office of John Hancock of due proof of death, together with any required instructions as to method of settlement, (b) the amount of the purchase payments made under the Contract reduced by all prior partial withdrawals (including Withdrawal Charges), if any, or (c) in states where permitted by law, the highest Accumulated Value of the Contract as of any fifth interval Contract anniversary preceding the Contract anniversary nearest the Annuitant's 81st birthday, plus the purchase payments made under the Contract, adjusted for partial withdrawals (including any Withdrawal Charges), since such Contract anniversary.

  In making the computation described in clause (c) of the preceding sentence, the Accumulated Value on the fifth Contract anniversary, and on every fifth anniversary thereafter (until the Contract anniversary preceding the Contract anniversary that is closest to the Annuitant's 81st birthday) is adjusted for subsequent premium payments and withdrawals and Withdrawal Charges. The highest such adjusted Accumulated Value is then compared to the amounts described in clauses (a) and (b), above. The greatest of these three amounts forms a minimum. This minimum or "floor" is first established on the fifth Contract anniversary and may increase on future fifth interval Contract anniversaries as a result of additional premium payments or favorable investment performance, but it will never decrease unless partial withdrawals are made. This "stepped-up" death benefit is provided at no additional cost to the Owner. In the event that the Owner is different from the Annuitant, the distribution rules required by the Code will apply, as discussed below.

  Payment of the death benefit will be made in a single sum to the beneficiary designated by the Owner prior to the Annuitant's death unless an optional method of settlement has been elected by the Owner. If an optional method of settlement has not been elected by the Owner, the beneficiary may elect an optional method of settlement in lieu of a single sum. No deduction is made for sales or other expenses upon such election. Payment will be made in a single sum in any event if the death benefit is less than $5000. (See

"Annuity Period--Annuity Options".) If there is no surviving beneficiary, the Owner, or his or her estate is the beneficiary.

  The Code requires certain distribution provisions to be included in any Contract used to fund other than a tax qualified plan (See "Federal Income Taxes"). Failure to include the required distribution provisions results in the Contract not being treated as an annuity for Federal tax purposes. The Code imposes comparable distribution requirements for Contracts used to fund tax qualified plans. These required provisions for tax qualified plans will be reflected by means of separate disclosures and endorsements furnished by John Hancock to Owners.

  The Code distribution requirements are expected to present no practical problems when the Annuitant and Owner are the same person. Nevertheless, all Owners of Contracts not used to fund a tax qualified plan and IRA Contract Owners should be aware that the following distribution requirements are applicable notwithstanding any provision to the contrary in the Contract (or in this prospectus) relating to payment of the death benefit or death of the Annuitant.

  If the Owner dies on or after annuity payments have begun, any remaining benefit must be paid out at least as rapidly as under the method of making annuity payments then in effect. If the Owner dies before annuity payments have begun: (a) if the beneficiary is the surviving spouse of the Owner, the beneficiary may continue the Contract in force as Owner; or (b) if the beneficiary is not the surviving spouse of the Owner, or if the beneficiary is the surviving spouse of the Owner but does not choose to continue the Contract, the entire interest in the Contract on the date of death of the Owner must be:
(i) paid out in full within 5 years of the Owner's death, or (ii) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within 1 year of the Owner's death.

  The Code imposes comparable distribution requirements on tax qualified plans.

  If the Owner is not the Annuitant, "the entire interest in the Contract on the date of death of the Owner" is equal to the Surrender Value if paid out in full within five years of the Owner's death, or is equal to the Accumulated Value if applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of the Owner's death.

  Note that "the entire interest in the Contract on the date of death of the Owner" which is payable if the Owner dies before annuity payments have begun may be an amount less than the death benefit which would have been payable if the Annuitant had died instead. Note also that notice should be furnished promptly to John Hancock upon the death of the Owner.

                               THE ANNUITY PERIOD

  During the annuity period, the total value of any one Contract must be allocated among no more than four "accounts" (i.e., the subaccounts and/or the Fixed Account). Amounts allocated to the Fixed Account will provide annuity payments on a fixed basis; amounts allocated to the subaccounts will provide annuity payments on a variable basis. If more than four accounts are being used on the maturity date, John Hancock will divide the total Accumulated Value of the Contract proportionately among the four accounts with the largest Accumulated Values. Only variable annuity payments are described in this prospectus.

  Annuity payments will commence on the date of maturity of the Contract if the Annuitant is then living and the Contract is then in force. Each Contract will provide at the time of its issuance for a Life Annuity with Ten Years Certain. Under this form of annuity, variable annuity payments are made monthly to the Annuitant for life and, if the Annuitant dies within ten years after the date of maturity of the Contract, the payments remaining in the ten-year period will be made to the contingent payee, subject to the terms of any supplementary agreement issued. (NOTE: The terminology used in a supplementary agreement may differ from that used in a Contract. For example, in a supplementary agreement, the term "payee" may be used to refer to the Annuitant or to some other person named by the Annuitant or the Owner to receive payments under the supplementary agreement in the event of the Annuitant's death, and the term "contingent payee" may be used to refer to the beneficiary.) A different form of annuity may be elected by the Owner, as described in "Annuity Options," prior to the date of maturity of the Contract. Once a given form of annuity takes effect, it may not be changed.

  If the initial monthly annuity payment under a Contract would be less than $50, John Hancock may make a single sum payment equal to the total Surrender Value of the Contract on the date the initial payment would be payable, in place of all other benefits, or, if agreed to by the Owner, make periodic payments at quarterly, semi-annual or annual intervals in place of monthly payments.

  Each Contract specifies a provisional date of maturity at the time of its issuance, which date may be no earlier than six months after the date the first payment is applied to the Contract. The Owner may subsequently elect a different date of maturity, however. Unless otherwise permitted by John Hancock, such subsequently-elected date may be no earlier than six months after the date the first payment is applied to the Contract, nor later than the maximum maturity age specified in the Contract. The election is made by written notice received by John Hancock at its Servicing Office before the provisional date of maturity and at least 31 days prior to the date of maturity. If a date of maturity different from the provisional date of maturity is not elected by the Owner, the provisional date of maturity shall be the date of maturity of the Contract. Particular care should be taken in electing the date of maturity of Contracts issued under tax qualified plans. (See "Federal Income Taxes.")

VARIABLE MONTHLY ANNUITY PAYMENTS

  Variable monthly annuity payments under a Contract are determined by converting each subaccount's Accumulation Shares credited to the Contract (less any applicable premium tax) into the respective Annuity Units of each subaccount on the date of maturity of the Contract or some other date elected for commencement of variable annuity payments. See "Calculation of Annuity Units."

  The amount of each annuity payment after the first payment will depend on the investment performance of the subaccounts being used. If the actual net investment return (after deducting all charges) of a subaccount during the period between the dates for determining two monthly payments based on that subaccount exceeds the "assumed investment rate" (explained below), the latter monthly payment will be larger than the former. On the other hand, if the actual net investment return is less than the assumed investment rate, the latter monthly payment will be smaller than the former.

ASSUMED INVESTMENT RATE

  The assumed investment rate for all Contracts will be3 1/2% per year except as provided below. The assumed investment rate is significant in determining the amount of the initial variable monthly annuity payment and the amount by which subsequent variable monthly payments are more or less than the initial variable monthly payment.

  Where applicable state law so provides, an Owner may elect a variable annuity option with a different assumed investment rate, not in excess of 6%, if such a rate is made available by John Hancock in the Owner's state. Election of a higher assumed investment rate produces a larger initial annuity payment but also means that eventually the monthly annuity payments would be smaller than if a lower assumed investment rate had been elected.

CALCULATION OF ANNUITY UNITS

  Accumulation Shares are converted into Annuity Units by first multiplying the number of each subaccount's Accumulation Shares credited to the Contract on the date of conversion by the appropriate Accumulation Share Value as of ten calendar days prior to the date the initial variable monthly annuity payment is due. For each subaccount the resulting value (less any applicable premium tax) is then multiplied by the applicable annuity purchase rate, which reflects the age and possibly sex of the Annuitant and the assumed investment rate, specified in the Contract. This computation determines the amount of each subaccount's initial monthly variable annuity payment to the Annuitant. The number of each subaccount's Annuity Units to be credited to the Contract is then determined by dividing the amount of each subaccount's initial variable monthly annuity payment by each subaccount's Annuity Unit Value as of ten calendar days prior to the date the initial payment is due.

ANNUITY OPTIONS

  The Owner may elect an Annuity Option during the lifetime of the Annuitant by written notice received by John Hancock at its Servicing Office prior to the date of maturity of the Contract. If no option is selected, Option A with Ten Years Certain will be used. A beneficiary entitled to payment of a death benefit in a single sum may, if no election has been made by the Owner prior to the Annuitant's death, elect an Annuity Option by written notice received by John Hancock at its Servicing Office prior to the date the proceeds become payable. The Owner may also elect that the Surrender Value be applied to an Annuity Option at the time of a full surrender of a Contract that has been outstanding for at least 6 months. However, if the Accumulated Value of the Contract to be applied is less than $5000 then (i) in the event of annuitization, Option A With Ten Years Certain will be used and (ii) in the event of death or surrender, no annuity option will be available. Among the options available are the following two basic Annuity Options.

OPTION A: LIFE ANNUITY WITH FIVE, TEN OR TWENTY YEARS CERTAIN

  Variable monthly payments will be made for a designated period of 5, 10 or 20 years and thereafter as long as the payee lives, with the guarantee that if the payee dies prior to the end of the 5, 10 or 20 year period, whichever is applicable, payments will continue for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplementary agreement issued.

OPTION B: LIFE ANNUITY WITHOUT REFUND

  Variable monthly payments will be made to the payee as long as he lives. No minimum number of payments is guaranteed.

  "Option A: Life Annuity With Five Years Certain" and "Option B: Life Annuity Without Refund" are not available if the Annuitant is more than 85 years of age on the date of maturity of the Contract.

OTHER CONDITIONS

  John Hancock reserves the right at its sole discretion to make available to Owners and other payees optional methods of payment in addition to the Annuity Options described in this Prospectus and the applicable Contract.

  Federal income tax requirements currently applicable to H.R. 10 and individual retirement annuity plans provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  If the Owner dies on or after annuity payments have begun, any remaining benefit must be paid out at least as rapidly as under the method of making annuity payments then in effect. The Code imposes a comparable distribution requirement for Contracts used to fund tax qualified plans.

                     VARIABLE ACCOUNT VALUATION PROCEDURES

  VALUATION DATE--A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. On any date other than a Valuation Date, the Accumulation Share Value or Annuity Unit Value will be the same as that on the next following Valuation Date.

  VALUATION PERIOD--A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  ACCUMULATION SHARE VALUE--The Accumulation Share Value is calculated separately for each subaccount. The value of one Accumulation Share on any Valuation Date is determined for each subaccount by multiplying the immediately preceding Accumulation Share Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

  ANNUITY UNIT VALUE--The Annuity Unit Value is calculated separately for each subaccount. The value of one Annuity Unit on any Valuation Date is determined for each subaccount by first multiplying the immediately preceding Annuity Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such date and then multiplying this product by an adjustment factor which will neutralize the assumed investment rate used in determining the amounts of annuity payable. The adjustment factor for a Valuation Period of one day for Contracts with an assumed investment rate of 3 1/2% per year is .99990575. The assumed investment rate is neutralized by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the subaccount exceeds 3 1/2% per year and will decrease only if it is less than 3 1/2% per year.

  NET INVESTMENT FACTOR--The Net Investment Factor for each subaccount for any Valuation Period is equal to 1 plus the applicable net investment rate for such Valuation Period. A Net Investment Factor may be more or less than 1. The net investment rate for each subaccount for any Valuation Period is equal to (a) the accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such Valuation Period less (b) the sum of a deduction for any applicable income taxes and, for each calendar day in the Valuation Period, a deduction of 0.003836% of the value of each subaccount at the beginning of the Valuation Period, the result then being divided by (c) the value of the total net assets of each subaccount at the beginning of the Valuation Period.

  ADJUSTMENT OF UNITS AND VALUES--John Hancock reserves the right to change the number and value of the Accumulation Shares or Annuity Units or both credited to any Contract, without the consent of the Owner or any other person, provided strict equity is preserved and the change does not otherwise affect the benefits, provisions or investment return of the Contract.

                            MISCELLANEOUS PROVISIONS

RESTRICTION ON ASSIGNMENT

  In order to qualify for favorable tax treatment, certain Contracts may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person, unless the Owner is the trustee of a trust described in Section 401(a) of the Code. Because an assignment, pledge or other transfer may be a taxable event an Owner should consult a competent tax adviser before taking any such action.

DEFERMENT OF PAYMENT

  Payment of the value of any Accumulation Shares in a single sum upon a surrender or partial withdrawal will ordinarily be made within seven days after receipt of the written request therefor by John Hancock at its Servicing Office. However, redemption may be suspended and payment may be postponed at times (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal of securities in a subaccount is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of a subaccount or (d) when a governmental body having jurisdiction over the Account by order permits such suspension. Rules and regulations of the Securities and Exchange Commission, if any are applicable, will govern as to whether conditions described in (b) or (c) exist.

RESERVATION OF RIGHTS

  John Hancock reserves the right to add or delete subaccounts, to change the underlying investments of any subaccount, to operate the Account in any form permitted by law and to terminate the Account's registration under the 1940 Act if such registration should no longer be legally required. Certain changes may, under applicable laws and regulations, require notice to or approval of Owners. Otherwise, changes do not require such notice or approval.

OWNER AND BENEFICIARY

  The Owner has the sole and absolute power to exercise all rights and privileges under the Contract, except as otherwise provided by the Contract or by written notice of the Owner. The Owner and the beneficiary are designated in the application and may be changed by the Owner, effective upon receipt of written notice at the Servicing Office, subject to the rights of any assignee of record, any action taken prior to receipt of the notice and certain other conditions. While the Annuitant is alive, the Owner may be changed by written notice. The beneficiary may be changed by written notice no later than receipt of due proof of the death of the Annuitant. The change will take effect whether or not the Owner or the Annuitant is then alive.

                              FEDERAL INCOME TAXES

THE ACCOUNT AND JOHN HANCOCK

  John Hancock is taxed as a life insurance company under the Code. The Account is part of John Hancock's total operations and is not taxed separately as a "regulated investment company" or otherwise.

  The Contracts permit John Hancock to charge against the Account any taxes, or provisions for taxes, attributable to the operation or existence of the Contracts or the Account. No specific charge is currently made against the Account for any such taxes. John Hancock pays such taxes out of its general account assets which may consists of, among other things, proceeds derived from mortality and expense risk charges deducted from the Account. Currently, John Hancock does not anticipate making a charge for income and other taxes because of the level of such taxes. If the level of current tax is increased, or is expected to increase in the future, John Hancock reserves the right to make such a separate charge in the future.

  John Hancock assumes no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.

CONTRACTS PURCHASED OTHER THAN TO FUND A TAX QUALIFIED PLAN

 The Owner or Other Payee

  The Contracts are considered annuity contracts under Section 72 of the Code. Currently no Federal income tax is payable on increases in Contract Value until payments are made to the Owner or other payee under such Contract. However, a Contract owned other than by a natural person is not generally an annuity for tax purposes and any increase in value thereunder is taxable as ordinary income as accrued.

  When payments under a Contract are made in the form of an annuity, the amount of each payment is taxed to the Owner or other payee as ordinary income to the extent that such payment exceeds an allocable portion of the Owner's "investment in the contract" (as defined in the Code). In general, an Owner's "investment in the contract" is the aggregate amount of purchase payments made by him, reduced by any amounts previously distributed from the Contract that were not subject to tax. The portion of each variable annuity payment to be excluded from income is determined by dividing the "investment in the contract," adjusted by any refund feature, by the number of periodic payments anticipated during the time that periodic payments are to be made. In the case of a fixed annuity payment, the amount to be excluded in each year is determined by dividing the "investment in the contract," adjusted by any refund feature, by the amount of "expected return" during the time that periodic payments are to be made, and then multiplying by the amount of the payment.

  When a payment under a Contract is made in a single sum, the amount of the payment is taxed as ordinary income to the Owner or other payee to the extent it exceeds the Owner's "investment in the contract."

 Partial Withdrawals Before Annuity Starting Date

  When a payment under a Contract, including a payment under a systematic withdrawal plan, is less than the amount that would be paid upon the Contract's complete surrender and such payment is made prior to the commencement of annuity payments under the Contract, part or all of the payment (the partial withdrawal) may be taxed to the Owner or other payee as ordinary income.

  On the date of the partial withdrawal, if the cash value of the Contract is greater than the investment in the Contract, any part of such excess value so withdrawn is subject to tax as ordinary income.

  If an individual assigns or pledges any part of the value of a Contract, the value so pledged or assigned is taxed as ordinary income to the same extent as a partial withdrawal.

 Penalty for Premature Withdrawals

  In addition to being included in ordinary income, the taxable portion of any withdrawal may be subject to a 10-percent penalty tax. The penalty tax does not apply to payments made to the Owner or other payee after the Owner attains age 59 1/2, or on account of the Owner's death or disability. If the withdrawal is made in substantially equal periodic payments over the life of the Annuitant or other payee or over the joint lives of the Annuitant and the Annuitant's beneficiary the penalty will also not apply.

DIVERSIFICATION REQUIREMENTS

  Each of the Portfolios of the Fund intends to qualify as a regulated investment company under Subchapter M of the Code and will have to meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. The Treasury Department and the Internal Revenue Service may, at some future time, issue a ruling or a regulation presenting situations in which it will deem "investor control" to be present over the assets of the underlying Portfolios, causing the Owner to be taxed currently on income credited to the Contracts. In such a case, John Hancock reserves the right to amend the Contract or the choice of underlying Portfolios to avoid current taxation to the Owners.

CONTRACTS PURCHASED TO FUND A TAX QUALIFIED PLAN

 Withholding on Eligible Rollover Distributions

  Recent legislation requires 20% withholding on certain distributions from tax qualified plans. An Owner wishing to rollover his entire distribution should have it paid directly to the successor plan. Otherwise, the

Owner's distribution will be reduced by the 20% mandatory income tax. Consult a qualified tax adviser before taking such a distribution.

 Contracts Purchased under Individual Retirement Annuity Plans (IRA)

  In general, the maximum amount of purchase payments deductible each year with respect to an individual retirement annuity contract (as defined in Section 408 of the Code) issued on the life of an eligible purchaser is the lesser of $2,000 or 100% of compensation includible in gross income. A person may also purchase a contract for the benefit of his or her spouse (including, for example, a homemaker who does not work outside the home). Where an individual elects to deduct amounts contributed on his or her own behalf and on behalf of a spouse, the maximum amount of purchase payments deductible is $2,000 for each spouse if their combined compensation is at least equal to the contributed amount. However, not more than $2,000 can be allocated to either person's account. If an individual and his or her spouse is an active participant in an employer-sponsored retirement plan, the individual is permitted to make a deductible purchase payment only if the adjusted gross incomes of the individual and his or her spouse are below certain amounts.

  No deduction is allowed for purchase payments made in or after the taxable year in which the Owner has attained the age of 70 1/2 years nor is a deduction allowed for a "rollover contribution" as defined in the Code.

  When payments under a Contract are made in the form of an annuity, or in a single sum such as on surrender of the Contract or by partial withdrawal, the payment is taxed as ordinary income.

  IRS required minimum distributions must begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The Owner may incur adverse tax consequences if a distribution on surrender of the Contract or by partial withdrawal is made prior to his attaining age 59 1/2, except in the event of his death or total disability or certain other circumstances.

 Contracts Purchased under SIMPLE Retirement Accounts (SIMPLE IRAs)

 In general, premium payments may be made to a SIMPLE IRA retirement plan established by a small business employee who employs 100 or fewer employees on any day during the preceding calendar year. An eligible employee may specify the percentage of compensation the employee elects to contribute not to exceed $6,000 a year. The employer must elect to make a matching contribution of up to 3% of the employee's compensation or a non-elective contribution equal to 2% of the employee's compensation.

 Contracts Purchased under Non-Deductible IRAs (Roth IRAs)

  In general, for years after 1997, an individual may make purchase payments of up to $2,000 each year for a new type of non-deductible IRA, known as a Roth IRA. This $2,000 maximum on purchase payments applies to all of an individual's annual IRA contributions (deductible and non-deductible), except for rollover contributions. The maximum amount that can be made to a Roth IRA is phased out for adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing jointly, and between $0 and $15,000 in the case of married taxpayers filing separately.

  "Qualified distributions" for Roth IRAs are not includible in gross income or subject to the penalty tax on early withdrawals. As defined in Section 408A of the Code, a qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made after the individual reaches age 59 1/2, on the individual's death or disability, or to a qualified first-time home purchaser, subject to a $10,000 lifetime maximum, for the individual, a spouse, a child, a grandchild, or an ancestor. Non-qualified distributions are treated as being made from contributions first. When all distributions exceed the amount of contributions, the excess is includible in gross income. The age 70 1/2 pre-death distribution rules do not apply to Roth IRAs.

  An individual may make a rollover contribution from a non-Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income on a previously deductible IRA contribution. For rollovers in 1998, the individual may pay that tax ratably in 1998 and over the succeeding three years. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

 Contracts Purchased under Section 403(b) Plans (TSA)

  Purchase payments made by an employer which is a public school system or a tax-exempt organization described in Section 501(c)(3) of the Code under annuity purchase arrangements described in Section 403(b) of the Code are not taxable currently to the Owner, to the extent that the aggregate of such amounts does not exceed the Owner's "exclusion allowance" (as defined in the Code). In general, an Owner's "exclusion allowance" is determined by multiplying 20% of his "includible compensation" (as defined in the Code) by the number of years of his service with the employer and then subtracting from that product the aggregate amount of purchase payments previously excluded from income and certain other employer payments to retirement plans in which the Owner is a participant. Additional limitations applicable to purchase payments are described in Section 415 of the Code. Deferrals under all plans made at the election of the Owner generally are limited to an aggregate of $9500 annually.

  When payments under a Contract are made in the form of an annuity, such payments are taxed to the Owner or other payee under the same rules that apply to such payments under corporate plans (discussed below) except that five-year averaging and capital gain phase-out are not available.

  When payment under a Contract is made in a single sum, such as on surrender of the contract or by partial withdrawal, the taxable portion of the payment is taxed as ordinary income and the penalty for premature withdrawals may be applicable.

  Ordinarily an Owner in a Section 403(b) plan does not have any "investment in the contract" and, thus, any distribution is fully taxed as ordinary income.

  Distributions are prohibited before the Owner is age 59 1/2, except on the Owner's separation from service, death, or disability and except with respect to distributions attributable to assets held as of December 31, 1988. This prohibition does not (1) preclude transfers and exchanges to other products that qualify under Section 403(b) or (2) restrict withdrawals of certain amounts attributable to pre-January 1, 1989, premium payments.

 Contract Loans (Section 403(b) Qualified Contracts Only)

  During the Accumulation Period, an Owner may request a loan from the Accumulated Value of the Contract. If the loan meets the amount and repayment requirements described below, it will not be reported to the Internal Revenue Service as a taxable distribution. Forms provided by John Hancock must be used to apply for a Contract loan. An Owner can obtain these forms by calling 800-REAL LIFE (800-732-5543) or writing to the Servicing Office, P.O. Box 111, Boston, MA 02117. At the time the loan is issued, John Hancock will provide the Owner with a detailed loan agreement containing provisions to which the loan will be subject.

  Any loan will be secured by a security interest in the Contract. The loan amount must be at least $2,500 and may not, at the date of the loan (defined below), exceed the lesser of: (a) 50% of the Accumulated Value of the Contract;
(b) $50,000; or (c) the sum of 100% of the Accumulated Value of the Subaccounts and 20% of the Fixed Account Value. That portion of the loan amount up to 20% of the Accumulated Value of the Contract on the date of the loan will be deducted from each Subaccount and the Fixed Account in the same proportion as the Accumulated Value of the Contract is allocated among the Subaccounts and the Fixed Account on the date of the loan. Any loan amount in excess of 20% of the Accumulated Value of the Contract will be deducted from each Subaccount in the same proportion as the Accumulated Value of such Subaccount bears to the total Accumulated Value of all the Subaccounts on the date of the loan.

  The total loan amount will be transferred to the Loan Collateral Account on the date of the loan. The Loan Collateral Account is held in John Hancock's general investment account and will accrue interest at an effective rate that is 1% less than the Loan Interest Rate described below. The interest accrued on the Loan Collateral Account will be transferred back to the Subaccounts and the Fixed Account on each Contract anniversary and will be allocated to each Subaccount and the Fixed Account in the same proportion as the Accumulated Value of the Contract is then allocated among the Subaccounts and the Fixed Account.

  The date of the loan will be the Valuation Date on which John Hancock receives at its Home Office all necessary documentation assigning the Contract as the security for the loan. If such receipt occurs on a date other than a Valuation Date, the date of the loan will be the Valuation Date next following the date on which such receipt occurs.

  The Loan Interest Rate for this Contract will be determined annually by John Hancock. Such determination will be made in the calendar month immediately preceding the calendar month in which the Contract anniversary occurs. The Loan Interest Rate will apply to any loan made during the Contract year following the date of determination. Except as otherwise required by applicable state law, the rate set will not exceed the greater of (a) Moody's Corporate Bond Yield Average--Monthly Average Corporates, (as published by Moody's Investors Service) or any successor thereto, for the calendar month which is two months before the month in which the date of determination occurs or (b) 5%. If Moody's Corporate Bond Yield Average--Monthly Average Corporates is no longer published, John Hancock reserves the right to select a substitute that it deems appropriate, subject to applicable law, regulation, or other state requirement. When a new rate is determined: (a) John Hancock may increase the previous rate if the increase would be at least 1/2%; and (b) John Hancock must reduce the previous rate if the decrease would be at least 1/2%. John Hancock will notify the Owner of the applicable Loan Interest Rate at the time a loan is made. The Loan Interest Rate for any given loan will be fixed for the entire loan period. Accrued interest on a loan will be added to the loan daily and will bear interest from that date at the Loan Interest Rate.

  Repayment of principal and interest will be amortized in level installments payable no less frequently than quarterly over a period of no more than five years, except as provided by law. The repayment due dates and installment amounts will be provided in a repayment schedule sent to the Owner prior to the first installment due date. The principal portion of each loan repayment will be transferred back to the Subaccounts and the Fixed Account at the time of each loan repayment, and will be allocated to each Subaccount and the Fixed Account in the same proportion as the Accumulated Value of the Contract is then allocated among the Subaccounts and the Fixed Account.

  Prepayment of the entire loan will be permitted. In addition, loan repayments in excess of regularly scheduled repayments that do not repay the entire Loan Balance (outstanding loan amount plus loan interest accrued to date) will be applied to reduce the length of the loan. Such excess loan repayments do not replace the regularly scheduled loan payments.

  If any scheduled loan repayment is not made within 90 calendar days after the repayment due date, the Loan Balance or such other amount as required by applicable law shall then be considered in default. To the extent that the Accumulated Value contains (i) salary reduction contributions made on or before December 31, 1988 and (ii) earnings credited on such contributions on or before such date (together referred to as "pre-1988 contributions") at the time of default, a foreclosure shall be made on such "pre-1988 contributions" with regard to the default. That is, an amount equal to the amount in default with respect to such "pre-1988 contributions" (including withdrawal charges and any accrued and unpaid interest to the date of the default) will be withdrawn from the Accumulated Value of the Contract to repay the amount in default. To the extent that the amount in default exceeds the amount of "pre-1988 contributions," no actual foreclosure on the loan security shall be made until the earliest of the Owner attaining age 59 1/2, separating from service, dying or becoming disabled (as defined in IRC section 72(m)(7)) and prior to the occurrence of such an event, the excess shall be considered a deemed distribution reportable to the Owner.

  If the Contract is surrendered while there is an outstanding Loan Balance or if the Annuitant dies while there is an outstanding Loan Balance, an amount, positive or negative, will be determined by subtracting the outstanding Loan Balance from the Loan Collateral Account on the date of surrender or death. If such amount is positive, it will be added to the Surrender Value or to the Death Benefit, as applicable. If such amount is negative, it will be subtracted from the Surrender Value or the Death Benefit, as applicable. If at any time the Loan Balance exceeds the sum of the Surrender Value and the Loan Collateral Account, the loan will be subject to the excessive loan balance provisions set forth in the loan agreement.

  Contract loans are subject to conditions and requirements under the Internal Revenue Code and, where applicable, ERISA, as well as the terms of any retirement plan in connection with which the Contract has been acquired. For example, if loan payments are not made when due, or if John Hancock otherwise finds it necessary to exercise its rights to use all or part of the value under a Contract to repay a Contract loan, serious adverse tax consequences may result. The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, John Hancock cautions that employers and Owners should take particular care to consult with qualified advisers before taking action with respect to Contract loans.

 Contracts Purchased under Corporate Plans

  In general, purchase payments made by a corporation under a qualified pension or profit-sharing plan described in Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code are deductible by the corporation and are not taxable currently to the employees.

  When payments under a Contract are made in the form of an annuity, the amount of each payment is taxed to the Annuitant or other payee as ordinary income except in those cases where the Annuitant has an "investment in the contract" (as defined in the Code). In general, an Annuitant's "investment in the contract" is the aggregate amount of purchase payments made by him. If an Annuitant has an "investment in the contract," a portion of each annuity payment is excluded from income until the investment in the contract is recovered. The amount to be excluded in each year, in the case of a variable annuity payment, is determined by dividing the "investment in the contract," adjusted by any refund feature, by the number of periodic payments anticipated during the time that periodic payments are to be made. The calculation for fixed annuity payments is somewhat different.

  When payment under a Contract is made in a single sum or a total distribution is made within one taxable year of the Annuitant or other payee, the amount of the payment is taxed to the Annuitant or other payee to the extent it exceeds the Annuitant's "investment in the contract." If such payment is made after the Annuitant has attained age 59 1/2, or on account of his death, retirement or other termination of employment or on account of his death after termination of employment, five year averaging and a phase-out of capital gains treatment for pre-1974 contributions may be available with respect to one distribution. Other rules may be available to taxpayers who have attained age 50 prior to January 1, 1986.

  IRS required minimum distributions must begin no later than April 1 of the year following the year in which the Annuitant attains age 70 1/2 even if the Annuitant has not retired.

 Contracts Purchased under H.R. 10 Plans (Self-Employed)

  Self-employed persons, including partnerships, may establish tax qualified pension and profit-sharing plans and annuity plans for themselves and for their employees. Generally, the maximum amount of purchase payments deductible each year with respect to variable annuity contracts issued on the life of self-employed persons is $30,000 or 25% of "earned income" (as defined in the Code), whichever is less. Self-employed persons must also make purchase payments for their employees (who have met certain eligibility requirements) at least at the same rate as they do for themselves. In general, such purchase payments are deductible in full and are not taxable currently to such employees.

  Tax qualified plans may permit self-employed persons and their employees to make additional purchase payments themselves (which are not deductible) of up to 10% of earned income or compensation.

  When payments under a Contract are made in the form of an annuity, such payments are taxed to the Annuitant or other payee under the same rules that apply to such payments under corporate plans (discussed earlier).

  The tax treatment of single sum payments is also the same as under corporate plans except that five year averaging may be unavailable to a self-employed Annuitant on termination of service for reasons other than disability.

  The same rules that apply to commencement of annuity payments under corporate plans apply to H.R. 10 plans.

 Contracts Purchased By Top-Heavy Plans

  Certain corporate and H.R. 10 plans may be characterized under Section 416 of the Code as "top-heavy plans" if a significant portion of the plan assets is held for the benefit of the "key employees" (as defined in the Code). Care must be taken to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

 Contracts Purchased Under Government Deferred Compensation Plans (Section 457)

  Participants in certain deferred compensation plans maintained by a state, a political subdivision of a state, or their agencies or instrumentalities or by tax-exempt organizations are permitted to exclude a portion of their compensation from gross income. Amounts so deferred (including any income thereon) shall be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the Annuitant or other payee.

  In general, the maximum amount of compensation which may be deferred under such tax-favored plans is the lesser of $7500 or33 1/3% of the participant's "includible compensation" (as defined in the Code). The deferred compensation plan itself must satisfy several conditions, among which are that the plan must not permit distributions prior to the participant's separation from service (except in the case of an unforeseen emergency), and that all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

  When payment under a Contract is made in the form of an annuity, or in a single sum such as on surrender of the Contract or by partial withdrawal, the payment is taxed as ordinary income.

 Withholding of Taxes

  John Hancock is obligated to withhold taxes from certain payments unless the recipient elects otherwise. The withholding rate varies depending upon the nature and the amount of the distribution. John Hancock will notify the Owner or other payee in advance of the first payment of his or her right to elect out of withholding and furnish a form on which the election may be made. Any election must be received by John Hancock in advance of the payment in order to avoid withholding.

 See Your Own Tax Adviser

  The above description of Federal income tax consequences of owning a Contract and of the different kinds of tax qualified plans which may be funded by the Contracts is only a brief summary and is not intended as tax advice. Nor does it include a discussion of Federal estate and gift tax or state tax consequences. Tax laws and regulations are subject to change and such changes may be retroactive. The rules governing the provisions of tax qualified plans are extremely complex and often difficult to understand. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. For example, premature withdrawals are generally subject to a 10-percent penalty tax. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information a prospective purchaser should consult a qualified tax adviser.

                                  PERFORMANCE

  The Account may, from time to time, advertise certain performance information with respect to its subaccounts. THE PERFORMANCE INFORMATION IS BASED ON HISTORICAL INVESTMENT EXPERIENCE OF THE SUBACCOUNTS AND DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

  The subaccounts may include total return in advertisements. When a subaccount advertises its total return, it will usually be calculated for one year, five years, and ten years or for the life of the applicable portfolio. Total return is the percentage change between the value of a hypothetical investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the deduction of any Withdrawal Charge which would be payable if the Contract Owner surrendered the Contract at the end of the period indicated. Total return at the Account level reflects all Contract charges (other than premium tax charges)--Withdrawal Charge, mortality and expense risk charges, administrative service charge, and the annual contract fee (as reflected under "Synopsis of Expense Information") --and is therefore lower than total return at the Fund level where no comparable charges have been deducted. Because the Contracts were first offered in 1998, a total return figure does not necessarily correspond to the total return actually earned by any Contract Owner.

  The Money Market Subaccount may advertise "current yield" and "effective yield." Current yield refers to the income earned by the subaccount over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in the subaccount and thus compounded in the course of a 52-week period. The effective yield will be slightly higher than the current yield because of this compounding effect of the assumed reinvestment.

  The other subaccounts may also advertise current yield. For these subaccounts, the current yield will be calculated by dividing the annualization of the income earned by the subaccount during a recent thirty-day period by the maximum offering price per unit at the end of such period. In all cases, current yield and effective yield reflect the recurring charges on the Account level including the annual contract fee but do not reflect any premium tax charge or any Withdrawal Charge.

  Performance information for the subaccounts may be compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service which monitors and ranks the performance of investment companies, or tracked by other rating services, companies, publications, or persons who independently monitor and rank investment company performance. Performance figures are calculated in accordance with standardized methods established by each reporting service.

                                STATE REGULATION

  John Hancock is subject to the provisions of the Massachusetts insurance laws applicable to mutual life insurance companies and to regulation and supervision by the Massachusetts Commissioner of Insurance. John Hancock is also subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

                                    REPORTS

  Reports will be furnished at least annually to an Owner showing the number and value of Accumulation Shares credited to the variable annuity contract and containing the financial statements of the Fund.

                               VOTING PRIVILEGES

THE ACCOUNT

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding Portfolios of the Fund. John Hancock will vote the shares of each of the Portfolios of the Fund which are deemed attributable to qualifying variable annuity contracts or variable life insurance policies at meetings of the Fund's shareholders in accordance with instructions received from owners of such contracts or policies. Shares of the Fund held in the Account which are not attributable to such contracts or policies (or other variable annuity contracts issued by John Hancock) and those for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportion as the votes based upon the instructions received from the owners of all such contracts and policies funded through the Account's corresponding variable subaccounts.

  The number of Fund shares held in each subaccount deemed attributable to each owner is determined by dividing a Contract's Accumulation Share Value (or for a Contract under which annuity payments have commenced, the equivalent) in the subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meeting.

  Owners of Contracts may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of the Fund's investment management agreement and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

JOHN HANCOCK

  An Owner (or the Annuitant if a different person) will have the right to vote at annual meetings of all John Hancock policyholders for the election of members of the Board of Directors of John Hancock and on other corporate matters, if any, where a policyholders' vote is taken. The Owner (or the Annuitant if a different person) may cast only one vote as the holder of a variable annuity contract, irrespective of the value of the contract or the number of variable annuity contracts held.

                CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of Owners if so required, to transfer assets determined by John Hancock to be associated with the class of contracts to which the Contracts belong from the Account to another separate account or subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions.

                                 LEGAL MATTERS

  The legal validity of the Contracts has been passed upon by Ronald J. Bocage, Vice President and Counsel of John Hancock.

                         DISTRIBUTION OF THE CONTRACTS

  John Hancock Distributors, Inc. ("Distributors"), a wholly-owned subsidiary of John Hancock, located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer with the Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Distributors acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement it has entered into with John Hancock and John Hancock Variable Life Insurance Company. The Contracts may be purchased through either Distributors' registered representatives licensed to sell John Hancock life insurance policies and annuity contracts or other registered broker-dealers whose representatives are authorized by applicable law to sell variable annuity contracts. The compensation paid to such broker-dealers is not expected to exceed 3% of purchase payments.

  Distributors' registered representatives are compensated for sales of the Contracts on a commission and service fee basis by Distributors, and John Hancock reimburses Distributors for such compensation and for other direct and indirect expenses actually incurred in connection with the marketing and sale of the Contracts. In addition, John Hancock performs certain insurance underwriting and determines whether to accept or reject the application for a Contract.

                           IMPACT OF YEAR 2000 ISSUE

  The advent of the Year 2000 presents a technological challenge to John Hancock. Responding to this challenge, John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter. The plan also involves coordination and testing with business partners to ensure that external factors do not adversly impact John Hancock's systems. John Hancock presently believes that with modifications to existing systems. and conversions to new technologies, the year 2000 issue will not pose significant operational problems for its computer systems.
 However, if certain modifications and conversions are not made or are not completely on time, the year 2000 issue could have an adverse impact on the operations of John Hancock.

  John Hancock expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient, or that actual results may not differ materially from those anticipated.

                           REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Securities and Exchange Commission. More details may be obtained from the Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of the Account and of John Hancock included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, whose reports thereon appear in the Statement of Additional Information and have been so included in reliance on their reports given on their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

  Financial statements of the Account and John Hancock may be found in the Statement of Additional Information. The financial statements of John Hancock should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Contracts.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                           Cross Reference to
                                                    Page   Page in Prospectus
                                                    ----  ------------------
Business History  . . . . . . . . . . . . . . . .    1           12-13
Distribution Agreement and Other Services . . . .    1         16, 20, 36
  Distribution Agreement  . . . . . . . . . . . .    1             36
  Investment Advisory Agreement . . . . . . . . .    1             16
  Custodian Agreement . . . . . . . . . . . . . .    2             --
  Independent Auditors  . . . . . . . . . . . . .    2             36
Calculation of Performance Data . . . . . . . . .    3             34
Calculation of Annuity Payments . . . . . . . . .    4           24-25
Financial Statements  . . . . . . . . . . . . . .    6             36

  Because of exemptive and exclusionary provisions, interests in John Hancock's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and John Hancock has been advised that the staff of the Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

              APPENDIX--THE FIXED ACCOUNT AND FIXED ACCOUNT VALUE

INVESTMENTS IN THE FIXED ACCOUNT

  Net purchase payments will be allocated to the Fixed Account in accordance with the selection made by the Owner in the application. The Owner may change such selection by notice satisfactory to John Hancock at its Servicing Office. Any selection must specify what percentage of the purchase payment is to be allocated to the Fixed Account. The percentage must be a whole number.

  The Value in the Fixed Account, at any time prior to annuitization, is equal to:

     (a) net purchase payments allocated to the Fixed Account; plus

     (b) Variable Account Value (amounts held in the subaccounts of the Variable Account) transferred to the Fixed Account; plus

     (c) interest credited on amounts held in the Fixed Account; less

     (d) any prior partial withdrawals from the Fixed Account; less

     (e) amounts transferred out of the Fixed Account to the Variable Account; less

     (f) any applicable charges deducted from the Fixed Account.

INTEREST TO BE CREDITED

  Prior to annuitization, John Hancock will credit interest (calculated on a compound basis) to purchase payments allocated to the Fixed Account at rates declared by John Hancock, subject to a minimum rate of 3%. For purposes of this section, Variable Account Value transferred to the Fixed Account shall be treated as a purchase payment.

  Under current practice, the interest rate credited to amounts held in the Fixed Account will be based on the size of the initial payment to the Contract. If the initial payment was $10,000 or more, a higher interest rate will be credited. The rate of interest credited on each amount may vary based upon when that amount was first allocated to the Fixed Account.

TRANSFER AND REDUCTIONS OF FIXED ACCOUNT VALUE

  During the accumulation period, the Owner may transfer Fixed Account Value to one or more subaccounts of the Variable Account or may transfer Variable Account Value into the Fixed Account. The maximum amount that may be deposited or transferred to the Fixed Account in a Contract Year is $100,000, exclusive of any initial deposit made to the Fixed Account at the time the Contract is issued; such initial deposit may be as large as $500,000. After the tenth Contract Year, no deposits or transfers may be made into the Fixed Account. John Hancock may waive these limits. Sums on deposit in the subaccounts may not be transferred into the Fixed Account within six months of a transfer out of the Fixed Account. Transfers out of the Fixed Account may be made once in a Contract Year. During the first Contract Year, one transfer out of the Fixed Account may be made at any time. During each subsequent Contract Year, one transfer out of the Fixed Account may be made provided such transfer does not occur until the later of (a) 180 days after the prior transfer and (b) the onset of the following Contract Year. No more than 20% of the Fixed Account Value may be transferred out of the Fixed Account per Contract year. After annuitization, the amount of any fixed annuity allocation may not be changed.

  Up to 12 transfers into or out of subaccounts may be made in any Contract Year without charge. (See "Transfers To or From Subaccounts.") Any transfer to or from the Fixed Account will count toward the twelve free transfer limit. Currently, the charge for transfers beyond twelve is $0; however, JHVLICO reserves the right to assess a charge of up to $25 per transfer for each additional transfer beyond the twelve free transfers.

  Transfers will be made after receipt of notice satisfactory to John Hancock at its Servicing Office. Transfer requests received by John Hancock before 4:00 p.m. Eastern Time on a business day will be valued as of the close of that day. Any requests received after 4:00 p.m. or on a non-business day will be valued as of the close of the next business day.

  An Owner may request a transfer in writing or, once a written telephone transfer authorization form is completed by the Owner, the Owner may request a transfer by telephoning John Hancock at 800 REAL LIFE (800-732-5543) or sending a written request to John Hancock via the John Hancock fax machine at 617-886-3048. Any written request should include the Owner's name, daytime telephone number, and contract number as well as the names of the subaccounts or Fixed Account from which and to which money will be transferred. John Hancock reserves the right to modify, suspend, or terminate telephone transfers at any time without notice to the Owners. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transfers will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone transfer instructions which John Hancock reasonably believes to be genuine, unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide adequate safeguards against the execution of unauthorized transfers, and which are reasonably designed to confirm that transfer instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

FIXED ANNUITY PAYMENT VALUES

  The dollar amount of each fixed annuity payment will be determined by dividing the amount applied under the fixed annuity option (net of any applicable premium taxes) by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Contract; or (b) the factor currently offered by John Hancock at the time of annuitization. This current factor may be based on the sex of the payee unless prohibited by law.

   APPENDIX--VARIABLE ANNUITY INFORMATION FOR INDIVIDUAL RETIREMENT ANNUITIES

  To help you understand your purchase of this Contract as an Individual Retirement Annuity (IRA), we are providing the following summary.

  I. Accumulation Shares--Each net purchase payment you make into your Contract is allocated to the subaccounts you select, and Accumulation Shares are purchased. This is the unit of measurement used to determine the value of your Contract. The number of shares purchased in any subaccount is based on the share value of that subaccount next determined after receipt of the payment at our Servicing Office. The values of shares fluctuate with the daily investment performance of the corresponding subaccount. The growth in the value of your Contract, to the extent invested in the Separate Account, is neither guaranteed nor projected and varies with the investment Portfolio you have selected. Each net purchase payment allocated to the Fixed Account will be credited interest, as determined by John Hancock. The minimum guarantee rate is 3%. More details appear under "Accumulation Shares" in this Prospectus and in the "Appendix--The Fixed Account and Fixed Account Value."

  II. Separate Account and Series Fund Charges--The assets of the Separate Account are charged for services and guarantees. The annualized charge equals 1.40%. Fees varying by Portfolio are charged against the Series Fund for investment management and advisory services. Details appear under "Charges Under the Annuity Contracts" in this Prospectus and "Management of the Fund" in the accompanying Series Fund prospectus.

  III. Deductions from the Contract--The full amount of each deposit is applied to the Contract. At or after the purchase date, one or more of the following charges may be made, depending on circumstances.

     1. WITHDRAWAL CHARGE--In each Contract Year, you may withdraw as much as 10% of the Accumulated Value of your Contract as of the beginning of the Contract Year without charge. Withdrawals in excess of this amount will be subject to the following charges:


          Years from Date of                           Withdrawal
               Deposit                                   Charge
              to Date of                              ------------
              Withdrawal
          ------------------
          7 or more . . . . . . . . . . . . . . . .        0%
          6 but less than 7 . . . . . . . . . . . .        1%
          5 but less than 6 . . . . . . . . . . . .        2%
          4 but less than 5 . . . . . . . . . . . .        3%
          3 but less than 4 . . . . . . . . . . . .        4%
          2 but less than 3 . . . . . . . . . . . .        5%
          1 but less than 2 . . . . . . . . . . . .        6%
          less than 1 . . . . . . . . . . . . . . .        7%

  For the purpose of calculating the withdrawal charge, deposits are considered to be withdrawn on a "first-in first- out" basis. Earnings are considered to be withdrawn last and without charge. This is described in more detail under "Withdrawal Charge" in this Prospectus.

     2. Contract Fee--John Hancock currently deducts $30 from the Accumulated Value of the Contract as a contract fee if the Accumulated Value is less than $10,000. This occurs annually or at the time of surrender. Please refer to "Charges for Administrative Services" in this Prospectus.

     3. State Premium Tax--Some states and local governments impose a premium or similar tax on annuities. John Hancock only deducts this tax when required to do so. Please refer to "Premium or Similar Taxes" in this Prospectus.

      APPENDIX--ILLUSTRATIVE ACCUMULATED VALUE AND ANNUITY PAYMENT TABLES

  The following Tables present illustrative periodic Accumulated Values and annuity payments that would have resulted under a Contract described in this prospectus had such values and payments been based exclusively upon the investment experience of the seven specified subaccounts, assuming investment by each of those subaccounts in the related Portfolio in the Fund and its predecessors during the periods shown. The other subaccounts are not illustrated, because of the limited time that they and their related Fund Portfolios have been available. The Contracts described in this prospectus were first offered in 1998.

  For years ended December 31, 1986, and prior thereto, values have been calculated based upon the actual investment results of the three corresponding variable life insurance managed separate accounts which were the predecessors to the Growth & Income, Sovereign Bond, and Money Market Portfolios, as if the Fund had been in existence prior to March 28, 1986, the date of its reorganization.

  The Tables assume investment of a single purchase payment of $10,000, net of any deductions from purchase payments, and that charges under the Contracts have been made at an annual rate of 1.40% for mortality and expense risks and administrative services. The tables also reflect actual investment management fees and other portfolio expenses for the periods illustrated. Absent expense reimbursements by John Hancock to certain of the Portfolios for some periods, the values illustrated would have been lower.

WHAT THE TABLES ILLUSTRATE

  Subject to the foregoing, each Table I presents for the periods shown the illustrative periodic Accumulated Values for each Account which would have resulted at yearly intervals under a Contract where a net single purchase payment of $10,000 was made, based upon the investment performance of the applicable funding medium.

  Subject to the foregoing, each Table II indicates, at annual intervals, illustrative monthly variable annuity payments for each subaccount which would have been received by an Annuitant or other payee, assuming that an initial annuity payment of $100 was received in the month and year indicated in the respective Tables. The form of annuity illustrated is a life annuity with payments guaranteed for 10 years.

  The results shown should not be considered a representation of the future. A program of the type illustrated in the Tables does not assure a profit or protect against depreciation in declining markets.

        ILLUSTRATIVE PERIODIC ACCUMULATED VALUES AND ACCUMULATED VALUES

                         GROWTH & INCOME SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JANUARY 2, 1975

                                                     Accumulated Value
                                                      on December 31
      Contract Year Commencing                       of the same year
      ------------------------                      -------------------
      January 1975  . . . . . . . . . . . . . . .       $ 12,768.53
      January 1976  . . . . . . . . . . . . . . .         14,847.74
      January 1977  . . . . . . . . . . . . . . .         13,070.47
      January 1978  . . . . . . . . . . . . . . .         13,674.30
      January 1979  . . . . . . . . . . . . . . .         15,670.05
      January 1980  . . . . . . . . . . . . . . .         20,154.18
      January 1981  . . . . . . . . . . . . . . .         20,054.68
      January 1982  . . . . . . . . . . . . . . .         25,323.38
      January 1983  . . . . . . . . . . . . . . .         30,428.51
      January 1984  . . . . . . . . . . . . . . .         31,429.08
      January 1985  . . . . . . . . . . . . . . .         41,769.30
      January 1986  . . . . . . . . . . . . . . .         47,665.34
      January 1987  . . . . . . . . . . . . . . .         48,842.45
      January 1988  . . . . . . . . . . . . . . .         56,368.07
      January 1989  . . . . . . . . . . . . . . .         71,995.40
      January 1990  . . . . . . . . . . . . . . .         72,809.18
      January 1991  . . . . . . . . . . . . . . .         90,446.27
      January 1992  . . . . . . . . . . . . . . .         97,127.06
      January 1993  . . . . . . . . . . . . . . .        108,553.53
      January 1994  . . . . . . . . . . . . . . .        106,452.30
      January 1995  . . . . . . . . . . . . . . .        140,886.25
      January 1996  . . . . . . . . . . . . . . .        166,849.35
      January 1997  . . . . . . . . . . . . . . .        213,632.01


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JANUARY 1975.

                                                            Payment
      Month                                                For Month
      -----                                               -----------
      January 1975  . . . . . . . . . . . . . . . . . .     $100.00
      January 1976  . . . . . . . . . . . . . . . . . .      126.05
      January 1977  . . . . . . . . . . . . . . . . . .      139.99
      January 1978  . . . . . . . . . . . . . . . . . .      121.58
      January 1979  . . . . . . . . . . . . . . . . . .      123.59
      January 1980  . . . . . . . . . . . . . . . . . .      136.47
      January 1981  . . . . . . . . . . . . . . . . . .      168.49
      January 1982  . . . . . . . . . . . . . . . . . .      163.12
      January 1983  . . . . . . . . . . . . . . . . . .      198.05
      January 1984  . . . . . . . . . . . . . . . . . .      227.32
      January 1985  . . . . . . . . . . . . . . . . . .      228.10
      January 1986  . . . . . . . . . . . . . . . . . .      294.22
      January 1987  . . . . . . . . . . . . . . . . . .      331.86
      January 1988  . . . . . . . . . . . . . . . . . .      330.06
      January 1989  . . . . . . . . . . . . . . . . . .      363.60
      January 1990  . . . . . . . . . . . . . . . . . .      429.63
      January 1991  . . . . . . . . . . . . . . . . . .      432.97
      January 1992  . . . . . . . . . . . . . . . . . .      496.00
      January 1993  . . . . . . . . . . . . . . . . . .      543.10
      January 1994  . . . . . . . . . . . . . . . . . .      585.08
      January 1995  . . . . . . . . . . . . . . . . . .      556.35
      January 1996  . . . . . . . . . . . . . . . . . .      706.64
      January 1997  . . . . . . . . . . . . . . . . . .      813.93
      January 1998. . . . . . . . . . . . . . . . . . .      965.18

  The amounts shown are based on the investment performance of the Growth & Income Subaccount, the Growth & Income Portfolio, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these Tables.

                           SOVEREIGN BOND SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JUNE 2, 1980


                                                     Accumulated Value
                                                      on December 31
      Contract year Commencing                       of the same year
      ------------------------                      -------------------
      June 1980 . . . . . . . . . . . . . . . . .       $10,229.93
      June 1981 . . . . . . . . . . . . . . . . .        10,496.01
      June 1982 . . . . . . . . . . . . . . . . .        13,331.26
      June 1983 . . . . . . . . . . . . . . . . .        13,948.51
      June 1984 . . . . . . . . . . . . . . . . .        15,749.99
      June 1985 . . . . . . . . . . . . . . . . .        18,880.47
      June 1986 . . . . . . . . . . . . . . . . .        21,134.54
      June 1987 . . . . . . . . . . . . . . . . .        21,393.33
      June 1988 . . . . . . . . . . . . . . . . .        22,818.87
      June 1989 . . . . . . . . . . . . . . . . .        25,363.52
      June 1990 . . . . . . . . . . . . . . . . .        26,898.56
      June 1991 . . . . . . . . . . . . . . . . .        30,947.25
      June 1992 . . . . . . . . . . . . . . . . .        32,856.05
      June 1993 . . . . . . . . . . . . . . . . .        35,891.25
      June 1994 . . . . . . . . . . . . . . . . .        34,484.11
      June 1995 . . . . . . . . . . . . . . . . .        40,650.17
      June 1996 . . . . . . . . . . . . . . . . .        41,731.05
      June 1997 . . . . . . . . . . . . . . . . .        45,310.84


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JUNE 1980.

                                                           Payment
      Month                                               For Month
      -----                                              -----------
      June 1980  . . . . . . . . . . . . . . . . . . .     $100.00
      June 1981  . . . . . . . . . . . . . . . . . . .       96.02
      June 1982  . . . . . . . . . . . . . . . . . . .      104.33
      June 1983  . . . . . . . . . . . . . . . . . . .      124.70
      June 1984  . . . . . . . . . . . . . . . . . . .      119.06
      June 1985  . . . . . . . . . . . . . . . . . . .      142.91
      June 1986  . . . . . . . . . . . . . . . . . . .      161.39
      June 1987  . . . . . . . . . . . . . . . . . . .      161.44
      June 1988  . . . . . . . . . . . . . . . . . . .      166.85
      June 1989  . . . . . . . . . . . . . . . . . . .      175.39
      June 1990  . . . . . . . . . . . . . . . . . . .      179.74
      June 1991  . . . . . . . . . . . . . . . . . . .      192.24
      June 1992  . . . . . . . . . . . . . . . . . . .      205.19
      June 1993  . . . . . . . . . . . . . . . . . . .      219.34
      June 1994  . . . . . . . . . . . . . . . . . . .      212.72
      June 1995  . . . . . . . . . . . . . . . . . . .      224.64
      June 1996  . . . . . . . . . . . . . . . . . . .      228.63
      June 1997  . . . . . . . . . . . . . . . . . . .      235.28

  The amounts shown are based on the investment performance of the Sovereign Subaccount, the Sovereign Portfolio, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these Tables.

                            MONEY MARKET SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED MAY 13, 1982


                                                     Accumulated Value
                                                      on December 31
      Contract Year Commencing                       of the same year
      ------------------------                      -------------------
      May 1982  . . . . . . . . . . . . . . . . .       $10,454.08
      May 1983  . . . . . . . . . . . . . . . . .        11,209.15
      May 1984  . . . . . . . . . . . . . . . . .        12,215.99
      May 1985  . . . . . . . . . . . . . . . . .        13,028.02
      May 1986  . . . . . . . . . . . . . . . . .        13,707.73
      May 1987  . . . . . . . . . . . . . . . . .        14,422.37
      May 1988  . . . . . . . . . . . . . . . . .        15,314.17
      May 1989  . . . . . . . . . . . . . . . . .        16,504.28
      May 1990  . . . . . . . . . . . . . . . . .        17,639.99
      May 1991  . . . . . . . . . . . . . . . . .        18,435.21
      May 1992  . . . . . . . . . . . . . . . . .        18,841.95
      May 1993  . . . . . . . . . . . . . . . . .        19,150.05
      May 1994  . . . . . . . . . . . . . . . . .        19,657.28
      May 1995  . . . . . . . . . . . . . . . . .        20,506.13
      May 1996  . . . . . . . . . . . . . . . . .        21,299.24
      May 1997  . . . . . . . . . . . . . . . . .        22,149.45


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN MAY 1982.

                                                           Payment
      Month                                               For Month
      -----                                              -----------
      May 1982 . . . . . . . . . . . . . . . . . . . .     $100.00
      May 1983 . . . . . . . . . . . . . . . . . . . .      103.34
      May 1984 . . . . . . . . . . . . . . . . . . . .      107.59
      May 1985 . . . . . . . . . . . . . . . . . . . .      112.85
      May 1986 . . . . . . . . . . . . . . . . . . . .      115.94
      May 1987 . . . . . . . . . . . . . . . . . . . .      117.28
      May 1988 . . . . . . . . . . . . . . . . . . . .      119.52
      May 1989 . . . . . . . . . . . . . . . . . . . .      123.57
      May 1990 . . . . . . . . . . . . . . . . . . . .      128.27
      May 1991 . . . . . . . . . . . . . . . . . . . .      131.70
      May 1992 . . . . . . . . . . . . . . . . . . . .      131.78
      May 1993 . . . . . . . . . . . . . . . . . . . .      129.76
      May 1994 . . . . . . . . . . . . . . . . . . . .      127.42
      May 1995 . . . . . . . . . . . . . . . . . . . .      127.48
      May 1996 . . . . . . . . . . . . . . . . . . . .      128.26
      May 1997 . . . . . . . . . . . . . . . . . . . .      128.72

  The amounts shown are based on the investment performance of the Money Market Subaccount, the Money Market Portfolio, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these Tables.

                          LARGE CAP GROWTH SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 24, 1987

                                                     Accumulated Value
                                                      on December 31
      Contract Year Commencing                       of the same year
      ------------------------                      -------------------
      November 1987 . . . . . . . . . . . . . . .       $10,239.60
      November 1988 . . . . . . . . . . . . . . .        11,531.81
      November 1989 . . . . . . . . . . . . . . .        15,108.39
      November 1990 . . . . . . . . . . . . . . .        15,668.24
      November 1991 . . . . . . . . . . . . . . .        19,383.96
      November 1992 . . . . . . . . . . . . . . .        21,015.39
      November 1993 . . . . . . . . . . . . . . .        23,586.33
      November 1994 . . . . . . . . . . . . . . .        23,031.38
      November 1995 . . . . . . . . . . . . . . .        29,897.25
      November 1996 . . . . . . . . . . . . . . .        34,867.83
      November 1997 . . . . . . . . . . . . . . .        45,026.80


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.

                                                           Payment
      Month                                               For Month
      -----                                              -----------
      November 1987  . . . . . . . . . . . . . . . . .     $100.00
      November 1988  . . . . . . . . . . . . . . . . .      109.59
      November 1989  . . . . . . . . . . . . . . . . .      135.20
      November 1990  . . . . . . . . . . . . . . . . .      135.73
      November 1991  . . . . . . . . . . . . . . . . .      164.04
      November 1992  . . . . . . . . . . . . . . . . .      168.91
      November 1993  . . . . . . . . . . . . . . . . .      189.46
      November 1994  . . . . . . . . . . . . . . . . .      182.81
      November 1995  . . . . . . . . . . . . . . . . .      218.63
      November 1996  . . . . . . . . . . . . . . . . .      253.37
      November 1997  . . . . . . . . . . . . . . . . .      310.32

  The amounts shown are based on the investment performance of the Large Cap Growth Subaccount and the Large Cap Growth Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

                               MANAGED SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 9, 1987

                                                     Accumulated Value
                                                      on December 31
      Contract Year Commencing                       of the same year
      ------------------------                      -------------------
      November 1987 . . . . . . . . . . . . . . .       $10,226.76
      November 1988 . . . . . . . . . . . . . . .        11,240.26
      November 1989 . . . . . . . . . . . . . . .        13,380.15
      November 1990 . . . . . . . . . . . . . . .        13,629.51
      November 1991 . . . . . . . . . . . . . . .        16,394.96
      November 1992 . . . . . . . . . . . . . . .        17,414.83
      November 1993 . . . . . . . . . . . . . . .        19,167.24
      November 1994 . . . . . . . . . . . . . . .        18,479.74
      November 1995 . . . . . . . . . . . . . . .        23,160.13
      November 1996 . . . . . . . . . . . . . . .        25,285.76
      November 1997 . . . . . . . . . . . . . . .        29,606.13


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.

                                                           Payment
      Month                                               For Month
      -----                                              -----------
      November 1987  . . . . . . . . . . . . . . . . .     $100.00
      November 1988  . . . . . . . . . . . . . . . . .      109.87
      November 1989  . . . . . . . . . . . . . . . . .      121.52
      November 1990  . . . . . . . . . . . . . . . . .      114.66
      November 1991  . . . . . . . . . . . . . . . . .      136.05
      November 1992  . . . . . . . . . . . . . . . . .      142.02
      November 1993  . . . . . . . . . . . . . . . . .      156.17
      November 1994  . . . . . . . . . . . . . . . . .      146.42
      November 1995  . . . . . . . . . . . . . . . . .      168.78
      November 1996  . . . . . . . . . . . . . . . . .      180.91
      November 1997  . . . . . . . . . . . . . . . . .      201.84

  The amounts shown are based on the investment performance of the Managed Subaccount and the Managed Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

                         REAL ESTATE EQUITY SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 14, 1989

                                                     Accumulated Value
                                                      on December 31
      Contract Year Commencing                       of the same year
      ------------------------                      -------------------
      February 1989 . . . . . . . . . . . . . . .       $10,442.26
      February 1990 . . . . . . . . . . . . . . .         8,035.55
      February 1991 . . . . . . . . . . . . . . .        10,579.75
      February 1992 . . . . . . . . . . . . . . .        12,103.83
      February 1993 . . . . . . . . . . . . . . .        14,001.34
      February 1994 . . . . . . . . . . . . . . .        14,202.33
      February 1995 . . . . . . . . . . . . . . .        15,728.80
      February 1996 . . . . . . . . . . . . . . .        20,639.15
      February 1997 . . . . . . . . . . . . . . .        23,856.53


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.

                                                           Payment
      Month                                               For Month
      -----                                              -----------
      February 1989  . . . . . . . . . . . . . . . . .     $100.00
      February 1990  . . . . . . . . . . . . . . . . .       95.91
      February 1991  . . . . . . . . . . . . . . . . .       85.47
      February 1992  . . . . . . . . . . . . . . . . .       99.80
      February 1993  . . . . . . . . . . . . . . . . .      115.44
      February 1994  . . . . . . . . . . . . . . . . .      118.80
      February 1995  . . . . . . . . . . . . . . . . .      112.48
      February 1996  . . . . . . . . . . . . . . . . .      124.74
      February 1997  . . . . . . . . . . . . . . . . .      158.12
      February 1998  . . . . . . . . . . . . . . . . .      170.24

  The amounts shown are based on the investment performance of the Real Estate Equity Subaccount and the Real Estate Equity Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

                     INTERNATIONAL EQUITY INDEX SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 10, 1989

                                                     Accumulated Value
                                                      on December 31
      Contract Year Commencing                       of the same year
      ------------------------                      -------------------
      February 1989 . . . . . . . . . . . . . . .       $11,099.72
      February 1990 . . . . . . . . . . . . . . .        10,051.49
      February 1991 . . . . . . . . . . . . . . .        12,229.24
      February 1992 . . . . . . . . . . . . . . .        11,861.11
      February 1993 . . . . . . . . . . . . . . .        15,450.90
      February 1994 . . . . . . . . . . . . . . .        14,305.70
      February 1995 . . . . . . . . . . . . . . .        15,237.67
      February 1996 . . . . . . . . . . . . . . .        16,406.62
      February 1997 . . . . . . . . . . . . . . .        15,366.71


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.

                                                           Payment
      Month                                               For Month
      -----                                              -----------
      February 1989  . . . . . . . . . . . . . . . . .     $100.00
      February 1990  . . . . . . . . . . . . . . . . .       96.77
      February 1991  . . . . . . . . . . . . . . . . .       89.90
      February 1992  . . . . . . . . . . . . . . . . .      103.84
      February 1993  . . . . . . . . . . . . . . . . .       98.31
      February 1994  . . . . . . . . . . . . . . . . .      123.78
      February 1995  . . . . . . . . . . . . . . . . .      103.66
      February 1996  . . . . . . . . . . . . . . . . .      114.78
      February 1997  . . . . . . . . . . . . . . . . .      115.51
      February 1998  . . . . . . . . . . . . . . . . .      108.73


  The amounts shown are based on the investment performance of the International Equity Index Subaccount and the International Equity Index Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

[LOGO OF JOHN HANCOCK                                               JOHN HANCOCK
    APPEARS HERE]                                  MUTUAL LIFE INSURANCE COMPANY



                             ANNUITY TRANSFERLINE
                              AUTHORIZATION FORM

--------------------------------------------------------------------------------
INSTRUCTIONS: Please complete and sign where indicated. If your Contract will be jointly owned, each Owner must sign. An acknowledgement letter will be sent as soon as your Contract is issued.

THIS COMPLETED FORM MUST BE SUBMITTED WITH THE APPLICATION.
-------------------------------------------------------------------------------

( ) Yes! I want TRANSFERLINE, John Hancock's telephone transfer program that permits fast and toll-free transfers of funds within my Contract, as conditions dictate.

As the applicant for a Contract funded by John Hancock Variable Series Trust I (the "Fund"), I hereby authorize John Hancock, on behalf of the Fund, to act upon my telephone instructions to:

    (1) reallocate my then current value held in any one or more subaccounts,

    (2) to change the allocation of future purchase payments to the subaccounts, and

    (3) change the allocation of my subaccount elections as they are applied under the Dollar-Cost Averaging option (if available on my Contract).

I understand that John Hancock employs the following procedures reasonably designed to confirm that the instructions received by telephone are genuine: requiring disclosure of personal identification; tape recording calls; and providing the Owner with a confirmation of the transfer. As long as John Hancock follows such procedures, I will not hold John Hancock or the Fund (or any of their successors) liable for any loss, expense, or cost resulting from any unauthorized or fraudulent telephone instructions.

I further understand that this authorization is limited by the conditions and procedures for telephone account transfers and investment option changes set forth in the prospectus describing my Contract.

I further understand that this authorization will continue in force unless and until the earlier of (a) written revocation received by John Hancock at its Servicing Office or (b) John Hancock discontinues this service.

                                             Signature(s) of Prospective
                                                  Contract Owner(s)


Date:                                   /s/
         -------------------------------     -------------------------------

Date:                                   /s/
         -------------------------------     -------------------------------
                       Questions call:  800 REAL LIFE (800-732-5543)

                              Mail to:  John Hancock Servicing Office
                                        P.O. Box 111
                                        Boston, MA 02117

                      [LOGO OF JOHN HANCOCK APPEARS HERE]



        CONTRACTS ISSUED BY JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
               200 CLARENDON STREET, BOSTON, MASSACHUSETTS 02117

S8154 ML 5/98

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

  1.    Statement of Assets and Liabilities, John Hancock Variable Annuity
        Account V, at December 31, 1997. (Part B)
  2. Statement of Operations, John Hancock Variable Annuity Account V, year ended December 31, 1997. (Part B)
  3.    Statement of Changes in Net Assets, John Hancock Variable Annuity
        Account V, for each of the two years in the period ended December 31, 1997. (Part B)
  4.    Notes to Financial Statements, John Hancock Variable Annuity Account V.
        (Part B)
  5.    Statement of Financial Position, John Hancock Mutual Life Insurance
        Company, at December 31, 1997 and December 31, 1996. (Part B)
  6.    Summary of Operations and Changes in Policyholders' Contingency
        Reserves, John Hancock Mutual Life Insurance Company, for each of the two years in the period ended December 31, 1997. (Part B)
  7. Statement of Cash Flows, John Hancock Mutual Life Insurance Company, for each of the two years in the period ended December 31, 1997. (Part
        B)
  8.    Notes to Financial Statements, John Hancock Mutual Life Insurance
        Company. (Part B)

(B) EXHIBITS:
  1.    John Hancock Board Resolution establishing the John Hancock Variable
        Annuity Account V, included in Post-Effective Amendment No. 1 to this
        File No. 33-82646, filed April 25, 1995.
  2.    Not Applicable.
  3.(a) Form of Distribution and Servicing Agreement by and among John Hancock
        Distributors, Inc., John Hancock Mutual Life Insurance Company, and John
        Hancock Variable Life Insurance Company, incorporated by reference from
        Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for
        John Hancock Variable Life Account S (File No. 333-15075) filed April
        23, 1997.
    (b) Specimen Variable Contracts Selling between John Hancock Distributors,
        Inc., and selling broker-dealers, incorporated by reference from Pre-
        Effective Amendment No. 2 to Form S-6 Registration Statement for John
        Hancock Variable Life Account S (File No. 333-15075) filed April 23,
        1997.
  4.    Form of periodic payment deferred annuity contract, included in initial
        Form N-4 Registration Statement and Post-Effective Amendment No. 3 to
        the Form N-4 Registration Statement to this File No. 33-82646, filed
        August 10, 1994, and December 13, 1997, respectively.
  5.    Form of annuity contract application, included in initial
        Form N-4 Registration Statement and Post-Effective Amendment No. 3 to
        the Form N-4 Registration Statement to this File No. 33-82646, filed
        August 10, 1994, and December 13, 1997, respectively.
  6.    Charter and By-Laws of John Hancock Mutual Life Insurance Company,
        included in Post-Effective Amendment No. 1 to this File No. 33-82646, filed April 25, 1995
  7.    Not Applicable.
  8.    Not Applicable.
  9.    Opinion and Consent of Counsel as to legality of interests being offered, included in the initial Form N-4 Registration Statement to this
        File No. 33-82646 filed August 10, 1994.
 10.A   Consent of Independent Auditors.
 10.B   Representation of Counsel
 11.    Not Applicable.

 12. Not Applicable.
 13. Diagram of Subsidiaries of John Hancock Mutual Life Insurance Company incorporated by reference from Post-Effective Amendment No. 19 to Form N-
     1A Registration Statement of John Hancock Variable Series Trust I (File
     No. 33-2081) filed February 27, 1998.
 14. Power of Attorney of Robert J. Tarr, Jr., incorporated by reference from
     Post-Effective Amendment No. 4 to Registration Statement of John Hancock
     Mutual Variable Life Account UV (File No. 33-63900) filed April 23, 1997.
     Copy of Power of Attorney for Michael C. Hawley, filed on May 1, 1996.
     Copies of Powers of Attorney for all other directors, included in Post-
     Effective Amendment No. 1 to this File No. 33-82646, filed April 25, 1995.
 27. Financial Data Schedule.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

DIRECTORS

   NAME                     POSITION WITH DEPOSITOR
   ----                     -----------------------
   Foster L. Aborn......... Vice Chairman of the Board
   Samuel W. Bodman........ Director
   Nelson S. Gifford....... Director
   Richard F. Syron........ Director
   William L. Boyan........ Vice Chairman of the Board
   E. James Morton......... Director
   John F. Magee........... Director
   John M. Connors, Jr..... Director
   Stephen L. Brown........ Chairman of the Board and Chief Executive Officer
   Michael C. Hawley ...... Director
   I. MacAllister Booth.... Director
   C. Vincent Vappi........ Director
   Robert J. Tarr, Jr...... Director
   David F. D'Alessandro... President and Chief Operating Officer
   Joan T. Bok............. Director
   Robert E. Fast.......... Director
   Lawrence K. Fish........ Director
   Kathleen F. Feldstein... Director
   Wayne A. Budd........... Director
EXECUTIVE OFFICERS OTHER THAN DIRECTORS
   Thomas E. Moloney....... Executive Vice President and Chief Financial Officer
   Diane M. Capstaff....... Executive Vice President
   Barry J. Rubenstein..... Senior Vice President, Counsel, and Secretary
   Richard S. Scipione..... General Counsel

  All of the above-named officers and directors can be contacted at the following business address: John Hancock Mutual Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is a separate account of John Hancock, operated as a unit investment trust. Registrant supports benefits payable under John Hancock's variable annuity contracts by investing in shares of John Hancock Variable Series Trust I (the "Fund") a "series" type of mutual fund, registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and John Hancock Variable Life Insurance Company ("JHVLICO") own all of the Fund's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Fund is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, John Hancock directly controls Registrant.

  A diagram of the subsidiaries of John Hancock is incorporated by reference from Exhibit 17 to Post-Effective Amendment No. 19 to Form N-1A Registration Statement of John Hancock Variable Series Trust I (File No. 33-2081) filed February 27, 1998.

ITEM 27. NUMBER OF CONTRACT OWNERS

  As of March 30, 1998, the number of Contract Owners of all forms of the Contracts offered by the Account was 51,276.

ITEM 28. INDEMNIFICATION

  Article 9a of the By-Laws of John Hancock provides indemnification to each present and former trustee, officer, and employee of John Hancock against litigation expenses and liabilities incurred while acting as such, subject to limitations of law, including under the Act. No indemnification shall be paid if a director or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of John Hancock. John Hancock may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such amounts if he or she should be determined not be entitled to indemnification.

  Reference is made to Article VI of the ByLaws of the Fund, filed as Exhibit 2 to Post Effective Amendment No. 2 to the Fund's Registration Statement (File No. 33-2081) dated April 12, 1988, which provides that the Fund shall indemnify or advance any expenses to the trustees, shareholders, officers, or employees of the Fund to the extent set forth in the Declaration of Trust.

  Sections 6.3 through 6.17 of the Declaration of Trust, included as Exhibit 1 to the Fund's Post Effective Amendment No. 2, relate to the indemnification of trustees, shareholders, officers, and employees. It is provided that the Registrant shall indemnify any trustee made a party to any proceeding by reason of service in that capacity if the trustee (a) acted in good faith and
(b) reasonably believed, (1) in the case of conduct in the trustee's official capacity with the Fund, that the conduct was in the best interest of the Fund and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Fund, and (c) in the case of any criminal proceeding, the Fund shall indemnify the trustee if the trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Fund unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees of the Fund who are neither "interested" persons of the Fund (as defined in the Act) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Fund is insured against loss by reason of lawful advances, or (3) a majority of a quorum of the Trustees of the Fund who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the trustees or officer will be found entitled to indemnification.

  Similar types of provisions dealing with the indemnification of the Fund's officers and trustees are hereby incorporated by reference from documents previously filed with the Commission, specifically, Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.f. to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1989), Section 14 of the
Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.a. to the Fund's Registration Statement (File No. 33-2081) dated December 11, 1985),
Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust and John Hancock Mutual Life Insurance Company (Exhibit 5.g. to Post-Effective Amendment No. 9 to the Fund's Registration Statement (File No. 33-2081) dated March 2, 1994), Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.k. to Post-Effective Amendment No. 13 to the Fund's Registration Statement (File No. 33-2081) dated April 30, 1996),
Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.v. to Post-Effective Amendment No. 19 to the Fund's Registration Statement (File No. 3-2081) dated April __, 1998, Section 7 of the Underwriting and Administrative Services Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 6 to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1986, Section 15 of the Transfer Agency Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement of the Fund (File No. 33-2081) dated March 13, 1986), and
Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust, John Hancock Distributors, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 6.b. to Post-Effective Amendment No. 14 to Form N-1A Registration Statement of the Fund (File No. 33-2081) filed February 28, 1997).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

    (a) John Hancock Distributors, Inc., is also the principal underwriter for the Fund, John Hancock Variable Annuity Accounts U and I, and John Hancock Variable Life Accounts U, V, and S, and John Hancock Mutual Variable Life Insurance Account UV.

    (b) Reference is made to the response to Item 25, above.

    (c) The information under "Distribution Agreements and Other Services-- Distribution Agreement" in the statement of additional information forming a part of this registration statement is incorporated herein by reference.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant and the Fund (as indicated below) through written agreements between the parties to the effect that such services will be provided to the Registrant and/or the Fund for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

  John Hancock Distributors, Inc., John Hancock Place, Boston, Massachusetts, 02117, serves as Registrant's distributor and principal underwriter, and in such capacities, keeps records regarding shareholders account records and cancelled stock certificates. John Hancock (at the same address), in its capacity as Registrant's depositor, investment adviser, and transfer agent, keeps all other records required by Section 31(a) of the Act.

ITEM 31. MANAGEMENT SERVICES

  Not applicable.

ITEM 32. UNDERTAKINGS

    (a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Registrant hereby undertakes to include as part of any application to purchase a contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information.

    (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

    (d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this registration statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant has (1) included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (b) included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) instructed sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

    (e) John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                  SIGNATURES

  As required by the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has caused this Registration Statement to be signed on its behalf, in the City of Boston and the Commonwealth of Massachusetts on this 29th day of April, 1998. Registrant certifies that it meets the requirements of the Rule 485(b) of the 1933 Act for effectiveness of this Statement.

                                       John Hancock Variable Annuity Account V
                                        (Registrant)

                                       By John Hancock Mutual Life Insurance
                                        Company


                                       By         /s/ Stephen L. Brown
                                          -------------------------------------
                                                    Stephen L. Brown
                                                Chairman of the Board and
                                                 Chief Executive Officer

                                       John Hancock Mutual Life Insurance
                                        Company (Depositor)


                                       By         /s/ Stephen L. Brown
                                          --------------------------------------
                                                    Stephen L. Brown
                                                Chairman of the Board and
                                                 Chief Executive Officer

  AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THEIR CAPACITIES WITH JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE

        /s/ Thomas E. Moloney          Chief Financial
-------------------------------------   Officer (Principal         4/29/98
          THOMAS E. MOLONEY             Financial Officer
                                        and Principal
                                        Accounting Officer)

        /s/ Stephen L. Brown           Chairman of the
-------------------------------------   Board and Chief            4/29/98
           STEPHEN L. BROWN             Executive Officer
          FOR HIMSELF AND AS            (Principal
            ATTORNEY-IN-FACT            Executive Officer)

FOR: Foster L. Aborn       Vice Chairman of the Board
     David F. D'Alessandro President and Chief Operating Officer
     William L. Boyan      Vice Chairman of the Board

Nelson S. Gifford          Director           Joan T. Bok                     Director
Richard F. Syron           Director           Michael C. Hawley               Director
John F. Magee              Director           Samuel W. Bodman                Director
John M. Connors, Jr.       Director           E. James Morton                 Director
Robert J. Tarr, Jr.        Director           Lawrence K. Fish                Director
C. Vincent Vappi           Director           Kathleen F. Feldstein           Director
Robert E. Fast             Director
I. MacAllister Booth       Director

                               INDEX TO EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

 EXHIBITS
 --------
 10.A     Consent of Independent Auditors.
 10.B     Representation of Counsel
 27.      Financial Data Schedule

                      [LOGO OF JOHN HANCOCK APPEARS HERE]

                                  Mutual Life
                               Insurance Company

            INDIVIDUAL COMBINATION FIXED/VARIABLE ANNUITY CONTRACTS
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                         JOHN HANCOCK SERVICING OFFICE
                                 P.O. Box 111
                          Boston, Massachusetts 02117

                    TELEPHONE 800 REAL LIFE (800-732-5543)
                             FAX 617-886-3048


                            PROSPECTUS MAY 1, 1998

  The individual deferred annuity contracts ("Contracts") described in this prospectus can be funded, at the discretion of the Owner by, at any one time, up to ten of the twenty-three subaccounts of John Hancock Variable Annuity Account V ("Account"), a fixed annuity account (the "Fixed Account"), or a combination of the Fixed Account and up to nine of the subaccounts. The assets of each subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I ("Fund"), a "series type" mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock"). The Fixed Account is a part of the general account of John Hancock.

  This prospectus sets forth concisely information about the Account that a prospective investor ought to know before investing. A statement of additional information for the Account, dated May 1, 1998, has been filed with the Securities and Exchange Commission ("Commission") and is incorporated herein by reference. This statement, the table of contents of which appears at page 38 of this prospectus, is available upon request and without charge from John Hancock at the address or telephone number above.

  Only the variable features of the Contracts are described in this prospectus. For a summary of the fixed features, see "Appendix--The Fixed Account and Fixed Account Value".

   For additional information pertaining to the purchase of a Contract as an Individual Retirement Annuity, see "Appendix--Variable Annuity Information for Individual Retirement Annuities".

  The prospectus for the Fund, which is attached to this prospectus, describes the investment objectives, policies and risks of investing in the Portfolios of the Fund: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. (The Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are not currently available to Owners but are expected to be made available later in 1998.)

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                       Page
SYNOPSIS OF EXPENSE INFORMATION . . . . . . . . . . . . .                4
CONDENSED FINANCIAL INFORMATION . . . . . . . . . . . . .                7
SPECIAL TERMS . . . . . . . . . . . . . . . . . . . . . .                9
SUMMARY INFORMATION . . . . . . . . . . . . . . . . . . .               10
THE VARIABLE ANNUITY. . . . . . . . . . . . . . . . . . .               13
JOHN HANCOCK, THE ACCOUNT AND THE SERIES FUND . . . . . .               13
CHARGES UNDER VARIABLE ANNUITY CONTRACTS. . . . . . . . .               16
  Charges For Mortality And Expense Risks . . . . . . . .               16
  Charges for Administrative Services . . . . . . . . . .               17
  Withdrawal Charge . . . . . . . . . . . . . . . . . . .               17
  Variations in Charges . . . . . . . . . . . . . . . . .               19
  Premium or Similar Taxes. . . . . . . . . . . . . . . .               19
THE CONTRACTS . . . . . . . . . . . . . . . . . . . . . .               19
  Purchase of Contracts . . . . . . . . . . . . . . . . .               20
THE ACCUMULATION PERIOD . . . . . . . . . . . . . . . . .               20
  Accumulation Shares . . . . . . . . . . . . . . . . . .               20
  Value of Accumulation Shares. . . . . . . . . . . . . .               20
  Transfers To and From  Subaccounts. . . . . . . . . . .               20
  Dollar-Cost Averaging . . . . . . . . . . . . . . . . .               21
  Surrender of Contract; Partial Withdrawals. . . . . . .               21
  Systematic Withdrawal . . . . . . . . . . . . . . . . .               22
  Death Benefit Before Date of Maturity . . . . . . . . .               22
THE ANNUITY PERIOD. . . . . . . . . . . . . . . . . . . .               23
  Variable Monthly Annuity Payments . . . . . . . . . . .               24
  Assumed Investment Rate . . . . . . . . . . . . . . . .               24
  Calculation of Annuity Units. . . . . . . . . . . . . .               24
  Annuity Options . . . . . . . . . . . . . . . . . . . .               25
  Option A: Life Annuity with Five, Ten or Twenty Years
    Certain . . . . . . . . . . . . . . . . . . . . . . .               25
  Option B: Life Annuity Without Refund . . . . . . . . .               25
  Other Conditions. . . . . . . . . . . . . . . . . . . .               25
VARIABLE ACCOUNT VALUATION PROCEDURES . . . . . . . . . .               25
MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . .               26
  Restriction on Assignment . . . . . . . . . . . . . . .               26
  Deferment of Payment. . . . . . . . . . . . . . . . . .               26
  Reservation of Rights . . . . . . . . . . . . . . . . .               27
  Owner and Beneficiary . . . . . . . . . . . . . . . . .               27
FEDERAL INCOME TAXES. . . . . . . . . . . . . . . . . . .               27
  The Account and John Hancock. . . . . . . . . . . . . .               27
  Contracts Purchased Other Than to Fund a Tax Qualified
    Plan. . . . . . . . . . . . . . . . . . . . . . . . .               27
  Diversification Requirements. . . . . . . . . . . . . .               28
  Contracts Purchased to Fund a Tax Qualified Plan. . . .               28
PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . .               33
STATE REGULATION. . . . . . . . . . . . . . . . . . . . .               34
REPORTS . . . . . . . . . . . . . . . . . . . . . . . . .               34
VOTING PRIVILEGES . . . . . . . . . . . . . . . . . . . .               34
  The Account . . . . . . . . . . . . . . . . . . . . . .               34
  John Hancock. . . . . . . . . . . . . . . . . . . . . .               35
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE. . . . .               35
LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . .               35
DISTRIBUTION OF THE CONTRACTS . . . . . . . . . . . . . .               35
IMPACT OF YEAR 2000 ISSUE . . . . . . . . . . . . . . . .               35
REGISTRATION STATEMENT. . . . . . . . . . . . . . . . . .               35
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . .               36
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . .               36
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.               36
APPENDIX--THE FIXED ACCOUNT AND FIXED ACCOUNT VALUE . . .               37
APPENDIX--VARIABLE ANNUITY INFORMATION FOR INDIVIDUAL
  RETIREMENT ANNUITIES. . . . . . . . . . . . . . . . . .               39
APPENDIX--ILLUSTRATIVE ACCUMULATED VALUE AND ANNUITY
  PAYMENT TABLES. . . . . . . . . . . . . . . . . . . . .               40

THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE OR SOLICIT AN OFFER IN THAT STATE.

                        SYNOPSIS OF EXPENSE INFORMATION

  The purpose of this synopsis is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly or indirectly. This synopsis includes expenses of the Account as well as those of the Fund. This synopsis does not include any premium taxes that may be applicable. For a more complete description of the Account charges, see "Charges under Variable Annuity Contracts." For a more complete description of the investment advisory fee charged each Portfolio and the annual operating expenses of each Portfolio, see the prospectus for the Fund.


CONTRACT EXPENSES
Maximum Withdrawal Charge (as a percentage of amount surrendered)/1/ . .   8.00%
Annual Contract Fee (for Contracts having an Accumulated Value of
 $10,000 or less)/2/ . . . . . . . . . . . . . . . . . . . . . . . . . .   $30

SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a percentage of average account value)
Mortality and Expense Risk Charge. . . . . . . . . . . . . . . . . . . .   1.15%
Administrative Services Charge . . . . . . . . . . . . . . . . . . . . .   0.35%
                                                                           ----
Total Separate Account Annual Expenses . . . . . . . . . . . . . . . . .   1.50%

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average daily net assets)


  The figures in the following chart and the Examples which follow reflect the investment management fees currently payable and the 1997 other fund expenses allocated to the Fund (except that other fund expenses for the Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are based upon estimates for the current fiscal year).

                                                                    Other
                                                                     Fund
                                     Other Fund      Total         Expenses
                                      Expenses       Fund           Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses    Reimbursement/3/
    ---------           ----------  -------------  ---------   ----------------
Managed . . . . . . .      0.33%        0.04%        0.37%           N/A
Growth & Income . . .      0.25%        0.03%        0.28%           N/A
Equity Index. . . . .      0.15%        0.25%        0.40%           0.40%
Large Cap Value . . .      0.75%        0.25%        1.00%           0.31%
Large Cap Growth. . .      0.39%        0.05%        0.44%           N/A
Mid Cap Value . . . .      0.80%        0.25%        1.05%           0.34%
Mid Cap Growth. . . .      0.85%        0.25%        1.10%           0.57%
Diversified Mid Cap
 Growth . . . . . . .      0.75%        0.10%        0.85%           N/A
Real Estate Equity. .      0.60%        0.09%        0.69%           N/A
Small/Mid Cap CORE. .      0.80%        0.25%        1.05%           N/A
Small Cap Value . . .      0.80%        0.25%        1.05%           0.50%
Small Cap Growth. . .      0.75%        0.25%        1.00%           0.37%
Global Equity . . . .      0.90%        0.25%        1.15%           N/A
International Balanced     0.85%        0.25%        1.10%           0.71%
International Equity
 Index. . . . . . . .      0.18%        0.19%        0.37%           N/A
International
 Opportunities. . . .      0.97%        0.25%        1.22%           0.60%
Emerging Markets
 Equity . . . . . . .      1.30%        0.25%        1.55%           N/A
Short-Term Bond . . .      0.30%        0.21%        0.51%           N/A
Bond Index  . . . . .      0.15%        0.25%        0.40%           N/A
Sovereign Bond  . . .      0.25%        0.06%        0.31%           N/A
Strategic Bond  . . .      0.75%        0.25%        1.00%           0.57%
High Yield Bond . . .      0.65%        0.25%        0.90%           N/A
Money Market  . . . .      0.25%        0.08%        0.33%           N/A

/1/ Actual Withdrawal Charges may be lower, as the Withdrawal Charge decreases each year on each anniversary of the date of deposit and limited free partial withdrawals are allowed.


        Years from date
        of deposit  to                                     Withdrawal
      date of withdrawal                                     Charge
      ------------------                                   ----------
      7 or more. . . . . . . . . . . . . . . .                 0%
      5 but less than 7. . . . . . . . . . . .                 6%
      3 but less than 5. . . . . . . . . . . .                 7%
      less than 3. . . . . . . . . . . . . . .                 8%


    An Owner may withdraw in any Contract Year up to 10% of the Accumulated Value of the Contract as of the beginning of the Contract Year without any charges.

/2/ The annual contract fee is deducted on Contracts having an Accumulated Value of less than $10,000. The contract fee is deducted at the beginning of each Contract year after the first and at a full surrender during a Contract Year. The contract fee is assessed only during the Accumulation Period. In the following Examples, the annual contract fee has been expressed as an annual percentage of assets based on past experience concerning Contract fees collected on other variable annuity contracts using the same Contract fee provision.

/3/ John Hancock reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of its average daily net asset value.


                                   EXAMPLES

  The following examples should not be considered representations of past or future expenses; actual expenses may be greater than or less than those shown above.

  If you surrender your contract at the end of the applicable time period, you would pay the following current expenses on a $1,000 investment, assuming 5% annual return on assets:

                                          1 Year  3 Years  5 Years   10 Years
                                          ------  -------  -------   --------
MANAGED. . . . . . . . . . . . . .          $ 91     $132     $166      $224
GROWTH & INCOME. . . . . . . . . .          $ 91     $129     $161      $215
EQUITY INDEX . . . . . . . . . . .          $ 92     $133     $167      $227
LARGE CAP VALUE. . . . . . . . . .          $ 98     $151     $198      $289
LARGE CAP GROWTH . . . . . . . . .          $ 92     $134     $169      $232
MID CAP VALUE. . . . . . . . . . .          $ 98     $152     $200      $293
MID CAP GROWTH . . . . . . . . . .          $ 99     $154     $203      $298
DIVERSIFIED MID CAP GROWTH . . . .          $ 96     $146     $190      $274
REAL ESTATE EQUITY . . . . . . . .          $ 95     $142     $182      $257
SMALL/MID CAP CORE . . . . . . . .          $ 98     $152     $200      $293
SMALL CAP VALUE  . . . . . . . . .          $ 98     $152     $200      $293
SMALL CAP GROWTH . . . . . . . . .          $ 98     $151     $198      $289
GLOBAL EQUITY. . . . . . . . . . .          $ 99     $155     $205      $303
INTERNATIONAL BALANCED . . . . . .          $ 99     $154     $203      $298
INTERNATIONAL EQUITY INDEX . . . .          $ 92     $134     $169      $231
INTERNATIONAL OPPORTUNITIES  . . .          $100     $158     $209      $310
EMERGING MARKETS EQUITY. . . . . .          $103     $167     $225      $341
SHORT-TERM BOND  . . . . . . . . .          $ 93     $136     $173      $239
BOND INDEX . . . . . . . . . . . .          $ 92     $133     $167      $227
SOVEREIGN BOND . . . . . . . . . .          $ 91     $130     $163      $218
STRATEGIC BOND . . . . . . . . . .          $ 98     $151     $198      $289
HIGH YIELD BOND. . . . . . . . . .          $ 97     $148     $193      $279
MONEY MARKET . . . . . . . . . . .          $ 91     $131     $164      $220

  If you annuitize at the end of the applicable time period, or if you do not surrender your Contract, you would pay the following current expenses on a $1,000 investment, assuming 5% annual return on assets:


                                                           1 Year  3 Years  5 Years   10 Years
                                                           ------  -------  -------   --------
MANAGED . . . . . . . . . . . . . .                         $ 19     $ 60     $104        $224
GROWTH & INCOME . . . . . . . . . .                         $ 19     $ 58     $ 99        $215
EQUITY INDEX  . . . . . . . . . . .                         $ 20     $ 61     $105        $227
LARGE CAP VALUE . . . . . . . . . .                         $ 26     $ 79     $136        $289
LARGE CAP GROWTH  . . . . . . . . .                         $ 20     $ 62     $107        $232
MID CAP VALUE . . . . . . . . . . .                         $ 26     $ 81     $138        $293
MID CAP GROWTH  . . . . . . . . . .                         $ 27     $ 82     $141        $298
DIVERSIFIED MID CAP GROWTH  . . . .                         $ 24     $ 75     $128        $274
REAL ESTATE EQUITY  . . . . . . . .                         $ 23     $ 70     $120        $257
SMALL/MID CAP CORE. . . . . . . . .                         $ 26     $ 81     $138        $293
SMALL CAP VALUE . . . . . . . . . .                         $ 26     $ 81     $138        $293
SMALL CAP GROWTH  . . . . . . . . .                         $ 26     $ 79     $136        $289
GLOBAL EQUITY . . . . . . . . . . .                         $ 27     $ 84     $143        $303
INTERNATIONAL BALANCED  . . . . . .                         $ 27     $ 82     $141        $298
INTERNATIONAL EQUITY INDEX  . . . .                         $ 20     $ 62     $107        $231
INTERNATIONAL OPPORTUNITIES . . . .                         $ 28     $ 86     $146        $310
EMERGING MARKETS EQUITY . . . . . .                         $ 31     $ 96     $163        $341
SHORT-TERM BOND . . . . . . . . . .                         $ 21     $ 65     $111        $239
BOND INDEX. . . . . . . . . . . . .                         $ 20     $ 61     $105        $227
SOVEREIGN BOND  . . . . . . . . . .                         $ 19     $ 58     $101        $218
STRATEGIC BOND  . . . . . . . . . .                         $ 26     $ 79     $136        $289
HIGH YIELD BOND . . . . . . . . . .                         $ 25     $ 76     $131        $279
MONEY MARKET  . . . . . . . . . . .                         $ 19     $ 59     $102        $220

                  JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                        CONDENSED FINANCIAL INFORMATION

  The table below reflects the historical information for a share outstanding throughout the period for John Hancock Variable Annuity Account V.

  SELECTED DATA FOR EACH ACCUMULATION SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                Period from
                                  Year-End       Year-End     January 26, 1995
                                 December 31,  December 31,   to December 31,
                                     1997          1996             1995
                                -------------  ------------  ------------------
GROWTH & INCOME SUBACCOUNT
Accumulation share value:
  Beginning of period . . . .       $15.437       $13.048          $10.000
  End of period . . . . . . .       $19.746       $15.437          $13.048
Number of Accumulation Shares
 outstanding at end of period     5,327,037     3,891,413        1,659,869
SOVEREIGN BOND SUBACCOUNT
Accumulation share value:
  Beginning of period . . . .       $11.957       $11.659          $10.000
  End of period . . . . . . .       $12.969       $11.957          $11.659
Number of Accumulation Shares
 outstanding at end of period     1,765,587     1,370,328          682,290
MONEY MARKET SUBACCOUNT
Accumulation share value:
  Beginning of period . . . .       $10.798       $10.406          $10.000
  End of period . . . . . . .       $11.217       $10.798          $10.406
Number of Accumulation Shares
 outstanding at end of period     1,238,762     1,400,049          663,755
LARGE CAP GROWTH SUBACCOUNT
Accumulation share value:
  Beginning of period . . . .       $14.881       $12,773          $10.000
  End of period . . . . . . .       $19.198       $14.881          $12.773
Number of Accumulation Shares
 outstanding at end of period     2,074,430     1,504,358          646,863
MANAGED SUBACCOUNT
Accumulation share value:
  Beginning of period . . . .       $13.497       $12.375          $10.000
  End of period . . . . . . .       $15.788       $13.497          $12.375
Number of Accumulation Shares
 outstanding at end of period     8,216,039     6,865,907        3,049,661
REAL ESTATE EQUITY SUBACCOUNT
Accumulation share value:
  Beginning of period . . . .       $14.865       $11.339          $10.000
  End of period . . . . . . .       $17.165       $14.865          $11.339
Number of Accumulation Shares
 outstanding at end of period       466,871       233,153           92,658
INTERNATIONAL EQUITIES
SUBACCOUNT
Accumulation share value:
  Beginning of period . . . .       $11.936       $11.097          $10.000
  End of period . . . . . . .       $11.168       $11.936          $11.097
Number of Accumulation Shares
 outstanding at end of period       580,528       483,836          180,112
SHORT-TERM U.S. GOVERNMENT
SUBACCOUNT
Accumulation share value:
  Beginning of period . . . .       $11.128       $10.903          $10.000
  End of period . . . . . . .       $11.665       $11.128          $10.903
Number of Accumulation Shares
 outstanding at end of period       685,486       663,991          281,217
SPECIAL OPPORTUNITIES
SUBACCOUNT
Accumulation share value:
  Beginning of period . . . .       $17.067       $13.292          $10.000
  End of period . . . . . . .       $17.403       $17.067          $13.292
Number of Accumulation Shares
 outstanding at end of period     1,747,007     1,606,062          492,166

                                                                 Period from
                                                 Year-End        May 1, 1996
                                                December 31,   to December 31,
                                                    1997            1996
                                               -------------  -----------------
EQUITY INDEX SUBACCOUNT
Accumulation Share Value
  Beginning of period  . . . . . . . . . . .      $11.309          $10.000
  End of Period. . . . . . . . . . . . . . .      $14.794          $11.309
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .      685,246          125,245
LARGE CAP VALUE
Accumulation Share Value
  Beginning of period. . . . . . . . . . . .      $11.277          $10.000
  End of Period. . . . . . . . . . . . . . .      $14.282          $11.277
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .      668,796          244,514
MID CAP GROWTH SUBACCOUNT
Accumulation Share Value
  Beginning of period. . . . . . . . . . . .      $10.166          $10.000
  End of Period. . . . . . . . . . . . . . .      $11.687          $10.166
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .      510,743          286,257
MID CAP VALUE SUBACCOUNT
Accumulation Share Value
  Beginning of period. . . . . . . . . . . .      $11.502          $10.000
  End of period. . . . . . . . . . . . . . .      $14.987          $11.502
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .      486,455          103,390
SMALL CAP GROWTH SUBACCOUNT
Accumulation Share Value
  Beginning of period. . . . . . . . . . . .       $9.851          $10.000
  End of period. . . . . . . . . . . . . . .      $11.089           $9.851
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .      442,227          212,844
SMALL CAP VALUE SUBACCOUNT
Accumulation Share Value
  Beginning of period. . . . . . . . . . . .      $10.923          $10.000
  End of period. . . . . . . . . . . . . . .      $13.521          $10.923
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .      308,239           76,095
STRATEGIC BOND SUBACCOUNT
Accumulation Share Value
  Beginning of period. . . . . . . . . . . .      $10.565          $10.000
  End of period. . . . . . . . . . . . . . .      $11.350          $10.565
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .      257,401          100,631
INTERNATIONAL OPPORTUNITIES SUBACCOUNT
Accumulation Share Value
  Beginning of period. . . . . . . . . . . .      $10.565          $10.000
  End of period. . . . . . . . . . . . . . .      $10.611          $10.565
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .      232,719          125,200
INTERNATIONAL BALANCED SUBACCOUNT
Accumulation Share Value
  Beginning of period. . . . . . . . . . . .      $10.566          $10.000
  End of period. . . . . . . . . . . . . . .      $10.684          $10.566
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       93,191           49,785

                                 SPECIAL TERMS

  As used in this prospectus, the following terms have the indicated meanings:

ACCUMULATION SHARE: a unit of measurement used in determining the value of a Contract prior to the commencement of annuity payments or, if earlier, contract lapse. The value of an Accumulation Share for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amount.

ACCUMULATED VALUE OF A CONTRACT: total value of the Accumulation Shares in that Contract plus the Fixed Account Value of that Contract, if any.

ANNUITANT: the person on whose life the Contract is issued.

ANNUITY OPTION: the provisions under which a series of annuity payments is made to the Annuitant or other payee, such as the Life Annuity with Ten Years Certain.

ANNUITY UNIT: a unit of measurement used in determining the amount of each variable annuity payment. The value of an Annuity Unit for each subaccount will depend upon the assumed investment rate and the investment performance of that subaccount and will vary in dollar amount.

BENEFICIARY: the person who receives the proceeds in the event of the death of the Owner or the Annuitant.

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT YEAR: a period between anniversaries of the date of issue of the Contract.

FIXED ACCOUNT: an account that is part of JHVLICO's general account in which all or a part of the Accumulated Value may be held for accumulation at fixed rates of interest (not less than 3%) declared by JHVLICO periodically at its discretion.

OWNER: the person(s) or entity, usually the person(s) or entity to whom the Contract is issued, who has the sole right to exercise all rights and privileges under the Contract except as otherwise provided in the Contract.

DATE OF MATURITY OF A CONTRACT: the date elected by the Owner as of which annuity payments will commence. The election is subject to certain conditions described in "The Annuity Period".

MINIMUM DEATH BENEFIT: the undertaking of John Hancock under a Contract to make a payment on the death of the Annuitant at any time before the date of maturity equal to the greatest of (a) the Accumulated Value of the Contract next determined following John Hancock's receipt of due proof of death, (b) the aggregate amount of the purchase payments made under the Contract (reduced to reflect partial withdrawals and withdrawal charges), or (c) in states where permitted by law, the highest Accumulated Value of the Contract as of any third interval Contract anniversary preceding the Contract anniversary nearest the Annuitant's 81st birthday, plus the purchase payments made under the Contract, adjusted for partial withdrawals and withdrawal charges, since such Contract anniversary. See "The Accumulation Period--Death Benefit Before Date of Maturity".

NET PURCHASE PAYMENT: the amount of any purchase payment reduced by applicable taxes, if any, based on the amount of the purchase payment.

SERVICING OFFICE: P.O. Box 111, Boston, MA 02117.

SURRENDER VALUE: a cash payment made prior to a Contract's maturity, equal to all or part of the Accumulation Shares credited to the Contract, less any Withdrawal Charge and contract fee.

                              SUMMARY INFORMATION

  The Contracts are designed both for purchase by individuals doing their own retirement planning, including plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code") and for purchase for persons participating in (1) pension and profit-sharing plans qualified under Section 401(c) of the Code, known as "H.R. 10 plans", (2) pension or profit-sharing plans qualified under Sections 401(a) or 403(a) of the Code, known as "corporate plans", (3) plans qualifying under Section 401(k) of the Code, (4) annuity purchase plans adopted under the provisions of Section 403(b) of the Code by public school systems and certain other tax-exempt organizations, (5) individual retirement annuity plans satisfying the requirements of Section 408 of the Code, and (6) deferred compensation plans maintained by a state or political subdivision or tax exempt organizations under
Section 457 of the Code.

  In order to accommodate "employer-related" plans funded by the Contracts, contract forms using "unisex" purchase rates, i.e. rates the same for males and females, are available. Any questions you have as to whether you are participating in an employer-related plan should be directed to your employer. Any other question you or your employer may have with respect to this topic can be asked John Hancock by calling 800 REAL LIFE (800-732-5543) or by writing Servicing Office, P.O. Box 111, Boston, MA 02117.

THE CONTRACTS

  The Contracts offered are deferred annuity Contracts under which purchase payments may be made in a lump sum or at intervals until the maturity date selected by the Owner, at which time annuity payments by John Hancock will begin, if so elected by the Owner.

  An application for a Contract is available from a marketing representative. Upon completion, it is transmitted along with the purchase payment to John Hancock's Servicing Office for review. (See "Distribution of the Contracts.")

  John Hancock also issues variable annuity contracts that charge a front-end sales load and other forms of variable annuity contracts. These contracts are offered by means of other prospectuses, but use the same underlying Fund.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under its Contracts. There are currently twenty-three subaccounts within the Account: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. The assets of each subaccount are invested in a corresponding Portfolio of the Fund.

  Each Portfolio has a different investment objective. John Hancock receives a fee from each Portfolio for providing investment management services. In turn, John Hancock pays a fee to the following sub-investment managers for providing sub-investment services to the various Portfolios:

                       NAME OF FUND                             NAME OF SUB-INVESTMENT MANAGER
                       ------------                             ------------------------------
   Managed                                                Independence Investment Associates, Inc.
   Growth & Income. . . . . . . . . . . . .               Independence Investment Associates, Inc.
   Equity Index                                           State Street Bank & Trust, N.A.
   Large Cap Value. . . . . . . . . . . . .               T. Rowe Price Associates, Inc.


   Large Cap Growth. . . . . . . . . . . .                Independence Investment Associates, Inc.
   Mid Cap Value                                          Neuberger & Berman Management, Inc.
   Mid Cap Growth                                         Janus Capital Corporation
   Diversified Mid Cap Growth. . . . . . .                John Hancock Advisers, Inc.


   Real Estate Equity                                     Independence Investment Associates, Inc.
   Small/Mid Cap CORE                                     Goldman Sachs Asset Management
   Small Cap Value                                        INVESCO Management & Research, Inc.
   Small Cap Growth. . . . . . . . . . . .                John Hancock Advisers, Inc.
   Global Equity. . . . . . . . . . . . . .               Scudder Kemper Investments
   International Balanced                                 Brinson Partners, Inc.
   International Equity Index                             Independence Investment International Associates, Inc.
   International Opportunities                            Rowe Price-Fleming International, Inc.
   Emerging Markets Equity. . . . . . . . .               Montgomery Asset Management, LLC
   Short-Term Bond                                        Independence Investment Associates, Inc.
   Bond Index                                             Mellon Bond Associates
   Sovereign Bond. . . . . . . . . . . . .                John Hancock Advisers, Inc.
   Strategic Bond. . . . . . . . . . . . .                J.P. Morgan Investment Management, Inc.
   High Yield Bond                                        Wellington Management Company, LLP

  The fee paid by John Hancock to the sub-investment managers for these services is borne by John Hancock and is not charged to the Fund, the Account, or Owners.
 For a full description of the Fund, see the prospectus for the Fund following at the end of this prospectus.

PRINCIPAL UNDERWRITER OF THE ACCOUNT

  John Hancock Distributors, Inc., a registered broker-dealer since 1968, makes Contracts available through its registered representatives licensed to sell life insurance policies and annuity contracts.

INVESTMENT OF PURCHASE PAYMENTS

  Purchase payments received under the Contracts, after deduction of premium or similar taxes, if applicable, are allocated by John Hancock to one or more of the variable subaccounts and the Fixed Account, as directed by the Owner.

  Purchase payments should be mailed to the John Hancock Servicing Office, Post Office Box 111, Boston, MA 02117.

MINIMUM AND MAXIMUM PURCHASE PAYMENTS

  The initial purchase payment under a Contract must be at least $5,000 ($1,000 for individual retirement accounts and qualified plans); thereafter any payment must be at least $50.

  The maximum amount that can be deposited into a Contract per Contract Year is $500,000. The maximum amount that can be deposited in or transferred to the Fixed Account per Contract Year is $100,000, exclusive of the initial deposit which can be as large as $500,000. Deposits in or transfers to the Fixed Account can only be made during the first 10 Contract Years. No new deposits may be made after Annuitant's 85th birthday. These limits may be waived by John Hancock.

ACCOUNT FEES

  The charges made directly to the Account aggregate 1.50% per annum of the average daily net asset value of the Account and are made up of daily charges aggregating 1.15% annually for mortality and expense risks assumed (0.45% on an annual basis for mortality risks and 0.70% on an annual basis for expense risks) and 0.35% for certain administrative services. (See "Charges Under Variable Annuity Contracts--Charges for Administrative Services.")

FUND CHARGES

  Investment management fees at annual rates ranging from 0.15% to 1.30% of average daily net assets are paid by the Portfolios to John Hancock. The Portfolios also incur charges for other expenses incurred in their operations. Investment management fees and other expenses are reflected in the net asset value of each Portfolio's shares. For a description of these charges and expenses, see the prospectus for the Fund.

SALES DEDUCTIONS UPON WITHDRAWALS

  A Withdrawal Charge (a contingent deferred sales charge), if applicable, is deducted from amounts withdrawn prior to maturity. The aggregate Withdrawal Charges assessed against a Contract will never exceed 8% of the total purchase payments received. (See "Charges Under Variable Annuity Contracts-- Withdrawal Charge.")

OTHER CHARGES OR DEDUCTIONS

  Deductions are made for any applicable taxes based on the amount of a purchase payment; currently such taxes in certain states are up to 5% of each purchase payment. (See "Charges Under Variable Annuity Contracts--Premium or Similar Taxes.")

  Charges are made for any taxes or interest expense attributable to the Account. An annual contract fee of $30 is deducted on Contracts having an Accumulated Value of less than $10,000. John Hancock reserves the right to increase the contract fee up to $50, subject to state regulations. (See "Charges Under Variable Annuity Contracts--Charges for Administrative Services.")

WITHDRAWAL PRIOR TO MATURITY

  At any time before annuity payments begin, if the Annuitant is living, a Contract may be surrendered in full for its Surrender Value or a portion of the value of the Contract may be withdrawn, subject to certain limits. (See "The Accumulation Period--Surrender of the Contract; Partial Withdrawal.") A 10% penalty tax may be applicable to the taxable portion (earnings) withdrawn before the Owner attains age 59 1/2.

SYSTEMATIC WITHDRAWALS

  The Owner may pre-authorize a periodic withdrawal plan. Payments may be monthly, quarterly, semi-annual or annual, and may be for a level dollar amount. A minimum Accumulated Value of $25,000 is required to start the program. (See "The Accumulation Period--Systematic Withdrawal.")

DOLLAR-COST AVERAGING

  The Owner may elect to have amounts transferred automatically from any one of the variable subaccounts into one or more of the other variable subaccounts. Transfers may be made monthly, quarterly, semi-annually, or annually for a minimum of $250. A minimum Accumulated Value of $20,000 is required to start the program. (See "The Accumulation Period--Dollar-Cost Averaging.")

GUARANTEED MINIMUM DEATH BENEFIT

  Contracts include a death benefit payable on the death of the Annuitant prior to annuitization that is the greatest of (a) the Accumulated Value of the Contract, (b) the purchase payments made under the Contract, adjusted for any prior partial withdrawals and withdrawal charges, or (c) in states where permitted by law, the highest Accumulated Value of the Contract as of any third interval Contract anniversary preceding the Contract anniversary nearest the Annuitant's 81st birthday, plus the purchase payments made under the Contract, adjusted for partial withdrawals and withdrawal charges, since such Contract anniversary. (See "The Accumulation Period--Death Benefit Before Date of Maturity.")

10 DAY FREE-LOOK PROVISION

  An Owner may surrender the Contract for any reason within 10 days after its receipt and receive in cash the Accumulated Value of the Contract, plus any deductions previously made from purchase payments for premium or similar taxes. Owners surrendering Contracts issued in Hawaii, Idaho, Missouri, Nebraska, North Carolina, Oklahoma, Oregon, South Carolina, Washington, West Virginia, and Utah, and all Contracts issued under an individual retirement account, will receive gross purchase payments made. If the Contract is issued in California to an Owner 60 years of age or older, the Owner may surrender the Contract within 30 days after its receipt, and, in that event, the gross purchase payments made will be refunded to the Owner. If the Contract is issued in North Dakota, the Owner may surrender the Contract within 20 days after its receipt and, in that event, the gross purchase payments made will be refunded.

                              THE VARIABLE ANNUITY

  A variable annuity is significantly different from a fixed annuity in that it is the Owner and Annuitant under a variable annuity who assume the risk of investment gain or loss rather than the insurance company. While under a fixed annuity the insurance company guarantees a specified interest rate and specified monthly annuity payments, the amounts of annuity payments under a variable annuity are not guaranteed and will vary with the investment performance of the portfolio securities in the underlying Fund.

  Based upon the Owner's investment objective, the Owner directs the allocation of purchase payments and Accumulated Values among the subaccounts on a continuing basis. There can be no assurance that these investment objectives will be achieved.

                 JOHN HANCOCK, THE ACCOUNT AND THE SERIES FUND

JOHN HANCOCK

  John Hancock is a mutual life insurance company chartered in Massachusetts in 1862. Its Home Office is at 200 Clarendon Street, Boston, Massachusetts 02117. It conducts a conventional life insurance business in all of the United States, the District of Columbia and Puerto Rico. John Hancock sells insurance policies and annuity contracts directly to customers or through a career agency system, banks, or broker/dealers.

THE ACCOUNT

  The Account is a separate account established under Massachusetts law on May 11, 1987. The Account, although an integral part of John Hancock, meets the definition of a "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

  The Account's assets are the property of John Hancock and the obligations under the Contracts are the obligations of John Hancock. Each Contract provides that the portion of the Account's assets equal to the reserves and other liabilities under the Contract with respect to the Account shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the net assets and other liabilities for Contracts, the Account's assets include assets derived from charges made by John Hancock and, possibly, funds contributed by John Hancock to commence operation of the subaccounts or their predecessors. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any subaccount.

  Income, gains and losses, whether or not realized, from assets allocated to the Account are, in accordance with the Contracts, credited to or charged against the Account without regard to other income, gains or losses of John Hancock.

  There currently are twenty-three subaccounts in the Account: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. The assets in each are invested in a separate class of shares issued by the Fund, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added and made available to Owners.

  There is a limitation on the number of subaccounts that may be utilized over the lifetime of a Contract. At the current time that limit is eighteen.
 However, it is John Hancock's intention to raise that limit later in 1998 to ninety-nine subaccounts. For purposes of this limit, each deposit or transfer of funds into a subaccount will count as one "use" of a subaccount even if the subaccount has been used before.



THE SERIES FUND

  The Fund is a "series" type of mutual fund which is registered under the 1940 Act as an open-end diversified management investment company and organized as a Massachusetts business trust. The Fund serves as the investment medium for the Account and other unit investment trust separate accounts established by John Hancock and by John Hancock Variable Life Insurance Company for variable life insurance policies and variable annuity contracts. A full description of the Fund, its investment objectives, policies and restrictions, its charges and expenses, and all other aspects of its operation is contained in the attached prospectus (which should be read carefully before investing) and the statement of additional information referred to therein, which should be read together with this prospectus. Among other items, note the description of the need to monitor events on the part of the Fund's Board of Trustees for possible conflicts between separate accounts and other consequences.

  The following is a brief summary of the investment objectives of each Portfolio.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

 Large Cap Value Portfolio

  The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Mid Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

 Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

 Diversified Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of medium capitalization growth companies.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 Small/Mid Cap CORE Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

 Small Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

 Small Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

 Global Equity Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

 International Balanced Portfolio

  The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

 International Opportunities Portfolio

  The investment objective of this Portfolio is to provide capital appreciation through investments in common stocks of primarily well-established, non-United States companies.

 Emerging Markets Equity Portfolio

  The investment objective of this Portfolio is to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

 Short-Term Bond Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

 Bond Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation. Although the Sovereign Bond Portfolio does not have a significant portion of its assets in high yield securities, further information in this regard may be found under "Investment Objectives and Policies" in the Fund prospectus.

 Strategic Bond Portfolio

  The investment objective of this Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity, from a portfolio of domestic and international fixed income securities.

 High Yield Bond Index

  The investment objective of this Portfolio is to provide high current income and capital appreciation through investing primarily in high yield (below investment grade) debt securities.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

  John Hancock acts as the investment manager for the Fund. Independence Investment Associates, Inc. ("IIA"), an indirectly-owned subsidiary of John Hancock with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth, Real Estate Equity, and Short-Term Bond Portfolios. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is sub-investment adviser to the International Equity Index Portfolio.

  John Hancock Advisers, Inc., another directly-owned subsidiary of John Hancock, located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Diversified Mid Cap Growth, and Small Cap Growth Portfolios.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and, its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  INVESCO Management & Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC, of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 South LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Goldman Sachs & Company, located at One New York Plaza, New York, New York 10004, is sub-investment adviser to the Small/Mid Cap CORE Portfolio. Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is the sub-investment adviser to the Global Equity Portfolio. Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California
 94111, is the sub-investment adviser to the Emerging Markets Equity Portfolio. Mellon Bond Associates, located at One Mellon Bank Center, Suite 4135,
Pittsburgh, Pennsylvania 15258, is the sub-investment adviser to the Bond Index Portfolio. Wellington Management Company, LLC, located at 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to the High Yield Bond Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid. Any such distribution will result in a reduction in the value of the Fund shares of the Portfolio from which the distribution was made. The total net asset value of the Account will not change because of such distribution, however.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each subaccount based on, among other things, the amount of net purchase payments allocated to the subaccount, dividends and distributions reinvested, transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date.

                    CHARGES UNDER VARIABLE ANNUITY CONTRACTS

CHARGES FOR MORTALITY AND EXPENSE RISKS

  While the variable annuity payments to Annuitants will vary in accordance with the investment performance of the Account, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of John Hancock over the expense charges provided for in the Contracts. John Hancock assumes the risk that Annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses. John Hancock also provides a minimum death benefit and waives Withdrawal Charges upon the death of the Annuitant.

  In return for the assumption of these mortality and expense risks, John Hancock charges the Account daily 0.001233% (0.45% on an annual basis) of the current value of Account net assets for mortality risks and 0.001918% (0.70% on an annual basis) for expense risks. John Hancock reserves the right to revise the proportionate amounts of the charge as between mortality risks and expense risks, should estimates change. Nevertheless, the aggregate charge will not exceed 1.15% on an annual basis.

CHARGES FOR ADMINISTRATIVE SERVICES

  John Hancock maintains an account for each Owner and Annuitant and makes all disbursements of benefits. John Hancock also furnishes such administrative and clerical services, including the calculation of Accumulation Share values and the values and interests determined thereby, as are required for each subaccount. John Hancock makes disbursements from Account funds to pay obligations chargeable to the Account and maintains the accounts, records, and other documents relating to the business of the Account required by regulatory authorities.

  For these and other administrative services, John Hancock makes a daily charge to the Account of 0.000959% (0.35% on an annual basis) of the current value of its net assets and assesses, during the Accumulation Period, a contract fee of $30 on Contracts having an Accumulated Value of less than $10,000. The contract fee will be deducted at the beginning of each Contract Year after the first and at a full surrender during a Contract Year. John Hancock reserves the right to increase this fee up to a maximum of $50 subject to state regulations. The contract fee will be deducted from each subaccount and the Fixed Account in the same proportion that the Accumulated Value of the Contract in that subaccount or Fixed Account bears to the full Accumulated Value of the Contract. However, the portion of the contract fee allocated to the Fixed Account will not be deducted from the Fixed Account to the extent it would result in an accumulation of purchase payments or other amounts allocated to the Fixed Account at less than the guaranteed minimum rate of 3 percent. In such case, the unallocable portion of the contract fee allocable to the Fixed Account will be deducted proportionately from the subaccounts, if any.

WITHDRAWAL CHARGE

  A Withdrawal Charge, which is a contingent deferred sales charge, may be assessed whenever a Contract is surrendered for cash prior to maturity ("total withdrawal" or "surrender") or whenever an amount less than the total Accumulated Value of the Contract is withdrawn from a Contract prior to maturity ("partial withdrawal"). This charge is used to help defray expenses relating to the sales of the Contracts, including commissions paid to marketing representatives and other distribution costs.

  An Owner may withdraw in any one Contract Year up to 10% of the Accumulated Value of the Contract as of the beginning of the Contract Year without the assessment of any charges. If, in any Contract Year, the Owner withdraws an aggregate amount in excess of 10% of the Accumulated Value of the Contract as of the beginning of the Contract Year, the amount withdrawn in excess of 10% subjects the Contract to a Withdrawal Charge to the extent that the excess is attributable to purchase payments made within seven years of the date of withdrawal or surrender. Amounts withdrawn to satisfy the minimum distribution requirements for qualified plans attributable to any one Contract are not subject to a Withdrawal Charge in any Contract Year. Amounts above the minimum distribution requirements are subject to a Withdrawal Charge as described above.

  Withdrawal Charges are based upon the purchase payments made to date and are assessed as follows:


        Years from date
         of deposit to                                     Withdrawal
      date of withdrawal                                     Charge
      ------------------                                   ----------
      7 or more . . . . . . . . . . . . . . . . . . . .        0%
      5 but less than 7 . . . . . . . . . . . . . . . .        6%
      3 but less than 5 . . . . . . . . . . . . . . . .        7%
      less than 3 . . . . . . . . . . . . . . . . . . .        8%

In no event will the aggregate Withdrawal Charges against a Contract ever exceed 8% of the total purchase payments received.

  Whenever a Withdrawal Charge is imposed, it is deducted from each of the subaccounts and the Fixed Account in the proportion that the Accumulated Value from each bears to the total Accumulated Value. All amounts withdrawn plus all contract fees and Withdrawal Charges are assumed to be deducted first from the earliest purchase payment, and then from the next earliest purchase payment, and so forth until all payments have been exhausted, satisfying the first in--first out ("FIFO") method of accounting. Further withdrawals will be deducted from earnings, to which no Withdrawal Charge will apply. For a discussion of the taxation of partial withdrawals, see "Federal Income Taxes--Partial Withdrawals Before Annuity Starting Date."

  To the extent that any Withdrawal Charge is applicable when a total or partial withdrawal is requested, the Accumulated Value of the Contract will be reduced by the amount of the Withdrawal Charge in addition to the actual dollar amount sent to the recipient. The Withdrawal Charge is calculated based upon the full amount by which the Accumulated Value is reduced, subject to the conditions noted above.

  For example, assume a Contract is issued on January 1, 1995, that the Owner makes purchase payments of $5,000 on January 1, 1995, $1,000 on January 1, 1996, and $1,000 on January 1, 1997. Assume that the Accumulated Value of the Contract on January 1, 1998, is $9,000 and that a partial withdrawal is made by the Owner in the amount of $6,000 (no tax withholding) on June 1, 1998. The Withdrawal Charge in this case, assuming no prior partial withdrawals, would equal $399.89.

  In calculating the Withdrawal Charge under the FIFO method, the January 1, 1995, $5,000 purchase payment is first reduced by the three $30 Contract Fees on January 1, 1996, 1997, and 1998, i.e., to $4,910. Ten percent of the Accumulated Value on January 1, 1998, i.e., $900 is then deducted.

  The remaining balance of the $5,000 January 1, 1995, purchase payment, i.e., $4,010, is then withdrawn in its entirety and is assessed a Withdrawal Charge of $280.70 (.07 x $4,010). All of the $1,000 January 1, 1996, purchase payment is to be withdrawn and is assessed a Withdrawal Charge of $80 (.08 x $1,000). To make up the remainder of the $6,000 paid to the Owner, $489.89 is withdrawn from the January 1, 1997, purchase payment. This is assessed a Withdrawal Charge of $39.19 (.08 x $489.89).

  Therefore, the total amount paid to the Owner is $6,000 and the total Withdrawal Charge is $399.89.

  Withdrawals made prior to the Owner attaining age 59 1/2 may be subject to certain adverse tax consequences. An IRS excise tax of 10% is generally applicable to the taxable portion (earnings) of a premature withdrawal from the Contract. (See "Federal Income Taxes--Penalty for Premature Withdrawals.")

  To the extent that the proceeds from the Withdrawal Charges may be insufficient to cover distribution costs, John Hancock may recover them from its general account assets which may consist of, among other things, proceeds derived from any other charges deducted pursuant to the Contracts.

VARIATIONS IN CHARGES

  In the future, John Hancock may allow a reduction in or the elimination of the Withdrawal Charges, the charges for mortality and expense risks, the administrative services charge, or the annual contract fee assessed on Contracts sold to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such Contracts or the costs associated with administering or maintaining such Contracts.

  The entitlement to such a reduction in or elimination of charges and fees will be determined by John Hancock based upon factors such as the following: (1) the size of the initial purchase payment, (2) the size of the group or class, (3) the total amount of purchase payments expected to be received from the group or class and the manner in which purchase payments are remitted, (4) the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the Contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker/dealers or marketing representatives with respect to Contracts within the same group or class.

  John Hancock will make any reduction in charges or fees according to its own rules in effect at the time an application for a Contract is approved. John Hancock reserves the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

PREMIUM OR SIMILAR TAXES

  Several states and local governments impose a premium or similar tax on annuities. Currently, such taxes range up to 5% of the Accumulated Value applied to an Annuity Option. Ordinarily, any state-imposed premium or similar tax will be deducted from the Accumulated Value of the Contract only at the time of annuitization.

  For Contracts issued in South Dakota and Kentucky, however, John Hancock pays a tax on each premium payment at the time it is made. John Hancock will deduct a charge for these taxes from the Accumulated Value of the Contract at the time of annuitization, death, surrender, or withdrawal. Such a charge is equal to the applicable premium tax percentage stated above times the amount of Accumulated Value that is applied to an Annuity Option, surrendered, withdrawn, or at death. The net economic effect of this procedure is not significantly different than if John Hancock deducted the premium tax from each premium payment when received.

  The charges described above (exclusive of taxes) and the Contracts' annuity purchase rates will apply for the duration of each Contract and, except as noted above, will not be increased by John Hancock. However, these charges do not include all of the expenses which may be incurred for the account of Owners and Annuitants. Additional charges may be made directly to the Account for taxes, if any, based on the income of, capital gains of, assets in, or the existence of, the Account and interest on funds borrowed. In addition, John Hancock reserves the right to deduct premium taxes from premiums when paid. Moreover, the Account purchases and redeems shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fee and of certain operating expenses described briefly under "Summary Information."

                                 THE CONTRACTS

  The descriptions herein are based on certain provisions of the Contracts offered by this Prospectus. Reference should be made to the actual Contracts and to the terms and limitations of any tax qualified plan which is to be funded by such Contracts. Tax qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted thereby.

PURCHASE OF CONTRACTS

  The marketing representative will assist in the completion of the application for the Contract and will be responsible for its transmittal, together with the necessary purchase payment, to John Hancock's Servicing Office. If the application is complete and the Contract applied for is suitable, the Contract will be issued and thereafter delivered by the marketing representative. If the completed application is received in proper order, the initial purchase payment accompanying the completed application is applied within two business days after receipt. If an initial purchase payment is not applied within five business days after receipt, it will be refunded unless John Hancock has received the consent of the applicant to retain the purchase payment until receipt of information necessary to complete the issuance of the Contract.

  The initial purchase payment must be at least $5,000 ($1,000 for individual retirement accounts and qualified plans) and subsequent payments must be at least $50 in amount, except where otherwise permitted by John Hancock. Maximum transfers and payments to any one subaccount in a single Contract Year are $500,000, ($100,000 into the Fixed Account after the initial premium). Increases in purchase payments beyond the foregoing limits may be made only with John Hancock's written consent. While the Annuitant is living and the Contract is in force, purchase payments may be made at any time before maturity, except that no new purchase payments may be made after the Annuitant's 85th birthday. These limits may be waived by John Hancock.

                            THE ACCUMULATION PERIOD

ACCUMULATION SHARES

  Net purchase payments are allocated by John Hancock to any one or more of the subaccounts or the Fixed Account or allocated among the subaccounts and the Fixed Account in the proportion specified in the application for the Contract or as directed by the Owner from time to time. Any change in the election will be effective as to purchase payments made after the receipt by John Hancock at its Servicing Office of notice in form satisfactory to John Hancock.

  Each net purchase payment allocated to a subaccount purchases Accumulation Shares of that subaccount at the value of such shares next determined after the receipt of such net purchase payment at the Servicing Office of John Hancock. See "Variable Account Valuation Procedures." The number of Accumulation Shares of a subaccount purchased with a specific purchase payment will be determined by dividing the net purchase payment by the value of an Accumulation Share in that subaccount when the net purchase payment is applied. The value of the Accumulation Shares so purchased will vary in amount thereafter, depending upon the investment performance of the subaccount and the charges and deductions made against the subaccount.

VALUE OF ACCUMULATION SHARES

  At any date prior to a Contract's maturity date, the total value of the Accumulation Shares in a subaccount which have been credited to a Contract can be computed by multiplying the number of such Accumulation Shares by the appropriate Accumulation Share Value in effect for such date.

TRANSFERS TO AND FROM SUBACCOUNTS

  Not more often than twelve times in each Contract Year, but not on or within 30 days prior to the date of maturity, the Owner may elect to transfer all or any part of the Accumulation Shares or Annuity Units credited to a Contract from one subaccount to another. Any such transfer will result in the redemption and purchase of Accumulation Shares or Annuity Units, whichever is applicable, on the basis of the respective values next determined after receipt of notice satisfactory to John Hancock at its Servicing Office. (For Fixed Account transfers, see "Appendix--Fixed Account and Fixed Account Value.") A transfer pursuant to the dollar-cost averaging feature discussed below counts toward the twelve transfers per year.

  An Owner may request a transfer in writing or, once a written telephone transfer authorization form is completed by the Owner, the Owner may request a transfer by telephoning John Hancock at 800 REAL LIFE (800-732-5543) or sending send a written request via the John Hancock fax machine at 617-886-3048. Any written request should include the Owner's name, daytime telephone number, and Contract number as well as the names of the subaccounts from which and to which money will be transferred. John Hancock reserves the right to modify, suspend, or terminate telephone transfers at any time without notice to the Owners. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transfers will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone transfer instructions which John Hancock reasonably believes to be genuine, unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide safeguards against the execution of unauthorized transfers, and which are reasonably designed to confirm that transfer instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

DOLLAR-COST AVERAGING

  The Owner may elect to have automatically transferred on a monthly, quarterly, semi-annual or annual basis, at no cost, part of the Accumulation Shares from any one of the variable subaccounts into one or more of the other subaccounts. The minimum amount of each transfer is $250. Automatic transfers into the Fixed Account are not permitted. To begin the program, the Accumulated Value of the Contract must be at least $20,000. The program continues until the earlier of 12, 24, or 36 (as chosen by the Owner) months or full liquidation of the variable subaccount from which the transfers are being made. Transfers may be made via telephone or facsimile machine provided a telephone authorization form has been completed by the Owner. John Hancock reserves the right to terminate the dollar-cost averaging program at any time. The dollar-cost averaging feature cannot be elected if the Owner is currently participating in the systematic withdrawal plan, discussed below.

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS

  Prior to its date of maturity, if the Annuitant is living, a Contract may be surrendered for a cash payment representing all or part of the total Accumulated Value of the Contract. The appropriate number of Accumulation Shares will be redeemed at their value next determined after the receipt by John Hancock at its Servicing Office of notice in form satisfactory to John Hancock. Unless directed otherwise by the Owner, that portion of the Accumulated Value of the Contract redeemed in a partial withdrawal will be redeemed in each subaccount and in the Fixed Account in the same proportion as the Accumulated Value of the Contract is then allocated among the subaccounts and the Fixed Account. The redemption value may be more or less than the net purchase payments applied under the Contract to purchase the Accumulation Shares, depending upon the market value of the Fund shares held in the subaccount at the time. The cash payment the Owner will receive will be equal to the Accumulated Value minus any applicable Withdrawal Charge and any unpaid contract fees. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. As described under "Miscellaneous Provisions--Deferment of Payment," however, redemption and payment may be delayed under certain circumstances. See "Federal Income Taxes" for possible adverse tax consequences of certain surrenders and partial withdrawals.

  Any request for a surrender or partial withdrawal should be mailed to the Servicing Office, Post Office Box 111, Boston, MA 02117.

  A partial withdrawal is not permitted in an amount less than $100 or if the total Accumulated Value of a Contract remaining after the withdrawal would be less than $1000. A partial withdrawal is not a loan and, once made, cannot be repaid.

  In the event the Accumulated Value of the Contract becomes zero, the Contract will terminate.

SYSTEMATIC WITHDRAWAL

  The Owner may elect to participate in a systematic withdrawal plan, which enables the Owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. Owners entering into such a plan instruct John Hancock to withdraw a level dollar amount from the Contract on a monthly, quarterly, semi-annual, or annual basis. The amount deducted will result in the cancellation of Accumulation Shares from each applicable subaccount in the ratio that the value of each subaccount bears to the total Accumulated Value. Currently, systematic withdrawal is available to Owners who have a Contract Value of $25,000 or more. The Company reserves the right to modify the eligibility rules or other terms and conditions of this program at any time, without notice. The total systematic withdrawal in a Contract Year is limited to 10% of the Accumulated Value of the Contract as of the beginning of the Contract Year. The minimum withdrawal is $100. Withdrawals are subject to the Withdrawal Charge described above. The systematic withdrawal will terminate upon cancellation by the Owner or in the event that the Accumulated Value of the Contract becomes $5,000 or less. Systematic withdrawal is not available to Contracts participating in the Dollar-Cost Averaging program. There may be tax consequences associated with the systematic withdrawal plan. (See "Federal Income Taxes.")

DEATH BENEFIT BEFORE DATE OF MATURITY

  If the Annuitant dies before the date of maturity or the surrender or termination of a Contract, a death benefit is payable. The death benefit will be the greatest of (a) the Accumulated Value of the Contract next determined following receipt at the Servicing Office of John Hancock of due proof of death, together with any required instructions as to method of settlement, (b) the amount of the purchase payments made under the Contract reduced by all prior partial withdrawals (including Withdrawal Charges), if any, or (c) in states where permitted by law, the highest Accumulated Value of the Contract as of any third interval Contract anniversary preceding the Contract anniversary nearest the Annuitant's 81st birthday, plus the purchase payments made under the Contract, adjusted for partial withdrawals (including any Withdrawal Charges), since such Contract anniversary.

  In making the computation described in clause (c) of the preceding sentence, the Accumulated Value on the third Contract anniversary, and on every third anniversary thereafter (until the Contract anniversary preceding the Contract anniversary that is closest to the Annuitant's 81st birthday) is adjusted for subsequent premium payments and withdrawals and Withdrawal Charges. The highest such adjusted Accumulated Value is then compared to the amounts described in clauses (a) and (b), above. The greatest of these three amounts forms a minimum. This minimum or "floor" is first established on the third Contract anniversary and may increase on future third interval Contract anniversaries as a result of additional premium payments or favorable investment performance, but it will never decrease unless partial withdrawals are made. This "stepped-up" death benefit is provided at no additional cost to the Owner. In the event that the Owner is different from the Annuitant, the distribution rules required by the Code will apply, as discussed below.

  Payment of the death benefit will be made in a single sum to the beneficiary designated by the Owner prior to the Annuitant's death unless an optional method of settlement has been elected by the Owner. If an optional method of settlement has not been elected by the Owner, the beneficiary may elect an optional method of settlement in lieu of a single sum. No deduction is made for sales or other expenses upon such election. Payment will be made in a single sum in any event if the death benefit is less than $5000. (See "Annuity Period--Annuity Options".) If there is no surviving beneficiary, the Owner, or his or her estate is the beneficiary.

  The Code requires certain distribution provisions to be included in any Contract used to fund other than a tax qualified plan (See "Federal Income Taxes"). Failure to include the required distribution provisions results in the Contract not being treated as an annuity for Federal tax purposes. The Code imposes comparable distribution requirements for Contracts used to fund tax qualified plans. These required provisions for tax qualified plans will be reflected by means of separate disclosures and endorsements furnished by John Hancock to Owners.

  The Code distribution requirements are expected to present no practical problems when the Annuitant and Owner are the same person. Nevertheless, all Owners of Contracts not used to fund a tax qualified plan and IRA Contract Owners should be aware that the following distribution requirements are applicable notwithstanding any provision to the contrary in the Contract (or in this prospectus) relating to payment of the death benefit or death of the Annuitant.

  If the Owner dies on or after annuity payments have begun, any remaining benefit must be paid out at least as rapidly as under the method of making annuity payments then in effect. If the Owner dies before annuity payments have begun: (a) if the beneficiary is the surviving spouse of the Owner, the beneficiary may continue the Contract in force as Owner; or (b) if the beneficiary is not the surviving spouse of the Owner, or if the beneficiary is the surviving spouse of the Owner but does not choose to continue the Contract, the entire interest in the Contract on the date of death of the Owner must be:
(i) paid out in full within 5 years of the Owner's death, or (ii) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within 1 year of the Owner's death.

  The Code imposes comparable distribution requirements on tax qualified plans.

  If the Owner is not the Annuitant, "the entire interest in the Contract on the date of death of the Owner" is equal to the Surrender Value if paid out in full within five years of the Owner's death, or is equal to the Accumulated Value if applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of the Owner's death.

  Note that "the entire interest in the Contract on the date of death of the Owner" which is payable if the Owner dies before annuity payments have begun may be an amount less than the death benefit which would have been payable if the Annuitant had died instead. Note also that notice should be furnished promptly to John Hancock upon the death of the Owner.

                               THE ANNUITY PERIOD

  During the annuity period, the total value of any one Contract must be allocated among no more than four "accounts" (i.e., the subaccounts and/or the Fixed Account). Amounts allocated to the Fixed Account will provide annuity payments on a fixed basis; amounts allocated to the subaccounts will provide annuity payments on a variable basis. If more than four accounts are being used on the maturity date, John Hancock will divide the total Accumulated Value of the Contract proportionately among the four accounts with the largest Accumulated Values. Only variable annuity payments are described in this prospectus.

  Annuity payments will commence on the date of maturity of the Contract if the Annuitant is then living and the Contract is then in force. Each Contract will provide at the time of its issuance for a Life Annuity with Ten Years Certain. Under this form of annuity, variable annuity payments are made monthly to the Annuitant for life and, if the Annuitant dies within ten years after the date of maturity of the Contract, the payments remaining in the ten-year period will be made to the contingent payee, subject to the terms of any supplementary agreement issued. (NOTE: The terminology used in a supplementary agreement may differ from that used in a Contract. For example, in a supplementary agreement, the term "payee" may be used to refer to the Annuitant or to some other person named by the Annuitant or the Owner to receive payments under the supplementary agreement in the event of the Annuitant's death, and the term "contingent payee" may be used to refer to the beneficiary.) A different form of annuity may be elected by the Owner, as described in "Annuity Options," prior to the date of maturity of the Contract. Once a given form of annuity takes effect, it may not be changed.

  If the initial monthly annuity payment under a Contract would be less than $50, John Hancock may make a single sum payment equal to the total Surrender Value of the Contract on the date the initial payment would be payable, in place of all other benefits, or, if agreed to by the Owner, make periodic payments at quarterly, semi-annual or annual intervals in place of monthly payments.

  Each Contract specifies a provisional date of maturity at the time of its issuance, which date may be no earlier than six months after the date the first payment is applied to the Contract. The Owner may subsequently elect a different date of maturity, however. Unless otherwise permitted by John Hancock, such subsequently-elected date may be no earlier than six months after the date the first payment is applied to the Contract, nor later than the maximum maturity age specified in the Contract. The election is made by written notice received by John Hancock at its Servicing Office before the provisional date of maturity and at least 31 days prior to the date of maturity. If a date of maturity different from the provisional date of maturity is not elected by the Owner, the provisional date of maturity shall be the date of maturity of the Contract. Particular care should be taken in electing the date of maturity of Contracts issued under tax qualified plans. (See "Federal Income Taxes.")

VARIABLE MONTHLY ANNUITY PAYMENTS

  Variable monthly annuity payments under a Contract are determined by converting each subaccount's Accumulation Shares credited to the Contract (less any applicable premium tax) into the respective Annuity Units of each subaccount on the date of maturity of the Contract or some other date elected for commencement of variable annuity payments. See "Calculation of Annuity Units."

  The amount of each annuity payment after the first payment will depend on the investment performance of the subaccounts being used. If the actual net investment return (after deducting all charges) of a subaccount during the period between the dates for determining two monthly payments based on that subaccount exceeds the "assumed investment rate" (explained below), the latter monthly payment will be larger than the former. On the other hand, if the actual net investment return is less than the assumed investment rate, the latter monthly payment will be smaller than the former.

ASSUMED INVESTMENT RATE

  The assumed investment rate for all Contracts will be 3 1/2% per year except as provided below. The assumed investment rate is significant in determining the amount of the initial variable monthly annuity payment and the amount by which subsequent variable monthly payments are more or less than the initial variable monthly payment.

  Where applicable state law so provides, an Owner may elect a variable annuity option with a different assumed investment rate, not in excess of 6%, if such a rate is made available by John Hancock in the Owner's state. Election of a higher assumed investment rate produces a larger initial annuity payment but also means that eventually the monthly annuity payments would be smaller than if a lower assumed investment rate had been elected.

CALCULATION OF ANNUITY UNITS

  Accumulation Shares are converted into Annuity Units by first multiplying the number of each subaccount's Accumulation Shares credited to the Contract on the date of conversion by the appropriate Accumulation Share Value as of ten calendar days prior to the date the initial variable monthly annuity payment is due. For each subaccount the resulting value (less any applicable premium tax) is then multiplied by the applicable annuity purchase rate, which reflects the age and possibly sex of the Annuitant and the assumed investment rate, specified in the Contract. This computation determines the amount of each subaccount's initial monthly variable annuity payment to the Annuitant. The number of each subaccount's Annuity Units to be credited to the Contract is then determined by dividing the amount of each subaccount's initial variable monthly annuity payment by each subaccount's Annuity Unit Value as of ten calendar days prior to the date the initial payment is due.

ANNUITY OPTIONS

  The Owner may elect an Annuity Option during the lifetime of the Annuitant by written notice received by John Hancock at its Servicing Office prior to the date of maturity of the Contract. If no option is selected, Option A with Ten Years Certain will be used. A beneficiary entitled to payment of a death benefit in a single sum may, if no election has been made by the Owner prior to the Annuitant's death, elect an Annuity Option by written notice received by John Hancock at its Servicing Office prior to the date the proceeds become payable. The Owner may also elect that the Surrender Value be applied to an Annuity Option at the time of a full surrender of a Contract that has been outstanding for at least 6 months. No option may be elected if the Accumulated Value of the Contract to be applied is less than $5000. Among the options available are the following two basic Annuity Options.

OPTION A: LIFE ANNUITY WITH FIVE, TEN OR TWENTY YEARS CERTAIN

  Variable monthly payments will be made for a designated period of 5, 10 or 20 years and thereafter as long as the payee lives, with the guarantee that if the payee dies prior to the end of the 5, 10 or 20 year period, whichever is applicable, payments will continue for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplementary agreement issued.

OPTION B: LIFE ANNUITY WITHOUT REFUND

  Variable monthly payments will be made to the payee as long as he lives. No minimum number of payments is guaranteed.

OTHER CONDITIONS

  John Hancock reserves the right at its sole discretion to make available to Owners and other payees optional methods of payment in addition to the Annuity Options described in this Prospectus and the applicable Contract.

  Federal income tax requirements currently applicable to H.R. 10 and individual retirement annuity plans provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  If the Owner dies on or after annuity payments have begun, any remaining benefit must be paid out at least as rapidly as under the method of making annuity payments then in effect. The Code imposes a comparable distribution requirement for Contracts used to fund tax qualified plans.

                     VARIABLE ACCOUNT VALUATION PROCEDURES

VALUATION DATE--A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. On any date other than a Valuation Date, the Accumulation Share Value or Annuity Unit Value will be the same as that on the next following Valuation Date.

VALUATION PERIOD--A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

ACCUMULATION SHARE VALUE--The Accumulation Share Value is calculated separately for each subaccount. The value of one Accumulation Share on any Valuation Date is determined for each subaccount by multiplying the immediately preceding Accumulation Share Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

ANNUITY UNIT VALUE--The Annuity Unit Value is calculated separately for each subaccount. The value of one Annuity Unit on any Valuation Date is determined for each subaccount by first multiplying the immediately preceding Annuity Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such date and then multiplying this product by an adjustment factor which will neutralize the assumed investment rate used in determining the amounts of annuity payable. The adjustment factor for a Valuation Period of one day for Contracts with an assumed investment rate of3 1/2% per year is .99990575. The assumed investment rate is neutralized by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the subaccount exceeds3 1/2% per year and will decrease only if it is less than3 1/2% per year.

NET INVESTMENT FACTOR--The Net Investment Factor for each subaccount for any Valuation Period is equal to 1 plus the applicable net investment rate for such Valuation Period. A Net Investment Factor may be more or less than 1. The net investment rate for each subaccount for any Valuation Period is equal to (a) the accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such Valuation Period less (b) the sum of a deduction for any applicable income taxes and, for each calendar day in the Valuation Period, a deduction of 0.004110% of the value of each subaccount at the beginning of the Valuation Period, the result then being divided by (c) the value of the total net assets of each subaccount at the beginning of the Valuation Period.

ADJUSTMENT OF UNITS AND VALUES--John Hancock reserves the right to change the number and value of the Accumulation Shares or Annuity Units or both credited to any Contract, without the consent of the Owner or any other person, provided strict equity is preserved and the change does not otherwise affect the benefits, provisions or investment return of the Contract.

                            MISCELLANEOUS PROVISIONS

RESTRICTION ON ASSIGNMENT

  In order to qualify for favorable tax treatment, certain Contracts may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person, unless the Owner is the trustee of a trust described in Section 401(a) of the Code. Because an assignment, pledge or other transfer may be a taxable event an Owner should consult a competent tax adviser before taking any such action.

DEFERMENT OF PAYMENT

  Payment of the value of any Accumulation Shares in a single sum upon a surrender or partial withdrawal will ordinarily be made within seven days after receipt of the written request therefor by John Hancock at its Servicing Office. However, redemption may be suspended and payment may be postponed at times (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal of securities in a subaccount is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of a subaccount or (d) when a governmental body having jurisdiction over the Account by order permits such suspension. Rules and regulations of the Securities and Exchange Commission, if any are applicable, will govern as to whether conditions described in (b) or (c) exist.

RESERVATION OF RIGHTS

  John Hancock reserves the right to add or delete subaccounts, to change the underlying investments of any subaccount, to operate the Account in any form permitted by law and to terminate the Account's registration under the 1940 Act if such registration should no longer be legally required. Certain changes may, under applicable laws and regulations, require notice to or approval of Owners. Otherwise, changes do not require such notice or approval.

OWNER AND BENEFICIARY

  The Owner has the sole and absolute power to exercise all rights and privileges under the Contract, except as otherwise provided by the Contract or by written notice of the Owner. The Owner and the beneficiary are designated in the application and may be changed by the Owner, effective upon receipt of written notice at the Servicing Office, subject to the rights of any assignee of record, any action taken prior to receipt of the notice and certain other conditions. While the Annuitant is alive, the Owner may be changed by written notice. The beneficiary may be changed by written notice no later than receipt of due proof of the death of the Annuitant. The change will take effect whether or not the Owner or the Annuitant is then alive.

                              FEDERAL INCOME TAXES

THE ACCOUNT AND JOHN HANCOCK

  John Hancock is taxed as a life insurance company under the Code. The Account is part of John Hancock's total operations and is not taxed separately as a "regulated investment company" or otherwise.

  The Contracts permit John Hancock to charge against the Account any taxes, or provisions for taxes, attributable to the operation or existence of the Contracts or the Account. No specific charge is currently made against the Account for any such taxes. John Hancock pays such taxes out of its general account assets which may consists of, among other things, proceeds derived from mortality and expense risk charges deducted from the Account. Currently, John Hancock does not anticipate making a charge for income and other taxes because of the level of such taxes. If the level of current tax is increased, or is expected to increase in the future, John Hancock reserves the right to make such a separate charge in the future.

  John Hancock assumes no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.

CONTRACTS PURCHASED OTHER THAN TO FUND A TAX QUALIFIED PLAN

 The Owner or Other Payee

  The Contracts are considered annuity contracts under Section 72 of the Code. Currently no Federal income tax is payable on increases in Contract Value until payments are made to the Owner or other payee under such Contract. However, a Contract owned other than by a natural person is not generally an annuity for tax purposes and any increase in value thereunder is taxable as ordinary income as accrued.

  When payments under a Contract are made in the form of an annuity, the amount of each payment is taxed to the Owner or other payee as ordinary income to the extent that such payment exceeds an allocable portion of the Owner's "investment in the contract" (as defined in the Code). In general, an Owner's "investment in the contract" is the aggregate amount of purchase payments made by him, reduced by any amounts previously distributed from the Contract that were not subject to tax. The portion of each variable annuity payment to be excluded from income is determined by dividing the "investment in the contract," adjusted by any refund feature, by the number of periodic payments anticipated during the time that periodic payments are to be made. In the case of a fixed annuity payment, the amount to be excluded in each year is determined by dividing the "investment in the contract," adjusted by any refund feature, by the amount of "expected return" during the time that periodic payments are to be made, and then multiplying by the amount of the payment."

  When a payment under a Contract is made in a single sum, the amount of the payment is taxed as ordinary income to the Owner or other payee to the extent it exceeds the Owner's "investment in the contract."

 Partial Withdrawals Before Annuity Starting Date

  When a payment under a Contract, including a payment under a systematic withdrawal plan, is less than the amount that would be paid upon the Contract's complete surrender and such payment is made prior to the commencement of annuity payments under the Contract, part or all of the payment (the partial withdrawal) may be taxed to the Owner or other payee as ordinary income.

  On the date of the partial withdrawal, if the cash value of the Contract is greater than the investment in the Contract, any part of such excess value so withdrawn is subject to tax as ordinary income.

  If an individual assigns or pledges any part of the value of a Contract, the value so pledged or assigned is taxed as ordinary income to the same extent as a partial withdrawal.

 Penalty for Premature Withdrawals

  In addition to being included in ordinary income, the taxable portion of any withdrawal may be subject to a 10-percent penalty tax. The penalty tax does not apply to payments made to the Owner or other payee after the Owner attains age 59 1/2, or on account of the Owner's death or disability. If the withdrawal is made in substantially equal periodic payments over the life of the Annuitant or other payee or over the joint lives of the Annuitant and the Annuitant's beneficiary the penalty will also not apply.

DIVERSIFICATION REQUIREMENTS

  Each of the Portfolios of the Fund intends to qualify as a regulated investment company under Subchapter M of the Code and will have to meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. The Treasury Department and the Internal Revenue Service may, at some future time, issue a ruling or a regulation presenting situations in which it will deem "investor control" to be present over the assets of the underlying Portfolios, causing the Owner to be taxed currently on income credited to the Contracts. In such a case, John Hancock reserves the right to amend the Contract or the choice of underlying Portfolios to avoid current taxation to the Owners.

CONTRACTS PURCHASED TO FUND A TAX QUALIFIED PLAN

 Withholding on Eligible Rollover Distributions

  Recent legislation requires 20% withholding on certain distributions from tax qualified plans. An Owner wishing to rollover his entire distribution should have it paid directly to the successor plan. Otherwise, the Owner's distribution will be reduced by the 20% mandatory income tax. Consult a qualified tax adviser before taking such a distribution.

 Contracts Purchased under Individual Retirement Annuity Plans (IRA)

  In general, the maximum amount of purchase payments deductible each year with respect to an individual retirement annuity contract (as defined in Section 408 of the Code) issued on the life of an eligible purchaser is the lesser of $2,000 or 100% of compensation includible in gross income. A person may also purchase a contract for the benefit of his or her spouse (including, for example, a homemaker who does not work outside the home). Where an individual elects to deduct amounts contributed on his or her own behalf and on behalf of a spouse, the maximum amount of purchase payments deductible is $2,000 for each spouse if their combined compensation is at least equal to the contributed amount. However, not more than $2,000 can be allocated to either person's account. If an individual and his or her spouse is an active participant in an employer-sponsored retirement plan, the individual is permitted to make a deductible purchase payment only if the adjusted gross incomes of the individual and his or her spouse are below certain amounts.

  No deduction is allowed for purchase payments made in or after the taxable year in which the Owner has attained the age of 70 1/2 years nor is a deduction allowed for a "rollover contribution" as defined in the Code.

  When payments under a Contract are made in the form of an annuity, or in a single sum such as on surrender of the Contract or by partial withdrawal, the payment is taxed as ordinary income.

  IRS required minimum distributions must begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The Owner may incur adverse tax consequences if a distribution on surrender of the Contract or by partial withdrawal is made prior to his attaining age 59 1/2, except in the event of his death or total disability or certain other circumstances.

 Contracts Purchased under Non-Deductible IRAs (Roth IRAs)

  In general, for years after 1997, an individual may make purchase payments of up to $2,000 each year for a new type of non-deductible IRA, known as a Roth IRA. This $2,000 maximum on purchase payments applies to all of an individual's annual IRA contributions (deductible and non-deductible), except for rollover contributions. The maximum amount that can be made to a Roth IRA is phased out for adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing jointly, and between $0 and $15,000 in the case of married taxpayers filing separately.

  "Qualified distributions" for Roth IRAs are not includible in gross income or subject to the penalty tax on early withdrawals. As defined in Section 408A of the Code, a qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made after the individual reaches age 59 1/2, on the individual's death or disability, or to a qualified first-time home purchaser, subject to a $10,000 lifetime maximum, for the individual, a spouse, a child, a grandchild, or an ancestor. Non-qualified distributions are treated as being made from contributions first. When all distributions exceed the amount of contributions, the excess is includible in gross income. The age 70 1/2 pre-death distribution rules do not apply to Roth IRAs.

  An individual may make a rollover contribution from a non-Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income on a previously deductible IRA contribution. For rollovers in 1998, the individual may pay that tax ratably in 1998 and over the succeeding three years. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

 Contracts Purchased under SIMPLE Retirement Accounts (SIMPLE IRAs)

  In general, premium payments may be made to a SIMPLE IRA retirement plan established by a small business employee who employs 100 or fewer employees on any day during the preceding calendar year. An eligible employee may specify the percentage of compensation the employee elects to contribute not to exceed $6,000 a year. The employer must elect to make a matching contribution of up to 3% of the employee's compensation or a non-elective contribution equal to 2% of the employee's compensation.

 Contracts Purchased under Section 403(b) Plans (TSA)

  Purchase payments made by an employer which is a public school system or a tax-exempt organization described in Section 501(c)(3) of the Code under annuity purchase arrangements described in Section 403(b) of the Code are not taxable currently to the Owner, to the extent that the aggregate of such amounts does not exceed the Owner's "exclusion allowance" (as defined in the Code). In general, an Owner's "exclusion allowance" is determined by multiplying 20% of his "includible compensation" (as defined in the Code) by the number of years of his service with the employer and then subtracting from that product the aggregate amount of purchase payments previously excluded from income and certain other employer payments to retirement plans in which the Owner is a participant. Additional limitations applicable to purchase payments are described in Section 415 of the Code. Deferrals under all plans made at the election of the Owner generally are limited to an aggregate of $9500 annually.

  When payments under a Contract are made in the form of an annuity, such payments are taxed to the Owner or other payee under the same rules that apply to such payments under corporate plans (discussed below) except that five-year averaging and capital gain phase-out are not available.

  When payment under a Contract is made in a single sum, such as on surrender of the contract or by partial withdrawal, the taxable portion of the payment is taxed as ordinary income and the penalty for premature withdrawals may be applicable.

  Ordinarily an Owner in a Section 403(b) plan does not have any "investment in the contract" and, thus, any distribution is fully taxed as ordinary income.

  Distributions are prohibited before the Owner is age 59 1/2, except on the Owner's separation from service, death, or disability and except with respect to distributions attributable to assets held as of December 31, 1988. This prohibition does not (1) preclude transfers and exchanges to other products that qualify under Section 403(b) or (2) restrict withdrawals of certain amounts attributable to pre-January 1, 1989, premium payments.

 Contract Loans (Section 403(b) Qualified Contracts Only)

  During the Accumulation Period, an Owner may request a loan from the Accumulated Value of the Contract. If the loan meets the amount and repayment requirements described below, it will not be reported to the Internal Revenue Service as a taxable distribution. Forms provided by John Hancock must be used to apply for a Contract loan. An Owner can obtain these forms by calling 800-REAL LIFE (800-732-5543) or writing to the Servicing Office, P.O. Box 111, Boston, MA 02117. At the time the loan is issued, John Hancock will provide the Owner with a detailed loan agreement containing provisions to which the loan will be subject.

  Any loan will be secured by a security interest in the Contract. The loan amount must be at least $2,500 and may not, at the date of the loan (defined below), exceed the lesser of: (a) 50% of the Accumulated Value of the Contract;
(b) $50,000; or (c) the sum of 100% of the Accumulated Value of the Subaccounts and 20% of the Fixed Account Value. That portion of the loan amount up to 20% of the Accumulated Value of the Contract on the date of the loan will be deducted from each Subaccount and the Fixed Account in the same proportion as the Accumulated Value of the Contract is allocated among the Subaccounts and the Fixed Account on the date of the loan. Any loan amount in excess of 20% of the Accumulated Value of the Contract will be deducted from each Subaccount in the same proportion as the Accumulated Value of such Subaccount bears to the total Accumulated Value of all the Subaccounts on the date of the loan.

  The total loan amount will be transferred to the Loan Collateral Account on the date of the loan. The Loan Collateral Account is held in John Hancock's general investment account and will accrue interest at an effective rate that is 1% less than the Loan Interest Rate described below. The interest accrued on the Loan Collateral Account will be transferred back to the Subaccounts and the Fixed Account on each Contract anniversary and will be allocated to each Subaccount and the Fixed Account in the same proportion as the Accumulated Value of the Contract is then allocated among the Subaccounts and the Fixed Account.

  The date of the loan will be the Valuation Date on which John Hancock receives at its Home Office all necessary documentation assigning the Contract as the security for the loan. If such receipt occurs on a date other than a Valuation Date, the date of the loan will be the Valuation Date next following the date on which such receipt occurs.

  The Loan Interest Rate for this Contract will be determined annually by John Hancock. Such determination will be made in the calendar month immediately preceding the calendar month in which the Contract anniversary occurs. The Loan Interest Rate will apply to any loan made during the Contract year following the date of determination. Except as otherwise required by applicable state law, the rate set will not exceed the greater of (a) Moody's Corporate Bond Yield Average--Monthly Average Corporates, (as published by Moody's Investors Service) or any successor thereto, for the calendar month which is two months before the month in which the date of determination occurs or (b) 5%. If Moody's Corporate Bond Yield Average--Monthly Average Corporates is no longer published, John Hancock reserves the right to select a substitute that it deems appropriate, subject to applicable law, regulation, or other state requirement. When a new rate is determined: (a) John Hancock may increase the previous rate if the increase would be at least 1/2%; and (b) John Hancock must reduce the previous rate if the decrease would be at least 1/2%. John Hancock will notify the Owner of the applicable Loan Interest Rate at the time a loan is made. The Loan Interest Rate for any given loan will be fixed for the entire loan period. Accrued interest on a loan will be added to the loan daily and will bear interest from that date at the Loan Interest Rate.

  Repayment of principal and interest will be amortized in level installments payable no less frequently than quarterly over a period of no more than five years, except as provided by law. The repayment due dates and installment amounts will be provided in a repayment schedule sent to the Owner prior to the first installment due date. The principal portion of each loan repayment will be transferred back to the Subaccounts and the Fixed Account at the time of each loan repayment, and will be allocated to each Subaccount and the

Fixed Account in the same proportion as the Accumulated Value of the Contract is then allocated among the Subaccounts and the Fixed Account.

  Prepayment of the entire loan will be permitted. In addition, loan repayments in excess of regularly scheduled repayments that do not repay the entire Loan Balance (outstanding loan amount plus loan interest accrued to date) will be applied to reduce the length of the loan. Such excess loan repayments do not replace the regularly scheduled loan payments.

  If any scheduled loan repayment is not made within 90 calendar days after the repayment due date, the Loan Balance or such other amount as required by applicable law shall then be considered in default. To the extent that the Accumulated Value contains (i) salary reduction contributions made on or before December 31, 1988 and (ii) earnings credited on such contributions on or before such date (together referred to as "pre-1988 contributions") at the time of default, a foreclosure shall be made on such "pre-1988 contributions" with regard to the default. That is, an amount equal to the amount in default with respect to such "pre-1988 contributions" (including withdrawal charges and any accrued and unpaid interest to the date of the default) will be withdrawn from the Accumulated Value of the Contract to repay the amount in default. To the extent that the amount in default exceeds the amount of "pre-1988 contributions," no actual foreclosure on the loan security shall be made until the earliest of the Owner attaining age 59 1/2, separating from service, dying or becoming disabled (as defined in IRC section 72(m)(7)) and prior to the occurrence of such an event, the excess shall be considered a deemed distribution reportable to the Owner.

  If the Contract is surrendered while there is an outstanding Loan Balance or if the Annuitant dies while there is an outstanding Loan Balance, an amount, positive or negative, will be determined by subtracting the outstanding Loan Balance from the Loan Collateral Account on the date of surrender or death. If such amount is positive, it will be added to the Surrender Value or to the Death Benefit, as applicable. If such amount is negative, it will be subtracted from the Surrender Value or the Death Benefit, as applicable. If at any time the Loan Balance exceeds the sum of the Surrender Value and the Loan Collateral Account, the loan will be subject to the excessive loan balance provisions set forth in the loan agreement.

  Contract loans are subject to conditions and requirements under the Internal Revenue Code and, where applicable, ERISA, as well as the terms of any retirement plan in connection with which the Contract has been acquired. For example, if loan payments are not made when due, or if John Hancock otherwise finds it necessary to exercise its rights to use all or part of the value under a Contract to repay a Contract loan, serious adverse tax consequences may result. The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, John Hancock cautions that employers and Owners should take particular care to consult with qualified advisers before taking action with respect to Contract loans.

 Contracts Purchased under Corporate Plans

  In general, purchase payments made by a corporation under a qualified pension or profit-sharing plan described in Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code are deductible by the corporation and are not taxable currently to the employees.

  When payments under a Contract are made in the form of an annuity, the amount of each payment is taxed to the Annuitant or other payee as ordinary income except in those cases where the Annuitant has an "investment in the contract" (as defined in the Code). In general, an Annuitant's "investment in the contract" is the aggregate amount of purchase payments made by him. If an Annuitant has an "investment in the contract," a portion of each annuity payment is excluded from income until the investment in the contract is recovered. The amount to be excluded in each year, in the case of a variable annuity payment, is determined by dividing the "investment in the contract," adjusted by any refund feature, by the number of periodic payments anticipated during the time that periodic payments are to be made. The calculation for fixed annuity payments is somewhat different.

  When payment under a Contract is made in a single sum or a total distribution is made within one taxable year of the Annuitant or other payee, the amount of the payment is taxed to the Annuitant or other payee to the extent it exceeds the Annuitant's "investment in the contract." If such payment is made after the Annuitant has attained age 59 1/2, or on account of his death, retirement or other termination of employment or on account of his death after termination of employment, five year averaging and a phase-out of capital gains treatment for pre-1974 contributions may be available with respect to one distribution. Other rules may be available to taxpayers who have attained age 50 prior to January 1, 1986.

  IRS required minimum distributions must begin no later than April 1 of the year following the year in which the Annuitant attains age 70 1/2 even if the Annuitant has not retired.

 Contracts Purchased under H.R. 10 Plans (Self-Employed)

  Self-employed persons, including partnerships, may establish tax qualified pension and profit-sharing plans and annuity plans for themselves and for their employees. Generally, the maximum amount of purchase payments deductible each year with respect to variable annuity contracts issued on the life of self-employed persons is $30,000 or 25% of "earned income" (as defined in the Code), whichever is less. Self-employed persons must also make purchase payments for their employees (who have met certain eligibility requirements) at least at the same rate as they do for themselves. In general, such purchase payments are deductible in full and are not taxable currently to such employees.

  Tax qualified plans may permit self-employed persons and their employees to make additional purchase payments themselves (which are not deductible) of up to 10% of earned income or compensation.

  When payments under a Contract are made in the form of an annuity, such payments are taxed to the Annuitant or other payee under the same rules that apply to such payments under corporate plans (discussed earlier).

  The tax treatment of single sum payments is also the same as under corporate plans except that five year averaging may be unavailable to a self-employed Annuitant on termination of service for reasons other than disability.

  The same rules that apply to commencement of annuity payments under corporate plans apply to H.R. 10 plans.

 Contracts Purchased By Top-Heavy Plans

  Certain corporate and H.R. 10 plans may be characterized under Section 416 of the Code as "top-heavy plans" if a significant portion of the plan assets is held for the benefit of the "key employees" (as defined in the Code). Care must be taken to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

 Contracts Purchased Under Government Deferred Compensation Plans (Section 457)

  Participants in certain deferred compensation plans maintained by a state, a political subdivision of a state, or their agencies or instrumentalities or by tax-exempt organizations are permitted to exclude a portion of their compensation from gross income. Amounts so deferred (including any income thereon) shall be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the Annuitant or other payee.

  In general, the maximum amount of compensation which may be deferred under such tax-favored plans is the lesser of $7500 or 33 1/3% of the participant's "includible compensation" (as defined in the Code). The deferred compensation plan itself must satisfy several conditions, among which are that the plan must not permit distributions prior to the participant's separation from service (except in the case of an unforeseen emergency), and that all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

  When payment under a Contract is made in the form of an annuity, or in a single sum such as on surrender of the Contract or by partial withdrawal, the payment is taxed as ordinary income.

 Withholding of Taxes

  John Hancock is obligated to withhold taxes from certain payments unless the recipient elects otherwise. The withholding rate varies depending upon the nature and the amount of the distribution. John Hancock will notify the Owner or other payee in advance of the first payment of his or her right to elect out of withholding and furnish a form on which the election may be made. Any election must be received by John Hancock in advance of the payment in order to avoid withholding.

 See Your Own Tax Adviser

  The above description of Federal income tax consequences of owning a Contract and of the different kinds of tax qualified plans which may be funded by the Contracts is only a brief summary and is not intended as tax advice. Nor does it include a discussion of Federal estate and gift tax or state tax consequences. Tax laws and regulations are subject to change and such changes may be retroactive. The rules governing the provisions of tax qualified plans are extremely complex and often difficult to understand. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. For example, premature withdrawals are generally subject to a 10-percent penalty tax. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information a prospective purchaser should consult a qualified tax adviser.

                                  PERFORMANCE

  The Account may, from time to time, advertise certain performance information with respect to its subaccounts. THE PERFORMANCE INFORMATION IS BASED ON HISTORICAL INVESTMENT EXPERIENCE OF THE SUBACCOUNTS AND DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

  The subaccounts may include total return in advertisements. When a subaccount advertises its total return, it will usually be calculated for one year, five years, and ten years or for the life of the applicable portfolio. Total return is the percentage change between the value of a hypothetical investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the deduction of any Withdrawal Charge which would be payable if the Contract Owner surrendered the Contract at the end of the period indicated. Total return at the Account level reflects all Contract charges (other than premium tax charges)--Withdrawal Charge, mortality and expense risk charges, administrative service charge, and the annual contract fee (as reflected under "Synopsis of Expense Information")--and is therefore lower than total return at the Fund level where no comparable charges have been deducted. Because the Contracts were first offered in 1995, a total return figure does not necessarily correspond to the total return actually earned by any Contract Owner.

  The Money Market Subaccount may advertise "current yield" and "effective yield." Current yield refers to the income earned by the subaccount over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in the subaccount and thus compounded in the course of a 52-week period. The effective yield will be slightly higher than the current yield because of this compounding effect of the assumed reinvestment.

  The other subaccounts may also advertise current yield. For these subaccounts, the current yield will be calculated by dividing the annualization of the income earned by the subaccount during a recent thirty-day period by the maximum offering price per unit at the end of such period. In all cases, current yield and effective yield reflect the recurring charges on the Account level including the annual contract fee but do not reflect any premium tax charge or any Withdrawal Charge.

  Performance information for the subaccounts may be compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service which monitors and ranks the performance of investment companies, or tracked by other rating services, companies, publications, or persons who independently monitor and rank investment company performance. Performance figures are calculated in accordance with standardized methods established by each reporting service.

                                STATE REGULATION

  John Hancock is subject to the provisions of the Massachusetts insurance laws applicable to mutual life insurance companies and to regulation and supervision by the Massachusetts Commissioner of Insurance. John Hancock is also subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

                                    REPORTS

  Reports will be furnished at least annually to an Owner showing the number and value of Accumulation Shares credited to the variable annuity contract and containing the financial statements of the Fund.

                               VOTING PRIVILEGES

THE ACCOUNT

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding Portfolios of the Fund. John Hancock will vote the shares of each of the Portfolios of the Fund which are deemed attributable to qualifying variable annuity contracts or variable life insurance policies at meetings of the Fund's shareholders in accordance with instructions received from owners of such contracts or policies. Shares of the Fund held in the Account which are not attributable to such contracts or policies (or other variable annuity contracts issued by John Hancock) and those for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportion as the votes based upon the instructions received from the owners of all such contracts and policies funded through the Account's corresponding variable subaccounts.

  The number of Fund shares held in each subaccount deemed attributable to each owner is determined by dividing a Contract's Accumulation Share Value (or for a Contract under which annuity payments have commenced, the equivalent) in the subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meeting.

  Owners of Contracts may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of the Fund's investment management agreement and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

JOHN HANCOCK

  An Owner (or the Annuitant if a different person) will have the right to vote at annual meetings of all John Hancock policyholders for the election of members of the Board of Directors of John Hancock and on other corporate matters, if any, where a policyholders' vote is taken. The Owner (or the Annuitant if a different person) may cast only one vote as the holder of a variable annuity contract, irrespective of the value of the contract or the number of variable annuity contracts held.

                CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of Owners if so required, to transfer assets determined by John Hancock to be associated with the class of contracts to which the Contracts belong from the Account to another separate account or subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions.

                                 LEGAL MATTERS

  The legal validity of the Contracts has been passed upon by Ronald J. Bocage, Vice President and Counsel of John Hancock.

                         DISTRIBUTION OF THE CONTRACTS

  John Hancock Distributors, Inc. ("Distributors"), a wholly-owned subsidiary of John Hancock, located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer with the Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Distributors acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement it has entered into with John Hancock and John Hancock Variable Life Insurance Company. The Contracts may be purchased through either Distributors' registered representatives licensed to sell John Hancock life insurance policies and annuity contracts or other registered broker-dealers whose representatives are authorized by applicable law to sell variable annuity contracts. The compensation paid to such broker-dealers is not expected to exceed 3% of purchase payments.

  Distributors' registered representatives are compensated for sales of the Contracts on a commission and service fee basis by Distributors, and John Hancock reimburses Distributors for such compensation and for other direct and indirect expenses actually incurred in connection with the marketing and sale of the Contracts. In addition, John Hancock performs certain insurance underwriting and determines whether to accept or reject the application for a Contract.

                           IMPACT OF YEAR 2000 ISSUE

  The advent of the Year 2000 presents a technological challenge to John Hancock. Responding to this challenge, John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter. The plan also involves coordination and testing with business partners to ensure that external factors do not adversly impact John Hancock's systems. John Hancock presently believes that with modifications to existing systems. and conversions to new technologies, the year 2000 issue will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made or are not completely on time, the year 2000 issue could have an adverse impact on the operations of John Hancock.


  John Hancock expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient, or that actual results may not differ materially from those anticipated.

                             REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Securities and Exchange Commission. More details may be obtained from the Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of the Account and of John Hancock included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, whose reports thereon appear in the Statement of Additional Information and have been so included in reliance on their reports given on their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

  Financial statements of the Account and John Hancock may be found in the Statement of Additional Information. The financial statements of John Hancock should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Contracts.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                            Cross Reference to
                                                     Page   Page in Prospectus
                                                     ----  ------------------
Business History . . . . . . . . . . . . . . . . .    1           13-14
Distribution Agreement and Other Services. . . . .    1         16, 35-36
  Distribution Agreement . . . . . . . . . . . . .    1           35-36
  Investment Advisory Agreement. . . . . . . . . .    1             16
  Custodian Agreement. . . . . . . . . . . . . . .    2             --
  Independent Auditors . . . . . . . . . . . . . .    2             36
Calculation of Performance Data. . . . . . . . . .    3           33-34
Calculation of Annuity Payments. . . . . . . . . .    4           25-26
Financial Statements . . . . . . . . . . . . . . .    6             36

  Because of exemptive and exclusionary provisions, interests in John Hancock's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and John Hancock has been advised that the staff of the Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

              APPENDIX--THE FIXED ACCOUNT AND FIXED ACCOUNT VALUE

INVESTMENTS IN THE FIXED ACCOUNT

  Net purchase payments will be allocated to the Fixed Account in accordance with the selection made by the Owner in the application. The Owner may change such selection by notice satisfactory to John Hancock at its Servicing Office. Any selection must specify what percentage of the purchase payment is to be allocated to the Fixed Account. The percentage must be a whole number.

  The Value in the Fixed Account, at any time prior to annuitization, is equal to:

     (a) net purchase payments allocated to the Fixed Account; plus

     (b) Variable Account Value (amounts held in the subaccounts of the Variable Account) transferred to the Fixed Account; plus

     (c) interest credited on amounts held in the Fixed Account; less

     (d) any prior partial withdrawals from the Fixed Account; less

     (e) amounts transferred out of the Fixed Account to the Variable Account; less

     (f) any applicable charges deducted from the Fixed Account.

INTEREST TO BE CREDITED

  Prior to annuitization, John Hancock will credit interest (calculated on a compound basis) to purchase payments allocated to the Fixed Account at rates declared by John Hancock, subject to a minimum rate of 3%. For purposes of this section, Variable Account Value transferred to the Fixed Account shall be treated as a purchase payment.

  Under current practice, the interest rate credited to amounts held in the Fixed Account will be based on the size of the initial payment to the Contract. If the initial payment was $10,000 or more, a higher interest rate will be credited. The rate of interest credited on each amount may vary based upon when that amount was first allocated to the Fixed Account.

TRANSFER AND REDUCTIONS OF FIXED ACCOUNT VALUE

  The Owner may transfer Fixed Account Value to one or more subaccounts of the Variable Account or may transfer Variable Account Value into the Fixed Account. The maximum amount that may be deposited or transferred to the Fixed Account in a Contract Year is $100,000, exclusive of any initial deposit made to the Fixed Account at the time the Contract is issued; such initial deposit may be as large as $500,000. After the tenth Contract Year, no deposits or transfers may be made into the Fixed Account. John Hancock may waive these limits.

  Sums on deposit in the subaccounts may be transferred into the Fixed Account up to twelve times within a Contract Year during the accumulation period, but not within six months of a transfer out of the Fixed Account. Transfers out of the Fixed Account may be made only once in a Contract Year and only on or within

30 days after a Contract anniversary. No more than the greater of 20% of the Fixed Account Value or $500 may be transferred out of the Fixed Account per Contract Year. After annuitization, the amount of any fixed annuity allocation may not be changed.

  Transfers will be made after receipt of notice satisfactory to John Hancock at its Servicing Office. Transfer requests received by John Hancock before 4:00 p.m. Eastern Time on a business day will be valued as of the close of that day. Any requests received after 4:00 p.m. or on a non-business day will be valued as of the close of the next business day.

  An Owner may request a transfer in writing or, once a written telephone transfer authorization form is completed by the Owner, the Owner may request a transfer by telephoning John Hancock at 800 REAL LIFE (800-732-5543) or sending a written request to John Hancock via the John Hancock fax machine at 617-886-3048. Any written request should include the Owner's name, daytime telephone number, and contract number as well as the names of the subaccounts or Fixed Account from which and to which money will be transferred. John Hancock reserves the right to modify, suspend, or terminate telephone transfers at any time without notice to the Owners. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transfers will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone transfer instructions which John Hancock reasonably believes to be genuine, unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide adequate safeguards against the execution of unauthorized transfers, and which are reasonably designed to confirm that transfer instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

FIXED ANNUITY PAYMENT VALUES

  The dollar amount of each fixed annuity payment will be determined by dividing the amount applied under the fixed annuity option (net of any applicable premium taxes) by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Contract; or (b) the factor currently offered by John Hancock at the time of annuitization. This current factor may be based on the sex of the payee unless prohibited by law.

   APPENDIX--VARIABLE ANNUITY INFORMATION FOR INDIVIDUAL RETIREMENT ANNUITIES

  To help you understand your purchase of this Contract as an Individual Retirement Annuity (IRA), we are providing the following summary.

  I. Accumulation Shares--Each net purchase payment you make into your Contract is allocated to the subaccounts you select, and Accumulation Shares are purchased. This is the unit of measurement used to determine the value of your Contract. The number of shares purchased in any subaccount is based on the share value of that subaccount next determined after receipt of the payment at our Servicing Office. The values of shares fluctuate with the daily investment performance of the corresponding subaccount. The growth in the value of your Contract, to the extent invested in the Separate Account, is neither guaranteed nor projected and varies with the investment Portfolio you have selected. Each net purchase payment allocated to the Fixed Account will be credited interest, as determined by John Hancock. The minimum guarantee rate is 3%. More details appear under "Accumulation Shares" in this Prospectus and in the "Appendix--The Fixed Account and Fixed Account Value."

  II. Separate Account and Series Fund Charges--The assets of the Separate Account are charged for services and guarantees. The annualized charge equals 1.50%. Fees varying by Portfolio are charged against the Series Fund for investment management and advisory services. Details appear under "Charges Under the Annuity Contracts" in this Prospectus and "Management of the Fund" in the accompanying Series Fund prospectus.

  III. Deductions from the Contract--The full amount of each deposit is applied to the Contract. At or after the purchase date, one or more of the following charges may be made, depending on circumstances.

     1. WITHDRAWAL CHARGE--In each Contract Year, you may withdraw as much as 10% of the Accumulated Value of your Contract as of the beginning of the Contract Year without charge. Withdrawals in excess of this amount will be subject to the following charges:


        Years from Date
         of Deposit to                                     Withdrawal
      Date of Withdrawal                                     Charge
      ------------------                                   ----------
      7 or more . . . . . . . . . . . . . . . . . . . .        0%
      5 but less than 7 . . . . . . . . . . . . . . . .        6%
      3 but less than 5 . . . . . . . . . . . . . . . .        7%
      less than 3 . . . . . . . . . . . . . . . . . . .        8%

  For the purpose of calculating the withdrawal charge, deposits are considered to be withdrawn on a "first-in first-out" basis. Earnings are considered to be withdrawn last and without charge. This is described in more detail under "Withdrawal Charge" in this Prospectus.

     2. CONTRACT FEE--John Hancock currently deducts $30 from the Accumulated Value of the Contract as a contract fee if the Accumulated Value is less than $10,000. This occurs annually or at the time of surrender. Please refer to "Charges for Administrative Services" in this Prospectus.

     3. STATE PREMIUM TAX--Some states and local governments impose a premium or similar tax on annuities. John Hancock only deducts this tax when required to do so. Please refer to "Premium or Similar Taxes" in this Prospectus.

      APPENDIX--ILLUSTRATIVE ACCUMULATED VALUE AND ANNUITY PAYMENT TABLES

  The following Tables present illustrative periodic Accumulated Values and annuity payments that would have resulted under a Contract described in this prospectus had such values and payments been based exclusively upon the investment experience of the seven specified subaccounts, assuming investment by each of those subaccounts in the related Portfolio in the Fund and its predecessors during the periods shown. The other subaccounts are not illustrated, because of the limited time that they and their related Fund Portfolios have been available. The Contracts described in this prospectus were first offered in 1995.

  For years ended December 31, 1986, and prior thereto, values have been calculated based upon the actual investment results of the three corresponding variable life insurance managed separate accounts which were the predecessors to the Growth & Income, Sovereign Bond, and Money Market Portfolios, as if the Fund had been in existence prior to March 28, 1986, the date of its reorganization.

  The Tables assume investment of a single purchase payment of $10,000, net of any deductions from purchase payments, and that charges under the Contracts have been made at an annual rate of 1.50% for mortality and expense risks and administrative services. The tables also reflect actual investment management fees and other portfolio expenses for the periods illustrated. Absent expense reimbursements by John Hancock to certain of the Portfolios for some periods, the values illustrated would have been lower.

WHAT THE TABLES ILLUSTRATE

  Subject to the foregoing, each Table I presents for the periods shown the illustrative periodic Accumulated Values for each Account which would have resulted at yearly intervals under a Contract where a net single purchase payment of $10,000 was made, based upon the investment performance of the applicable funding medium.

  Subject to the foregoing, each Table II indicates, at annual intervals, illustrative monthly variable annuity payments for each subaccount which would have been received by an Annuitant or other payee, assuming that an initial annuity payment of $100 was received in the month and year indicated in the respective Tables. The form of annuity illustrated is a life annuity with payments guaranteed for 10 years.

  The results shown should not be considered a representation of the future. A program of the type illustrated in the Tables does not assure a profit or protect against depreciation in declining markets.

       ILLUSTRATIVE PERIODIC ACCUMULATED VALUES AND ANNUITY PAYMENTS

                           GROWTH & INCOME SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JANUARY 2, 1975

                                                       Accumulated Value
                                                        on December 31
      Contract Year Commencing                         of the same year
      ------------------------                        -------------------
      January 1975  . . . . . . . . . . . . . . . .        12,755.81
      January 1976  . . . . . . . . . . . . . . . .        14,818.13
      January 1977  . . . . . . . . . . . . . . . .        13,031.36
      January 1978  . . . . . . . . . . . . . . . .        13,619.76
      January 1979  . . . . . . . . . . . . . . . .        15,591.96
      January 1980  . . . . . . . . . . . . . . . .        20,033.70
      January 1981  . . . . . . . . . . . . . . . .        19,914.88
      January 1982  . . . . . . . . . . . . . . . .        25,121.73
      January 1983  . . . . . . . . . . . . . . . .        30,156.05
      January 1984  . . . . . . . . . . . . . . . .        31,116.54
      January 1985  . . . . . . . . . . . . . . . .        41,312.63
      January 1986  . . . . . . . . . . . . . . . .        47,097.10
      January 1987  . . . . . . . . . . . . . . . .        48,211.94
      January 1988  . . . . . . . . . . . . . . . .        55,584.82
      January 1989  . . . . . . . . . . . . . . . .        70,924.09
      January 1990  . . . . . . . . . . . . . . . .        71,650.24
      January 1991  . . . . . . . . . . . . . . . .        88,913.44
      January 1992  . . . . . . . . . . . . . . . .        95,382.31
      January 1993  . . . . . . . . . . . . . . . .       106,491.92
      January 1994  . . . . . . . . . . . . . . . .       104,325.44
      January 1995  . . . . . . . . . . . . . . . .       137,933.51
      January 1996  . . . . . . . . . . . . . . . .       163,189.31
      January 1997  . . . . . . . . . . . . . . . .       208,737.18

 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS WHICH AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JANUARY 1975.

                                                            Payment
      Month                                                For Month
      -----                                               -----------
      January 1975 . . . . . . . . . . . . . .              100.00
      January 1976 . . . . . . . . . . . . . .              125.93
      January 1977 . . . . . . . . . . . . . .              139.72
      January 1978 . . . . . . . . . . . . . .              121.21
      January 1979 . . . . . . . . . . . . . .              123.09
      January 1980 . . . . . . . . . . . . . .              135.79
      January 1981 . . . . . . . . . . . . . .              167.48
      January 1982 . . . . . . . . . . . . . .              161.98
      January 1983 . . . . . . . . . . . . . .              196.48
      January 1984 . . . . . . . . . . . . . .              225.28
      January 1985 . . . . . . . . . . . . . .              225.83
      January 1986 . . . . . . . . . . . . . .              291.00
      January 1987 . . . . . . . . . . . . . .              327.91
      January 1988 . . . . . . . . . . . . . .              325.80
      January 1989 . . . . . . . . . . . . . .              358.55
      January 1990 . . . . . . . . . . . . . .              423.24
      January 1991 . . . . . . . . . . . . . .              427.37
      January 1992 . . . . . . . . . . . . . .              487.59
      January 1993 . . . . . . . . . . . . . .              533.33
      January 1994 . . . . . . . . . . . . . .              573.95
      January 1995 . . . . . . . . . . . . . .              545.25
      January 1996 . . . . . . . . . . . . . .              691.83
      January 1997 . . . . . . . . . . . . . .              796.08
      January 1998 . . . . . . . . . . . . . .

  The amounts shown are based on the investment performance of the Growth & Income Subaccount, the Growth & Income Portfolio, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these Tables.

                           SOVEREIGN BOND SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JUNE 2, 1980.

                                                       Accumulated Value
                                                        on December 31
      Contract Year Commencing                         of the same year
      ------------------------                        -------------------
      June 1980 . . . . . . . . . . . . . . . . . .        10,223.96
      June 1981 . . . . . . . . . . . . . . . . . .        10,479.40
      June 1982 . . . . . . . . . . . . . . . . . .        13,296.87
      June 1983 . . . . . . . . . . . . . . . . . .        13,898.62
      June 1984 . . . . . . . . . . . . . . . . . .        15,677.98
      June 1985 . . . . . . . . . . . . . . . . . .        18,775.37
      June 1986 . . . . . . . . . . . . . . . . . .        20,995.90
      June 1987 . . . . . . . . . . . . . . . . . .        21,231.75
      June 1988 . . . . . . . . . . . . . . . . . .        22,623.89
      June 1989 . . . . . . . . . . . . . . . . . .        25,121.68
      June 1990 . . . . . . . . . . . . . . . . . .        26,572.35
      June 1991 . . . . . . . . . . . . . . . . . .        30,539.94
      June 1992 . . . . . . . . . . . . . . . . . .        32,390.12
      June 1993 . . . . . . . . . . . . . . . . . .        35,345.21
      June 1994 . . . . . . . . . . . . . . . . . .        33,925.32
      June 1995 . . . . . . . . . . . . . . . . . .        39,951.50
      June 1996 . . . . . . . . . . . . . . . . . .        40,972.79
      June 1997 . . . . . . . . . . . . . . . . . .        44,443.05


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS WHICH AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JUNE 1980.

                                                            Payment
      Month                                                For Month
      -----                                               -----------
      June 1980 . . . . . . . . . . . . . . . .             100.00
      June 1981 . . . . . . . . . . . . . . . .              95.93
      June 1982 . . . . . . . . . . . . . . . .             104.12
      June 1983 . . . . . . . . . . . . . . . .             124.33
      June 1984 . . . . . . . . . . . . . . . .             118.58
      June 1985 . . . . . . . . . . . . . . . .             142.20
      June 1986 . . . . . . . . . . . . . . . .             160.43
      June 1987 . . . . . . . . . . . . . . . .             160.31
      June 1988 . . . . . . . . . . . . . . . .             165.52
      June 1989 . . . . . . . . . . . . . . . .             173.81
      June 1990 . . . . . . . . . . . . . . . .             177.91
      June 1991 . . . . . . . . . . . . . . . .             187.50
      June 1992 . . . . . . . . . . . . . . . .             202.68
      June 1993 . . . . . . . . . . . . . . . .             216.43
      June 1994 . . . . . . . . . . . . . . . .             209.49
      June 1995 . . . . . . . . . . . . . . . .             221.21
      June 1996 . . . . . . . . . . . . . . . .             224.91
      June 1997 . . . . . . . . . . . . . . . .

  The amounts shown are based on the investment performance of the Sovereign Subaccount, the Sovereign Portfolio, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these Tables.

                            MONEY MARKET SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED MAY 13, 1982


                                                       Accumulated Value
                                                        on December 31
      Contract Year Commencing                         of the same year
      ------------------------                        -------------------
      May 1982  . . . . . . . . . . . . . . . . . .        10,447.10
      May 1983  . . . . . . . . . . . . . . . . . .        11,190.47
      May 1984  . . . . . . . . . . . . . . . . . .        12,183.44
      May 1985  . . . . . . . . . . . . . . . . . .        12,980.32
      May 1986  . . . . . . . . . . . . . . . . . .        13,643.90
      May 1987  . . . . . . . . . . . . . . . . . .        14,340.86
      May 1988  . . . . . . . . . . . . . . . . . .        15,212.41
      May 1989  . . . . . . . . . . . . . . . . . .        16,378.23
      May 1990  . . . . . . . . . . . . . . . . . .        17,463.09
      May 1991  . . . . . . . . . . . . . . . . . .        18,231.23
      May 1992  . . . . . . . . . . . . . . . . . .        18,614.20
      May 1993  . . . . . . . . . . . . . . . . . .        18,898.77
      May 1994  . . . . . . . . . . . . . . . . . .        19,379.82
      May 1995  . . . . . . . . . . . . . . . . . .        20,196.48
      May 1996  . . . . . . . . . . . . . . . . . .        20,956.66
      May 1997  . . . . . . . . . . . . . . . . . .        21,771.42


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS WHICH AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN MAY 1982.

                                                            Payment
      Month                                                For Month
      -----                                               -----------
      May 1982 . . . . . . . . . . . . . . . .              100.00
      May 1983 . . . . . . . . . . . . . . . .              103.24
      May 1984 . . . . . . . . . . . . . . . .              107.37
      May 1985 . . . . . . . . . . . . . . . .              112.51
      May 1986 . . . . . . . . . . . . . . . .              115.48
      May 1987 . . . . . . . . . . . . . . . .              116.70
      May 1988 . . . . . . . . . . . . . . . .              118.81
      May 1989 . . . . . . . . . . . . . . . .              122.70
      May 1990 . . . . . . . . . . . . . . . .              127.21
      May 1991 . . . . . . . . . . . . . . . .              130.48
      May 1992 . . . . . . . . . . . . . . . .              130.42
      May 1993 . . . . . . . . . . . . . . . .              128.28
      May 1994 . . . . . . . . . . . . . . . .              125.84
      May 1995 . . . . . . . . . . . . . . . .              125.77
      May 1996 . . . . . . . . . . . . . . . .              126.42
      May 1997 . . . . . . . . . . . . . . . .

  The amounts shown are based on the investment performance of the Money Market Subaccount, the Money Market Portfolio, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these Tables.

                          LARGE CAP GROWTH SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 24, 1987.


                                                       Accumulated Value
                                                        on December 31
      Contract Year Commencing                         of the same year
      ------------------------                        -------------------
      November 1987 . . . . . . . . . . . . . . . .        10,238.54
      November 1988 . . . . . . . . . . . . . . . .        11,607.93
      November 1989 . . . . . . . . . . . . . . . .        14,827.84
      November 1990 . . . . . . . . . . . . . . . .        15,619.39
      November 1991 . . . . . . . . . . . . . . . .        19,303.85
      November 1992 . . . . . . . . . . . . . . . .        20,907.31
      November 1993 . . . . . . . . . . . . . . . .        23,441.12
      November 1994 . . . . . . . . . . . . . . . .        22,866.63
      November 1995 . . . . . . . . . . . . . . . .        29,653.72
      November 1996 . . . . . . . . . . . . . . . .        34,549.23
      November 1997 . . . . . . . . . . . . . . . .        44,570.82


 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS WHICH AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.

                                                            Payment
      Month                                                For Month
      -----                                               -----------
      November 1987 . . . . . . . . . . . . . .             100.00
      November 1988 . . . . . . . . . . . . . .             109.48
      November 1989 . . . . . . . . . . . . . .             134.93
      November 1990 . . . . . . . . . . . . . .             135.32
      November 1991 . . . . . . . . . . . . . .             139.55
      November 1992 . . . . . . . . . . . . . .             168.06
      November 1993 . . . . . . . . . . . . . .             188.31
      November 1994 . . . . . . . . . . . . . .             181.52
      November 1995 . . . . . . . . . . . . . .             216.87
      November 1996 . . . . . . . . . . . . . .             251.08
      November 1997 . . . . . . . . . . . . . .

  The amounts shown are based on the investment performance of the Large Cap Growth Subaccount and the Large Cap Growth Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

                               MANAGED SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 9, 1987.

                                                       Accumulated Value
                                                        on December 31
      Contract Year Commencing                         of the same year
      ------------------------                        -------------------
      November 1987 . . . . . . . . . . . . . . . .        10,225.28
      November 1988 . . . . . . . . . . . . . . . .        11,269.70
      November 1989 . . . . . . . . . . . . . . . .        13,250.77
      November 1990 . . . . . . . . . . . . . . . .        13,586.44
      November 1991 . . . . . . . . . . . . . . . .        16,326.50
      November 1992 . . . . . . . . . . . . . . . .        17,324.51
      November 1993 . . . . . . . . . . . . . . . .        19,048.41
      November 1994 . . . . . . . . . . . . . . . .        18,346.75
      November 1995 . . . . . . . . . . . . . . . .        22,970.49
      November 1996 . . . . . . . . . . . . . . . .        25,053.66
      November 1997 . . . . . . . . . . . . . . . .        29,305.10


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS WHICH AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.

                                                            Payment
      Month                                                For Month
      -----                                               -----------
      November 1987 . . . . . . . . . . . . . .             100.00
      November 1988 . . . . . . . . . . . . . .             109.76
      November 1989 . . . . . . . . . . . . . .             121.28
      November 1990 . . . . . . . . . . . . . .             114.32
      November 1991 . . . . . . . . . . . . . .             135.43
      November 1992 . . . . . . . . . . . . . .             141.31
      November 1993 . . . . . . . . . . . . . .             155.23
      November 1994 . . . . . . . . . . . . . .             145.38
      November 1995 . . . . . . . . . . . . . .             167.42
      November 1996 . . . . . . . . . . . . . .             179.28
      November 1997 . . . . . . . . . . . . . .

  The amounts shown are based on the investment performance of the Managed Subaccount and the Managed Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

                         REAL ESTATE EQUITY SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 14, 1989.


                                                       Accumulated Value
                                                        on December 31
      Contract Year Commencing                         of the same year
      ------------------------                        -------------------
      February 1989 . . . . . . . . . . . . . . . .        10,366.26
      February 1990 . . . . . . . . . . . . . . . .         8,020.62
      February 1991 . . . . . . . . . . . . . . . .        10,549.34
      February 1992 . . . . . . . . . . . . . . . .        12,056.82
      February 1993 . . . . . . . . . . . . . . . .        13,932.73
      February 1994 . . . . . . . . . . . . . . . .        14,118.57
      February 1995 . . . . . . . . . . . . . . . .        15,620.42
      February 1996 . . . . . . . . . . . . . . . .        20,476.46
      February 1997 . . . . . . . . . . . . . . . .        23,644.83


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS WHICH AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.

                                                            Payment
      Month                                                For Month
      -----                                               -----------
      February 1989 . . . . . . . . . . . . . . . . . .     100.00
      February 1990 . . . . . . . . . . . . . . . . . .      95.81
      February 1991 . . . . . . . . . . . . . . . . . .      85.30
      February 1992 . . . . . . . . . . . . . . . . . .      99.50
      February 1993 . . . . . . . . . . . . . . . . . .     114.97
      February 1994 . . . . . . . . . . . . . . . . . .     118.20
      February 1995 . . . . . . . . . . . . . . . . . .     121.81
      February 1996 . . . . . . . . . . . . . . . . . .     123.86
      February 1997 . . . . . . . . . . . . . . . . . .     156.85
      February 1998 . . . . . . . . . . . . . . . . . .     168.70

  The amounts shown are based on the investment performance of the Real Estate Equity Subaccount and the Real Estate Equity Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

                     INTERNATIONAL EQUITY INDEX SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 10, 1989.


                                                       Accumulated Value
                                                        on December 31
      Contract Year Commencing                          of the same year
      ------------------------                        -------------------
      February 1989 . . . . . . . . . . . . . . . .        11,061.43
      February 1990 . . . . . . . . . . . . . . . .        10,032.34
      February 1991 . . . . . . . . . . . . . . . .        12,193.48
      February 1992 . . . . . . . . . . . . . . . .        11,814.41
      February 1993 . . . . . . . . . . . . . . . .        15,374.36
      February 1994 . . . . . . . . . . . . . . . .        14,220.57
      February 1995 . . . . . . . . . . . . . . . .        15,131.86
      February 1996 . . . . . . . . . . . . . . . .        16,276.41
      February 1997 . . . . . . . . . . . . . . . .        15,229.50


TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS WHICH AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.

                                                            Payment
      Month                                                For Month
      -----                                               -----------
      February 1989 . . . . . . . . . . . . . .             100.00
      February 1990 . . . . . . . . . . . . . .              96.68
      February 1991 . . . . . . . . . . . . . .              89.72
      February 1992 . . . . . . . . . . . . . .             103.52
      February 1993 . . . . . . . . . . . . . .              97.94
      February 1994 . . . . . . . . . . . . . .             123.18
      February 1995 . . . . . . . . . . . . . .             110.84
      February 1996 . . . . . . . . . . . . . .             114.00
      February 1997 . . . . . . . . . . . . . .             114.61
      February 1998 . . . . . . . . . . . . . .


  The amounts shown are based on the investment performance of the International Equity Index Subaccount and the International Equity Index Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

[LOGO OF JOHN HANCOCK
     APPEARS HERE]
                                                                    JOHN HANCOCK
                                                   MUTUAL LIFE INSURANCE COMPANY

                             ANNUITY TRANSFERLINE
                              AUTHORIZATION FORM


--------------------------------------------------------------------------------
 INSTRUCTIONS: Please complete and sign where indicated. If your Contract will be jointly owned, each Owner must sign. An acknowledgement letter will be sent as soon as your Contract is issued.

 THIS COMPLETED FORM MUST BE SUBMITTED WITH THE APPLICATION.
-------------------------------------------------------------------------------

( ) Yes! I want TRANSFERLINE, John Hancock's telephone transfer program that permits fast and toll-free transfers of funds within my Contract, as conditions dictate.

As the applicant for a Contract funded by John Hancock Variable Series Trust I (the "Fund"), I hereby authorize John Hancock, on behalf of the Fund, to act upon my telephone instructions to:

    (1) reallocate my then current value held in any one or more subaccounts,

    (2) to change the allocation of future purchase payments to the subaccounts, and

    (3) change the allocation of my subaccount elections as they are applied under the Dollar-Cost Averaging option (if available on my Contract).

I understand that John Hancock employs the following procedures reasonably designed to confirm that the instructions received by telephone are genuine: requiring disclosure of personal identification; tape recording calls; and providing the Owner with a confirmation of the transfer. As long as John Hancock follows such procedures, I will not hold John Hancock or the Fund (or any of their successors) liable for any loss, expense, or cost resulting from any unauthorized or fraudulent telephone instructions.

I further understand that this authorization is limited by the conditions and procedures for telephone account transfers and investment option changes set forth in the prospectus describing my Contract.

I further understand that this authorization will continue in force unless and until the earlier of (a) written revocation received by John Hancock at its Servicing Office or (b) John Hancock discontinues this service.


                                        Signature(s) of Prospective
                                             Contract Owner(s)


Date:______________________________   /s/ ____________________________
Date:______________________________   /s/ ____________________________

         Questions call:              800-REAL LIFE (800-732-5543)

         Mail to:                     John Hancock Servicing Office
                                      P.O. Box 111
                                      Boston, MA 02117

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                     INDIVIDUAL COMBINATION VARIABLE/FIXED
                               ANNUITY CONTRACTS
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                      STATEMENT OF ADDITIONAL INFORMATION

                               ----------------

  This statement of additional information is not a prospectus. It is intended that this statement of additional information be read in conjunction with the prospectus of John Hancock Variable Annuity Account V, dated May 1, 1998. A copy of the prospectus may be obtained from the John Hancock Servicing Office, P.O. Box 111, Boston Massachusetts, 02117, telephone number (800) REAL LIFE (800-732-5543), fax number 617-886-3048.

  This statement of additional information is dated May 1, 1998.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                             CROSS REFERENCE SHEET

                               ----------------

                                            SECTION IN STATEMENT OF
             FORM N-4 ITEM NO.              ADDITIONAL INFORMATION
             -----------------              -----------------------       ---
 15. Cover Page............................ Cover Page
 16. Table of Contents..................... Table of Contents
 17. General Information and History....... Business History
                                            Distribution Agreement and
 18. Services.............................. Other Services
 19. Purchase of Securities Being Offered.. Not Applicable (relevant information in prospectus)
                                            Distribution Agreement and
 20. Underwriters.......................... Other Services
 21. Calculation of Yield Quotations of     Calculation of Performance
      Money Market Subaccounts............. Data
                                            Calculation of Annuity
 22. Annuity Payments...................... Payments
 23. Financial Statements.................. Financial Statements

                               TABLE OF CONTENTS

                               ----------------

                                                              CROSS REFERENCE TO
                                                         PAGE PAGE IN PROSPECTUS
                                                         ---- ------------------
Business History........................................   1        12-13
Distribution Agreement and Other Services...............   1      16, 20, 36
  Distribution Agreement................................   1          36
  Investment Advisory Agreement.........................   1          16
  Custodian Agreement...................................   2          --
  Independent Auditors..................................   2          36
Calculation of Performance Data.........................   3          34
Calculation of Annuity Payments.........................   5        24-25
Financial Statements....................................   9          36

                               BUSINESS HISTORY

  John Hancock Variable Annuity Account V (the "Account") is a separate account of John Hancock Mutual Life Insurance Company ("John Hancock"), established under the laws of the Commonwealth of Massachusetts. The Account is organized as a unit investment trust and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933. The Account has twenty-three separate subaccounts Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market through which John Hancock's individual combination fixed/variable annuity contracts are funded, at the discretion of the individual contract owner (the "Owner"). The assets of each subaccount are, in turn, invested in a corresponding Portfolio of John Hancock Variable Series Trust I (the "Fund"), a registered open-end diversified management investment company advised by John Hancock.

                   DISTRIBUTION AGREEMENT AND OTHER SERVICES

DISTRIBUTION AGREEMENT

  Pursuant to a Distribution Agreement, dated May 1, 1997, John Hancock Distributors, Inc. ("Distributors"), a registered broker-dealer, acts as "principal underwriter" for the Account. Distributors is a member of the National Association of Securities Dealers, Inc., and a member of the Securities Investors Protection Corporation. Distributors' major responsibility as underwriter is to perform all sales and marketing functions relating to the Contracts. The offering of the Account's interests is continuous, but Distributors is not obligated to sell any particular amount of the Account's interests.

INVESTMENT ADVISORY AGREEMENT

  The Fund, in which the Contracts are invested, has contracted with John Hancock for investment advisory services. Pursuant to four Investment Management Agreements (two dated as of April 12, 1988, one dated April 15, 1994, and one dated March 14, 1996) as amended, John Hancock, a registered investment adviser under the Investment Advisers Act of 1940, advises the Fund in connection with policy decisions; provides administration of day-to-day operations; provides personnel, office space, equipment, and supplies for the Fund; maintains records required by the Act; values assets and liabilities of the Fund; computes income, net asset value, and yield of each Portfolio; and supervises activities of the sub-investment managers referred to below.

  John Hancock has day-to-day responsibility for making investment decisions and placing investment orders for the Money Market Portfolio. However, with respect to the other Portfolios, John Hancock has contracted with the following registered investment advisors to perform these and certain other recordkeeping functions as sub-investment manager pursuant to sub-investment agreements dated as indicated:

 Growth & Income            Independence Investment Associates, Inc.   4/15/88
 Sovereign Bond             John Hancock Advisers, Inc.                5/01/95
 Large Cap Growth           Independence Investment Associates, Inc.   4/15/88
 Managed                    Independence Investment Associates, Inc.   4/15/88
 Real Estate Equity         Independence Investment Associates, Inc.   4/15/94
                            Independence International Associates,
 International Equity Index Inc.                                        5/1/98
 Diversified Mid Cap Growth John Hancock Advisers Inc.                 9/23/94
 Short-Term Bond            Independence Investment Associates, Inc.   4/15/94
 Equity Index               Independence Investment Associates, Inc.   3/29/96
 Large Cap Value            T. Rowe Price Associates, Inc.             3/18/97

 Mid Cap Growth              Janus Capital Corporation                 3/29/96
 Mid Cap Value               Neuberger & Berman L.P.                   5/02/96
 Small Cap Growth            John Hancock Advisers, Inc.               3/29/96
 Small Cap Value             INVESCO Management & Research             3/22/96
 Strategic Bond              J.P. Morgan Investment Management, Inc.   3/29/96
 International Opportunities T. Rowe Price Associates, Inc.            3/29/96
                             Rowe Price-Fleming International, Inc.    3/29/96
 International Balanced      Brinson Partners, Inc.                    3/29/96
 Small/Mid Cap CORE          Goldman Sachs Asset Management             5/1/98
                              (a division of Goldman, Sachs & Co.)
 High Yield Bond             Wellington Management Company, LLP        4/20/98
 Bond Index                  Mellon Bond Associates, LLP               4/20/98
 Global Equity               Scudder Kemper Investments, Inc.          4/24/98
 Emerging Markets Equity     Montgomery Asset Management, LLC           5/1/98

John Hancock pays the sub-investment management fees pursuant to the Agreements and, therefore, the sub-investment management arrangements result in no additional charge or expense to the Fund or to contractholders. A more complete description of the Fund's management and the investment advisory fees is included under "Management of the Fund" in the Fund's Prospectus and under "Investment Advisory and Other Services" in the Fund's Statement of Additional Information.

CUSTODIAN AGREEMENT

  The Fund's custodian with respect to all the Portfolios is State Street Bank and Trust, 225 Franklin Street, Boston, Massachusetts, pursuant to a Custodian Agreement dated January 30, 1995, and amended March 18, 1996, January 28, 1997, May 1, 1997, June 18, 1997, and April 14, 1998. The custodians' duties include safeguarding and controlling the Fund's cash investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

INDEPENDENT AUDITORS

  Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, has been selected as the independent auditors of the Account. The firm is responsible for auditing the financial statements of the Account and JHMLICO.

                        CALCULATION OF PERFORMANCE DATA

  The Account will show the average annual total return for each Subaccount, according to the following formula prescribed by the Securities and Exchange
Commission:

                                P(1 + T)n = ERV

   where:   P   = a hypothetical initial payment of $1,000
            T   = average annual total return
            n   = number of years
          ERV   = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period (or fractional portion thereof)

  Average annual total return is the annual compounded rate of return that would have produced the cash redemption value under a Contract had the subaccount been invested in a specified Portfolio of the Fund (or its predecessor) over the stated period and had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects adjustments for all Fund and Contract level charges except premium taxes, if any.

  On that basis, the following tables show the average annual total return for each Subaccount for the periods ended December 31, 1997:

FOR CONTRACTS ISSUED WITH ANNUAL EXPENSES OF 1.50%

                                                  AVERAGE ANNUALIZED
                                           YEAR  ---------------------  DATE**
                                            TO            5               OF
 SUBACCOUNT***                             DATE  1 YEAR YEAR* 10 YEAR* INCEPTION
 -------------                            ------ ------ ----- -------- ---------
Managed..................................   9.8%   9.8% 10.4%   11.0%  11/09/87
Growth & Income..........................  20.8%  20.8% 16.4%   15.7%  04/03/72
Equity Index.............................  23.8%  23.8% 22.7%     NA   04/30/96
Large Cap Value..........................  19.6%  19.6% 20.0%     NA   04/30/96
Large Cap Growth.........................  22.0%  22.0% 15.8%   15.8%  11/24/87
Mid Cap Value............................  23.2%  23.2% 23.8%     NA   04/30/96
Mid Cap Growth...........................   7.8%   7.8%  5.7%     NA   04/30/96
Diversified Mid Cap Growth...............  -5.3%  -5.3% 17.1%     NA   09/23/94
Real Estate Equity.......................   8.3%   8.3% 13.8%   10.1%  02/01/89
Small Cap Value..........................  16.7%  16.7% 16.0%     NA   04/30/96
Small Cap Growth.........................   5.4%   5.4%  2.2%     NA   04/30/96
International Balanced...................  -6.2%  -6.2% -0.2%     NA   04/30/96
International Equity Index............... -13.8% -13.8%  4.3%    4.8%  02/01/89
International Opportunities..............  -6.9%  -6.9% -0.7%     NA   04/30/96
Short Term Bond..........................  -2.4%  -2.4%  3.0%     NA   09/23/94
Sovereign Bond...........................   1.2%   1.2%  5.7%    7.6%  06/02/80
Strategic Bond...........................   0.2%   0.2%  3.7%     NA   04/30/96
Money Market.............................  -3.4%  -3.4%  2.2%    4.2%  05/13/82

FOR CONTRACTS ISSUED WITH ANNUAL EXPENSES OF 1.40%

                                         YEAR    AVERAGE ANNUALIZED     DATE**
                                          TO   -----------------------    OF
 SUBACCOUNT***                           DATE  1 YEAR 5 YEAR* 10 YEAR* INCEPTION
 -------------                          ------ ------ ------- -------- ---------
Managed................................  11.7%  11.7%  10.9%    11.2%  11/09/87
Growth & Income........................  22.7%  22.7%  16.9%    15.9%  04/03/72
Equity Index...........................  25.7%  25.7%  23.8%      NA   04/30/96
Large Cap Value........................  21.5%  21.5%  21.1%      NA   04/30/96
Large Cap Growth.......................  23.8%  23.8%  16.2%    15.9%  11/24/87
Mid Cap Value..........................  25.1%  25.1%  24.8%      NA   04/30/96
Mid Cap Growth.........................   9.7%   9.7%   6.8%      NA   04/30/96
Diversified Mid Cap Growth.............  -3.4%  -3.4%  17.8%      NA   09/23/94
Real Estate Equity.....................  10.2%  10.2%  14.3%    10.2%  02/01/89
Small Cap Value........................  18.6%  18.6%  17.0%      NA   04/30/96
Small Cap Growth.......................   7.3%   7.3%   3.3%      NA   04/30/96
International Balanced.................  -4.2%  -4.2%   0.9%      NA   04/30/96
International Equity Index............. -11.8% -11.8%   5.0%     4.9%  02/01/89
International Opportunities............  -4.9%  -4.9%   0.5%      NA   04/30/96
Short Term Bond........................  -0.5%  -0.5%   3.9%      NA   09/23/94
Sovereign Bond.........................   3.2%   3.2%   6.3%     7.7%  06/02/80
Strategic Bond.........................   2.1%   2.1%   4.9%      NA   04/30/96
Money Market...........................  -1.4%  -1.4%   2.9%     4.3%  05/13/82

--------
  * or since inception of the applicable Portfolio or its predecessors.
 ** of the Portfolio or its predecessor.
*** Absent expense reimbursements from John Hancock to certain Portfolios for some periods, total return figures for the related subaccounts would have been lower.

  The Account will show current yield and effective yield figures for the Money Market Subaccount. The current yield of the Money Market Subaccount for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the Money Market Portfolio, less daily expense charges of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares. Mortality and expense risk and administrative charges are reflected, but Withdrawal Charge and any charge for premium taxes are not.

  The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested. The formula for effective yield, as prescribed by the SEC, is:

        Effective yield ^ [(Base period return + 1) /3//6//5///7/] - 1

  On Contracts issued with annual expenses of 1.50%, for the 7-day period ending December 31, 1997, the Money Market Subaccount's current yield was 3.97% and its effective yield was 4.05%. On Contracts issued with annual expenses of 1.40%, for the same period, its current yield was 4.07% and its effective yield was 4.16%.

  The Account will calculate current yield for each of the other Subaccounts according to the following formula prescribed by the SEC:

                 Yield    =   2   [ ([(a - b)/cd]   + 1)/6/   -  1]

   where:   a   = dividends and interest earned during the period
            b   = expenses accrued for the period (net of reimbursements)
            c   = the average daily number of shares outstanding during the period that were entitled to received dividends
            d   = the maximum offering price per share on the last day of the period.

  According to this formula, yield is determined by dividing the net investment income per Accumulation Share earned during the period (minus the deduction for mortality and expense risk charge, contract fee, administrative services charge) by the Accumulation Share Value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30-day periods identified in the advertisement. No sales loads are assumed.

                        CALCULATION OF ANNUITY PAYMENTS

  The variable monthly annuity payment to an Annuitant under a Contract is equal to the sum of the products of the number of each subaccount's "Annuity Units" credited to the Contract multiplied by the applicable "Annuity Unit Value," as these terms are defined under "Special Terms" and "Variable Account Valuation Procedures," respectively, in the Account's prospectus. The number of each subaccount's Annuity Units credited to the Contract is multiplied by the applicable Annuity Unit Value as of ten calendar days prior to the date the payment is due. The value of the Annuity Units varies from day to day, depending on the investment performance of the subaccount, the deductions made against the subaccount, and the assumed investment rate used in computing Annuity Unit Values. Thus, the variable monthly annuity payments vary in amount from month to month.

  The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each subaccount used in calculating the Net Investment Factor (as described under "Variable Account Valuation Procedures--Net Investment Factor" in the Account's prospectus) will be equal on an annual basis to the assumed investment rate. If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

  The mortality tables used as a basis for the annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the Contract Year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all Contracts issued in Montana and Massachusetts will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

  An illustration of the method of calculation of variable monthly annuity payments and the number of Annuity Units under deferred Contracts is shown in the outline that follows.

          I. FOR CONTRACTS ISSUED WITH ANNUAL EXPENSES OF 1.50%

A. GENERAL FORMULAE TO DETERMINE ACCUMULATION SHARE VALUES AND ANNUITY UNIT
   VALUES

Net Investment Rate =


                                                  Subaccount Charges (0.004110%
                                                     per Day of the Value of the
Investment      Capital     Capital     Taxes        Subaccount at the Beginning
Income       +  Gains    -  Losses   -  (if any)  -  of the Valuation Period)

-------------------------------------------------------------------------------

     Value of the Subaccount at the Beginning of the Valuation Period


 Net Investment
 Factor         =   1.00000000 + Net Investment Rate
 Accumulation       Accumulation Share Value on           Net Investment
 Share Value    =   Preceding Valuation Date          X   Factor
                    Annuity Unit           Net            Factor to Neutralize
 Annuity Unit       Value on Preceding     Investment     the Assumed
 Value          =   Valuation Date     X   Factor     X   Investment Rate


B. HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION SHARE VALUES AND ANNUITY UNIT VALUES

  Assume at the beginning of the Valuation Period being considered, the value of the Subaccount was $4,000,000. Investment income during the Valuation Period totaled $2000 while capital gains were $3000 and capital losses were $1000. No taxes accrued. Charges against the beginning value of the Subaccount amount to $164.40 assuming a one day Valuation Period. The $164.40 was computed by multiplying the beginning Subaccount value of $4,000,000 by the factor 0.00004110. By substituting in the first formula above, the net investment rate is equal to $3835.60 ($2000 + $3000 - $1000 - $164.40) divided by $4,000,000 or 0.0009589. The Net Investment Factor would then be 1.0009589.

  Assume further that each Accumulation Share had a value of $11.250000 on the previous Valuation Date, and the value of an Annuity Unit on such date was $1.0850000. Based upon the experience of the Subaccount during the Valuation Period, the value of an Accumulation Share at the end of the Valuation Period would be $11.260788 ($11.250000 X 1.0009589). The value of an Annuity Unit at the end of the Valuation Period would be $1.085938
($1.0850000 X 1.0009589 X .99990575). The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the Annuity Unit recognizes only the actual investment experience.

C. GENERAL FORMULAE TO DETERMINE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS AND NUMBER OF ANNUITY UNITS FOR DEFERRED CONTRACTS

Amount of the First Variable Annuity Payment =


Number of                                                     First Monthly
Accumulation             Accumulation Share Value             Annuity
Shares Applied      X    10 Days Before Maturity Date    X    Payment Factor
--------------------------------------------------------------------------------
                                 $1,000
Number of
Annuity Units        =   Amount of First Variable Annuity Payment
                           -----------------------------------------------------
                           Annuity Unit Value 10 Days Before Maturity Date
Amount of
Subsequent                                                    Annuity Unit Value
Variable Annuity                                              10 Days Before
Payment             =    Number of Annuity Units         X    Payment Date


D. HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT FOR DEFERRED CONTRACTS

  Assume that 10 days before the date of maturity a Contract has credited to it 4000.000 Accumulation Shares each having a value of $12.000000. The appropriate annuity purchase rate in the Contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the Annuity Option elected. The Annuitant's first monthly payment would then be $262.56.


               4000.000           X               $12.000000     X   5.47
               ----------------------------------------------
                               $1000


  If the value of an Annuity Unit 10 days before the date of maturity was $1.4000000, the number of Annuity Units represented by the first and subsequent payments would be $187.543 ($262.56/$1.4000000). If the Annuity Unit Value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187,543 X $1.405000).

          II. ON CONTRACTS ISSUED WITH ANNUAL EXPENSES OF 1.40%

A. GENERAL FORMULAE TO DETERMINE ACCUMULATION SHARE VALUES AND ANNUITY UNIT
   VALUES

Net Investment Rate =

                                                   Subaccount Charges (0.003836%
                                                   per Day of the Value of the
Investment      Capital     Capital     Taxes      Subaccount at the Beginning
Income       +  Gains    -  Losses   -  (if any)  -  of the Valuation Period)
-------------------------------------------------------------------------------
       Value of the Subaccount at the Beginning of the Valuation Period

 Net Investment
 Factor         =   1.00000000 + Net Investment Rate
 Accumulation       Accumulation Share Value on           Net Investment
 Share Value    =   Preceding Valuation Date          X   Factor
                    Annuity Unit           Net            Factor to Neutralize
 Annuity Unit       Value on Preceding     Investment     the Assumed
 Value          =   Valuation Date     X   Factor     X   Investment Rate

B. HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION SHARE VALUES AND ANNUITY UNIT VALUES

  Assume at the beginning of the Valuation Period being considered, the value of the Subaccount was $4,000,000. Investment income during the Valuation Period totaled $2000 while capital gains were $3000 and capital losses were $1000. No taxes accrued. Charges against the beginning value of the Subaccount amount to $153.44 assuming a one day Valuation Period. The $153.44 was computed by multiplying the beginning Subaccount value of $4,000,000 by the factor 0.00003836. By substituting in the first formula above, the net investment rate is equal to $3,846.56 ($2000 + $3000 - $1000 - $153.44)
divided by $4,000,000 or 0.0009616. The Net Investment Factor would then be 1.0009616.

  Assume further that each Accumulation Share had a value of $11.250000 on the previous Valuation Date, and the value of an Annuity Unit on such date was $1.0850000. Based upon the experience of the Subaccount during the Valuation Period, the value of an Accumulation Share at the end of the Valuation Period would be $11.260818 ($11.250000 X 1.0009616). The value of an Annuity Unit at the end of the Valuation Period would be $1.085941
($1.0850000 X 1.0009616 X .99990575). The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the Annuity Unit recognizes only the actual investment experience.

C. GENERAL FORMULAE TO DETERMINE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS AND NUMBER OF ANNUITY UNITS FOR DEFERRED CONTRACTS

Amount of the First Variable Annuity Payment =

Number of                                                     First Monthly
Accumulation             Accumulation Share Value             Annuity
Shares Applied      X    10 Days Before Maturity Date    X    Payment Factor
--------------------------------------------------------------------------------
                                 $1,000
Number of
Annuity Units        =   Amount of First Variable Annuity Payment
                           -----------------------------------------------------
                           Annuity Unit Value 10 Days Before Maturity Date
Amount of
Subsequent                                                    Annuity Unit Value
Variable Annuity                                              10 Days Before
Payment             =    Number of Annuity Units         X    Payment Date

D. HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT FOR DEFERRED CONTRACTS

  Assume that 10 days before the date of maturity a Contract has credited to it 4000.000 Accumulation Shares each having a value of $12.000000. Assume also that the Contract was issued to a male age 65 who elected a life annuity with 10 years guaranteed. The appropriate annuity purchase rate in the Contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the Annuity Option elected. The Annuitant's first monthly payment would then be $262.56.

               4000.000           X               $12.000000     X    5.47
               ----------------------------------------------
                               $1000

  If the value of an Annuity Unit 10 days before the date of maturity was $1.4000000, the number of Annuity Units represented by the first and subsequent payments would be $187.543 ($262.56/$1.4000000). If the Annuity Unit Value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187,543 X $1.405000).

                             FINANCIAL STATEMENTS

                            (Included on next page)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                  LARGE CAP   SOVEREIGN  INTERNATIONAL SMALL CAP  INTERNATIONAL  MID CAP    LARGE CAP     MONEY     MID CAP
                   GROWTH       BOND       EQUITIES      GROWTH     BALANCED      GROWTH      VALUE      MARKET      VALUE
                 SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                 ----------- ----------- ------------- ---------- ------------- ---------- ----------- ----------- ----------
ASSETS
Investment in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value.......... $65,788,738 $66,024,173  $11,085,621  $6,206,065  $1,155,758   $6,433,256 $10,257,343 $23,746,136 $8,606,864
Receivable from
 John Hancock
 Variable Series
 Trust I........      31,923     308,331        8,934       5,561       1,053        7,302      10,094      20,571    116,868
                 ----------- -----------  -----------  ----------  ----------   ---------- ----------- ----------- ----------
Total assets....  65,820,661  66,332,504   11,094,555   6,211,626   1,156,811    6,440,558  10,267,437  23,766,707  8,723,732
LIABILITIES
Payable to John
 Hancock Mutual
 Life Insurance
 Company........      29,412     305,918        8,510       5,321       1,006        7,043       9,679      19,663    116,532
Assets charges
 payable........       2,511       2,413          424         240          47          259         415         908        336
                 ----------- -----------  -----------  ----------  ----------   ---------- ----------- ----------- ----------
Total
 liabilities....      31,923     308,331        8,934       5,561       1,053        7,302      10,094      20,571    116,868
                 ----------- -----------  -----------  ----------  ----------   ---------- ----------- ----------- ----------
Net assets...... $65,788,738 $66,024,173  $11,085,621  $6,206,065  $1,155,758   $6,433,256 $10,257,343 $23,746,136 $8,606,864
                 =========== ===========  ===========  ==========  ==========   ========== =========== =========== ==========

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                            DECEMBER 31, 1997

                                                                     SHORT-TERM
                    SPECIAL    REAL ESTATE   GROWTH &                   U.S.    SMALL CAP  INTERNATIONAL   EQUITY    STRATEGIC
                 OPPORTUNITIES   EQUITY       INCOME      MANAGED    GOVERNMENT   VALUE    OPPORTUNITIES    INDEX       BOND
                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                 ------------- ----------- ------------ ------------ ---------- ---------- ------------- ----------- ----------
ASSETS
Investment in
shares of
portfolios of
John Hancock
Variable Series
Trust I, at
value...........  $34,602,378  $16,189,095 $223,347,854 $402,307,547 $8,550,693 $5,117,560  $3,011,974   $11,497,159 $3,216,511
Receivable from
John Hancock
Variable Series
Trust I.........        5,911       22,604      467,110      659,530      3,454      3,177       2,748       226,476      3,216
                  -----------  ----------- ------------ ------------ ---------- ----------  ----------   ----------- ----------
Total assets....   34,608,289   16,211,699  223,814,964  402,967,077  8,554,147  5,120,737   3,014,722    11,723,635  3,219,727
LIABILITIES
Payable to John
Hancock Mutual
Life Insurance
Company.........        4,529       21,994      458,773      644,919      3,107      2,975       2,627       226,022      3,086
Assets charges
payable.........        1,392          610        8,337       14,611        347        202         121           454        130
                  -----------  ----------- ------------ ------------ ---------- ----------  ----------   ----------- ----------
Total
liabilities.....        5,911       22,604      467,110      659,530      3,454      3,177       2,748       226,476      3,216
                  -----------  ----------- ------------ ------------ ---------- ----------  ----------   ----------- ----------
Net assets......  $34,602,378  $16,189,095 $223,347,854 $402,307,547 $8,550,693 $5,117,560  $3,011,974   $11,497,159 $3,216,511
                  ===========  =========== ============ ============ ========== ==========  ==========   =========== ==========

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                         STATEMENT OF OPERATIONS

                       YEAR ENDED DECEMBER 31, 1997

                    LARGE CAP  SOVEREIGN  INTERNATIONAL SMALL CAP  INTERNATIONAL  MID CAP   LARGE CAP    MONEY     MID CAP
                     GROWTH       BOND      EQUITIES      GROWTH     BALANCED      GROWTH     VALUE      MARKET     VALUE
                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT SUBACCOUNT SUBACCOUNT SUBACCOUNT
                   ----------- ---------- ------------- ---------- ------------- ---------- ---------- ---------- ----------
Investment
income:
 Distributions
 received from
 the portfolios
 of John Hancock
 Variable Series
 Trust I.........  $ 5,927,247 $5,037,977  $   559,426   $  2,426     $58,774     $    --   $  421,570 $1,388,851  $619,647
Expenses:
 Mortality and
 expense risks...      780,298    853,543      170,997     63,733      15,049       67,090      98,166    365,555    59,393
                   ----------- ----------  -----------   --------     -------     --------  ---------- ----------  --------
Net investment
income (loss)....    5,146,949  4,184,434      388,429    (61,307)     43,725      (67,090)    323,404  1,023,296   560,254
Net realized and
unrealized gain
(loss) on
investments:
 Net realized
 gain............    1,291,499    514,719      158,616     43,117      14,962       32,384     154,133        --     90,441
 Net unrealized
 appreciation
 (depreciation)
 during the year.    7,278,480    679,637   (1,372,343)   503,431     (51,498)     818,415   1,088,057        --    187,079
                   ----------- ----------  -----------   --------     -------     --------  ---------- ----------  --------
Net realized and
unrealized gain
(loss) on
investments......    8,569,979  1,194,356   (1,213,727)   546,548     (36,536)     850,799   1,242,190        --    277,520
                   ----------- ----------  -----------   --------     -------     --------  ---------- ----------  --------
Net increase
(decrease) in net
assets resulting
from operations..  $13,716,928 $5,378,790  $  (825,298)  $485,241     $ 7,189     $783,709  $1,565,594 $1,023,296  $837,774
                   =========== ==========  ===========   ========     =======     ========  ========== ==========  ========

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                       YEAR ENDED DECEMBER 31, 1997

                                                                     SHORT-TERM
                      SPECIAL    REAL ESTATE  GROWTH &                  U.S.    SMALL CAP  INTERNATIONAL   EQUITY   STRATEGIC
                   OPPORTUNITIES   EQUITY      INCOME      MANAGED   GOVERNMENT   VALUE    OPPORTUNITIES   INDEX       BOND
                    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT SUBACCOUNT  SUBACCOUNT   SUBACCOUNT SUBACCOUNT
                   ------------- ----------- ----------- ----------- ---------- ---------- ------------- ---------- ----------
Investment
income:
 Distributions
 received from
 the portfolios
 of John Hancock
 Variable Series
 Trust I.........   $ 3,449,753  $1,113,560  $28,241,006 $38,599,474  $467,602   $393,924    $  44,913   $  310,970  $201,126
Expenses:
 Mortality and
 expense risks...       494,302     188,061    2,636,904   5,081,678   118,020     38,904       36,594       87,977    33,955
                    -----------  ----------  ----------- -----------  --------   --------    ---------   ----------  --------
Net investment
income...........     2,955,451     925,499   25,604,102  33,517,796   349,582    355,020        8,319      222,993   167,171
Net realized and
unrealized gain
(loss) on
investments:
 Net realized
 gain (loss).....     1,126,199     487,843    2,376,560   6,175,265   (23,864)    42,977       65,558      288,759     4,783
 Net unrealized
 appreciation
 (depreciation)
 during the year.    (3,364,862)    700,267   18,872,400  21,200,526    51,606    120,277     (112,748)     812,331    10,914
                    -----------  ----------  ----------- -----------  --------   --------    ---------   ----------  --------
Net realized and
unrealized gain
(loss) on
investments......    (2,238,663)  1,188,110   21,248,960  27,375,791    27,742    163,254      (47,190)   1,101,090    15,697
                    -----------  ----------  ----------- -----------  --------   --------    ---------   ----------  --------
Net increase
(decrease) in net
assets resulting
from operations..   $   716,788  $2,113,609  $46,853,062 $60,893,587  $377,324   $518,274    $ (38,871)  $1,324,083  $182,868
                    ===========  ==========  =========== ===========  ========   ========    =========   ==========  ========

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                   STATEMENTS OF CHANGES IN NET ASSETS

               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                             LARGE CAP                 SOVEREIGN                INTERNATIONAL              SMALL CAP
                              GROWTH                      BOND                    EQUITIES                   GROWTH
                            SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                      ------------------------  -------------------------  ------------------------  -----------------------
                         1997         1996          1997         1996         1997         1996         1997        1996*
                      -----------  -----------  ------------  -----------  -----------  -----------  -----------  ----------
Increase (decrease)
in net assets:
 From operations:
 Net investment
 income (loss)......  $ 5,146,949  $ 5,868,430  $  4,184,434  $ 3,870,459  $   388,429  $    (6,828) $   (61,307) $  (11,170)
 Net realized gain
 (loss).............    1,291,499      478,115       514,719      234,092      158,616      147,281       43,117     (11,683)
 Net unrealized
 appreciation
 (depreciation)
 during the period..    7,278,480     (830,544)      679,637   (2,384,658)  (1,372,343)     647,349      503,431     (74,502)
                      -----------  -----------  ------------  -----------  -----------  -----------  -----------  ----------
Net increase
(decrease) in net
assets resulting
from operations.....   13,716,928    5,516,090     5,378,790    1,719,893     (825,298)     787,802      485,241     (97,355)
From contractowner
transactions:
 Net premiums from
 contractowners.....   16,139,943   14,966,199     9,129,234   11,650,762    2,857,788    4,741,455    4,274,222   3,174,587
 Net benefits to
 contractowners.....   (7,139,613)  (4,906,509)  (12,119,596)  (9,980,999)  (3,074,937)  (2,300,437)  (1,206,158)   (424,472)
                      -----------  -----------  ------------  -----------  -----------  -----------  -----------  ----------
Net increase
(decrease) in net
assets from
contractowner
transactions........    9,000,330   10,059,690    (2,990,362)   1,669,763     (217,149)   2,441,018    3,068,064   2,750,115
                      -----------  -----------  ------------  -----------  -----------  -----------  -----------  ----------
Net increase
(decrease) in net
assets..............   22,717,258   15,575,691     2,388,428    3,389,656   (1,042,447)   3,228,820    3,553,305   2,652,760
Net assets at
beginning of period.   43,071,480   27,495,789    63,635,745   60,246,089   12,128,068    8,899,248    2,652,760         --
                      -----------  -----------  ------------  -----------  -----------  -----------  -----------  ----------
Net assets at end of
period..............  $65,788,738  $43,071,480  $ 66,024,173  $63,635,745  $11,085,621  $12,128,068  $ 6,206,065  $2,652,760
                      ===========  ===========  ============  ===========  ===========  ===========  ===========  ==========

-----

* From May 1, 1996 (commencement of operations).

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                      INTERNATIONAL
                        BALANCED             MID CAP GROWTH          LARGE CAP VALUE             MONEY MARKET
                       SUBACCOUNT              SUBACCOUNT               SUBACCOUNT                SUBACCOUNT
                   --------------------  -----------------------  -----------------------  --------------------------
                      1997      1996*       1997        1996*        1997        1996*         1997          1996
                   ----------  --------  -----------  ----------  -----------  ----------  ------------  ------------
Increase in net
assets:
 From operations:
 Net investment
 income..........  $   43,725  $  5,963  $   (67,090) $   (4,676) $   323,404  $   48,502  $  1,023,296  $    842,792
 Net realized
 gain............      14,962       195       32,384         (24)     154,133       4,527           --            --
 Net unrealized
 appreciation
 (depreciation)
 during the
 period..........     (51,498)   16,955      818,415      35,740    1,088,057     117,692           --            --
                   ----------  --------  -----------  ----------  -----------  ----------  ------------  ------------
Net increase in
net assets
resulting from
operations.......       7,189    23,113      783,709      31,040    1,565,594     170,721     1,023,296       842,792
From
contractowner
transactions:
 Net premiums
 from
 contractowners..     709,717   602,530    3,495,070   3,454,735    6,570,928   3,117,307    28,918,004    29,572,298
 Net benefits to
 contractowners..    (182,703)   (4,388)  (1,177,188)   (154,110)  (1,102,978)    (64,229)  (32,942,480)  (22,022,250)
                   ----------  --------  -----------  ----------  -----------  ----------  ------------  ------------
Net increase
(decrease) in net
assets from
contractowner
transactions.....     527,014   598,142    2,317,882   3,300,625    5,467,950   3,053,078    (4,024,476)    7,550,048
                   ----------  --------  -----------  ----------  -----------  ----------  ------------  ------------
Net increase
(decrease) in net
period...........     534,203   621,255    3,101,591   3,331,665    7,033,544   3,223,799    (3,001,180)    8,392,840
Net assets at
beginning of
period...........     621,255       --     3,331,665         --     3,223,799         --     26,747,316    18,354,476
                   ----------  --------  -----------  ----------  -----------  ----------  ------------  ------------
Net assets at end
of period........  $1,155,758  $621,255  $ 6,433,256  $3,331,665  $10,257,343  $3,223,799  $ 23,746,136  $ 26,747,316
                   ==========  ========  ===========  ==========  ===========  ==========  ============  ============
                       MID CAP VALUE
                        SUBACCOUNT
                   -----------------------
                      1997       1996*
                   ----------- -----------
Increase in net
assets:
 From operations:
 Net investment
 income..........  $  560,254  $   24,420
 Net realized
 gain............      90,441       1,638
 Net unrealized
 appreciation
 (depreciation)
 during the
 period..........     187,079      93,767
                   ----------- -----------
Net increase in
net assets
resulting from
operations.......     837,774     119,825
From
contractowner
transactions:
 Net premiums
 from
 contractowners..   6,966,453   1,364,695
 Net benefits to
 contractowners..    (619,978)    (61,905)
                   ----------- -----------
Net increase
(decrease) in net
assets from
contractowner
transactions.....   6,346,475   1,302,790
                   ----------- -----------
Net increase
(decrease) in net
period...........   7,184,249   1,422,615
Net assets at
beginning of
period...........   1,422,615         --
                   ----------- -----------
Net assets at end
of period........  $8,606,864  $1,422,615
                   =========== ===========

-----

* From May 1, 1996 (commencement of operations).

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                      REAL ESTATE
                       SPECIAL OPPORTUNITIES            EQUITY                 GROWTH & INCOME                 MANAGED
                            SUBACCOUNT                SUBACCOUNT                 SUBACCOUNT                  SUBACCOUNT
                      ------------------------  ------------------------  --------------------------  --------------------------
                         1997         1996         1997         1996          1997          1996          1997          1996
                      -----------  -----------  -----------  -----------  ------------  ------------  ------------  ------------
Increase in net
assets:
 From operations:
 Net investment
 income.............  $ 2,955,451  $   948,617  $   925,499  $   405,154  $ 25,604,102  $ 17,816,863  $ 33,517,796  $ 40,660,526
 Net realized gain..    1,126,199      479,654      487,843       95,726     2,376,560       552,624     6,175,265     2,338,033
 Net unrealized
 appreciation
 (depreciation)
 during the period..   (3,364,862)   3,216,931      700,267    1,901,728    18,872,400     4,394,652    21,200,526   (11,935,373)
                      -----------  -----------  -----------  -----------  ------------  ------------  ------------  ------------
Net increase in net
assets resulting
from operations.....      716,788    4,645,202    2,113,609    2,402,608    46,853,062    22,764,139    60,893,587    31,063,186
From contractowner
transactions:
 Net premiums from
 contractowners.....   10,052,617   24,012,130    6,692,536    3,401,275    41,759,743    42,535,469    35,209,787    62,824,890
 Net benefits to
 contractowners.....   (8,369,858)  (4,389,166)  (3,491,935)  (1,998,364)  (23,467,946)  (14,497,027)  (60,922,245)  (41,931,579)
                      -----------  -----------  -----------  -----------  ------------  ------------  ------------  ------------
Net increase
(decrease) in net
assets from
contractowner
transactions........    1,682,759   19,622,964    3,200,601    1,402,911    18,291,797    28,038,442   (25,712,458)   20,893,311
Net increase
(decrease) in net
period..............    2,399,547   24,268,166    5,314,210    3,805,519    65,144,859    50,802,581    35,181,129    51,956,497
Net assets at
beginning of period.   32,202,831    7,934,665   10,874,885    7,069,366   158,202,995   107,400,414   367,126,418   315,169,921
                      -----------  -----------  -----------  -----------  ------------  ------------  ------------  ------------
Net assets at end of
period..............  $34,602,378  $32,202,831  $16,189,095  $10,874,885  $223,347,854  $158,202,995  $402,307,547  $367,126,418
                      ===========  ===========  ===========  ===========  ============  ============  ============  ============

-----

* From May 1, 1996 (commencement of operations).

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                         SHORT-TERM                SMALL CAP             INTERNATIONAL
                       U.S. GOVERNMENT               VALUE               OPPORTUNITIES            EQUITY INDEX
                         SUBACCOUNT               SUBACCOUNT              SUBACCOUNT               SUBACCOUNT
                   ------------------------  ----------------------  ----------------------  -----------------------
                      1997         1996         1997       1996*        1997       1996*        1997        1996*
                   -----------  -----------  ----------  ----------  ----------  ----------  -----------  ----------
Increase
(decrease) in net
assets:
 From operations:
 Net investment
 income (loss)...  $   349,582  $   246,011  $  355,020  $   21,391  $    8,319  $   (2,156) $   222,993  $   31,170
 Net realized
 gain (loss).....      (23,864)      (7,429)     42,977       1,223      65,558       2,121      288,759       7,516
 Net unrealized
 appreciation
 (depreciation)
 during the
 period..........       51,606      (66,125)    120,277      46,285    (112,748)     72,186      812,331      90,134
                   -----------  -----------  ----------  ----------  ----------  ----------  -----------  ----------
Net increase
(decrease) in net
assets resulting
from operations..      377,324      172,457     518,274      68,899     (38,871)     72,151    1,324,083     128,820
From
contractowner
transactions:
 Net premiums
 from
 contractowners..    2,277,100    6,095,377   3,931,113   1,026,699   1,958,041   1,716,141   10,201,049   1,730,492
 Net benefits to
 contractowners..   (1,911,203)  (1,653,919)   (369,139)    (58,286)   (585,790)   (109,698)  (1,684,296)   (202,989)
                   -----------  -----------  ----------  ----------  ----------  ----------  -----------  ----------
Net increase
(decrease) in net
assets from
contractowner
transactions.....      365,897    4,441,458   3,561,974     968,413   1,372,251   1,606,443    8,516,753   1,527,503
                   -----------  -----------  ----------  ----------  ----------  ----------  -----------  ----------
Net increase in
net assets.......      743,221    4,613,915   4,080,248   1,037,312   1,333,380   1,678,594    9,840,836   1,656,323
Net assets at
beginning of
period...........    7,807,472    3,193,557   1,037,312         --    1,678,594         --     1,656,323         --
                   -----------  -----------  ----------  ----------  ----------  ----------  -----------  ----------
Net assets at end
of period........  $ 8,550,693  $ 7,807,472  $5,117,560  $1,037,312  $3,011,974  $1,678,594  $11,497,159  $1,656,323
                   ===========  ===========  ==========  ==========  ==========  ==========  ===========  ==========
                      STRATEGIC BOND
                        SUBACCOUNT
                   -----------------------
                      1997       1996*
                   ----------- -----------
Increase
(decrease) in net
assets:
 From operations:
 Net investment
 income (loss)...  $  167,171  $   32,257
 Net realized
 gain (loss).....       4,783       1,486
 Net unrealized
 appreciation
 (depreciation)
 during the
 period..........      10,914      (4,798)
                   ----------- -----------
Net increase
(decrease) in net
assets resulting
from operations..     182,868      28,945
From
contractowner
transactions:
 Net premiums
 from
 contractowners..   2,115,324   1,371,974
 Net benefits to
 contractowners..    (310,465)   (172,135)
                   ----------- -----------
Net increase
(decrease) in net
assets from
contractowner
transactions.....   1,804,859   1,199,839
                   ----------- -----------
Net increase in
net assets.......   1,987,727   1,228,784
Net assets at
beginning of
period...........   1,228,784         --
                   ----------- -----------
Net assets at end
of period........  $3,216,511  $1,228,784
                   =========== ===========

-----

* From May 1, 1996 (commencement of operations).

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      NOTES TO FINANCIAL STATEMENTS

                            DECEMBER 31, 1997

1. ORGANIZATION

  John Hancock Variable Annuity Account V (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of eighteen subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund). New subaccounts may be added as new Portfolios are added to the Fund or as other investment options are developed and made available to contractowners. The eighteen Portfolios of the Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index and Strategic Bond Portfolios. Each Portfolio has a different investment objective.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, John Hancock does not make a charge for income or other taxes. JHMLICO retains the right to charge the Account for any federal income taxes arising from changes in the tax law. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHMLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at an annual rate of 1.25% of net assets of the Account.

  JHMLICO makes certain other deductions from contractowner payments for premium taxes and sales and withdrawal charges, which are accounted for as a reduction of net assets resulting from contractowner transactions.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

3. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund at December 31, 1997 were as follows:

                                             SHARES
          SUBACCOUNT                         OWNED        COST        VALUE
          ----------                       ---------- ------------ ------------
     Large Cap Growth.....................  3,160,049 $ 55,956,292 $ 65,788,738
     Sovereign Bond.......................  6,636,276   64,259,276   66,024,173
     International Equities...............    729,325   11,631,291   11,085,621
     Small Cap Growth.....................    547,083    5,777,136    6,206,065
     International Balanced...............    114,316    1,190,300    1,155,758
     Mid Cap Growth.......................    539,452    5,579,111    6,433,256
     Large Cap Value......................    755,904    9,051,594   10,257,343
     Money Market.........................  2,374,614   23,746,136   23,746,136
     Mid Cap Value........................    620,713    8,326,018    8,606,864
     Special Opportunities................  2,249,081   34,241,407   34,602,378
     Real Estate Equity...................  1,017,511   13,523,769   16,189,095
     Growth & Income...................... 13,450,228  186,278,473  223,347,854
     Managed.............................. 28,036,563  353,315,585  402,307,547
     Short-Term U.S. Government...........    848,000    8,546,762    8,550,693
     Small Cap Value......................    412,663    4,950,998    5,117,560
     International Opportunities..........    283,422    3,052,536    3,011,974
     Equity Index.........................    808,908   10,594,694   11,497,159
     Strategic Bond.......................    314,030    3,210,395    3,216,511

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund during 1997, were as follows:

          SUBACCOUNT                                     PURCHASES     SALES
          ----------                                    ----------- -----------
     Large Cap Growth.................................. $17,283,294 $ 1,844,517
     Sovereign Bond....................................   8,272,605   6,518,779
     International Equities............................   2,676,172   2,338,952
     Small Cap Growth..................................   4,289,901   1,240,027
     International Balanced............................     788,559     202,559
     Mid Cap Growth....................................   3,583,911   1,300,724
     Large Cap Value...................................   6,610,747     665,260
     Money Market......................................  17,847,906  22,098,987
     Mid Cap Value.....................................   7,286,377     289,207
     Special Opportunities.............................   9,805,940   4,038,536
     Real Estate Equity................................   6,626,841   2,012,899
     Growth & Income...................................  50,901,126   4,628,668
     Managed...........................................  45,180,734  31,200,131
     Short-Term U.S. Government........................   2,389,973   1,698,357
     Small Cap Value...................................   4,134,293     174,321
     International Opportunities.......................   2,193,608     747,254
     Equity Index......................................   9,949,784     921,279
     Strategic Bond....................................   2,251,348     274,535

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

4. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 1997 were as follows:

                                   ACCOMMODATOR              INDEPENDENCE
                             ------------------------- -------------------------
                             ACCUMULATION ACCUMULATION ACCUMULATION ACCUMULATION
     SUBACCOUNT                 SHARES    SHARE VALUES    SHARES    SHARE VALUES
     ----------              ------------ ------------ ------------ ------------
Large Cap Growth...........     568,010     $45.711     2,074,430     $19.198
Sovereign Bond.............   1,987,067      21.707     1,765,587      12.969
International Equities.....     295,725      15.572       580,528      11.168
Small Cap Growth...........     116,968      11.135       442,227      11.089
International Balanced.....      14,927      10.728        93,191      10.684
Mid Cap Growth.............      39,707      11.734       510,743      11.687
Large Cap Value............      49,212      14.341       668,796      14.282
Money Market...............     628,977      15.661     1,238,762      11.217
Mid Cap Value..............      87,481      15.049       486,455      14.987
Special Opportunities......     239,625      17.521     1,747,007      17.403
Real Estate Equity.........     338,164      24.175       466,871      17.165
Growth & Income............   2,585,296      45.699     5,327,037      19.746
Managed....................   9,068,834      30.058     8,216,039      15.788
Short-Term U.S. Government.      52,176      11.742       685,486      11.665
Small Cap Value............      69,972      13.577       308,239      13.521
International Opportuni-
 ties......................      50,931      10.655       232,719      10.611
Equity Index...............      91,506      14.856       685,246      14.794
Strategic Bond.............      25,885      11.397       257,401      11.350

5. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHMLICO or the Fund.

6. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Annuity Account V, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function property with respect to the dates in the year 2000 and thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

  John Hancock, as early as 1994, had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third-party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

  The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Contractowners

John Hancock Variable Annuity Account V of John Hancock Mutual Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account V (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index and Strategic Bond Subaccounts) as of December 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account V at December 31, 1997, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

Boston, Massachussets                           ERNST & YOUNG LLP
February 6, 1998

            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders

 John Hancock Mutual Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                ERNST & YOUNG LLP

Boston, Massachussets
February 18, 1998

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                                 December 31
                                                             -------------------
                                                               1997      1996
                                                             --------- ---------
                                                                (In millions)
ASSETS
Bonds--Note 6............................................... $22,986.0 $22,467.0
Stocks:
  Preferred.................................................     640.6     416.2
  Common....................................................     256.9     249.8
  Investments in affiliates.................................   1,442.0   1,268.9
                                                             --------- ---------
                                                               2,339.5   1,934.9
Mortgage loans on real estate--Note 6.......................   7,851.2   7,964.0
Real estate:
  Company occupied..........................................     375.1     372.1
  Investment properties.....................................   1,893.4   2,042.3
                                                             --------- ---------
                                                               2,268.5   2,414.4
Policy loans................................................   1,577.3   1,589.3
Cash items:
  Cash in banks and offices.................................     176.0     348.4
  Temporary cash investments................................     548.8   1,068.3
                                                             --------- ---------
                                                                 724.8   1,416.7
Premiums due and deferred...................................     222.3     278.4
Investment income due and accrued...........................     505.8     547.8
Other general account assets................................     948.6   1,009.9
Assets held in separate accounts............................  16,021.7  13,969.1
                                                             --------- ---------
TOTAL ASSETS................................................ $55,445.7 $53,591.5
                                                             ========= =========
Obligations and Policyholders' Contingency Reserves
OBLIGATIONS
  Policy reserves........................................... $19,206.6 $18,544.0
  Policyholders' and beneficiaries' funds...................  13,985.1  14,679.3
  Dividends payable to policyholders........................     399.7     395.5
  Policy benefits in process of payment.....................     115.5     236.3
  Other policy obligations..................................     214.8     210.5
  Asset valuation reserve--Note 1...........................   1,165.7   1,064.8
  Federal income and other accrued taxes--Note 1............      96.9     125.1
  Other general account obligations.........................   1,084.5   1,521.7
  Obligations related to separate accounts..................  16,019.1  13,958.2
                                                             --------- ---------
TOTAL OBLIGATIONS...........................................  52,287.9  50,735.4
Policyholders' Contingency Reserves
  Surplus notes--Note 2.....................................     450.0     450.0
  Special contingency reserve for group insurance...........     151.8     194.8
  General contingency reserve...............................   2,556.0   2,211.3
                                                             --------- ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES...................   3,157.8   2,856.1
                                                             --------- ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES... $55,445.7 $53,591.5
                                                             ========= =========

  The accompanying notes are an integral part of the statutory-basis financial statements.

                JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

     STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS'
                           CONTINGENCY RESERVES

                                                      Year ended December 31
                                                      ------------------------
                                                         1997         1996
                                                      -----------  -----------
                                                           (In millions)
Income
  Premiums, annuity considerations and pension fund
   contributions..................................... $   7,371.6  $   8,003.1
  Net investment income--Note 4......................     2,856.1      2,803.1
  Other, net.........................................       119.0         68.6
                                                      -----------  -----------
                                                         10,346.7     10,874.8
Benefits and Expenses
  Payments to policyholders and beneficiaries:
    Death benefits...................................       737.4        886.8
    Accident and health benefits.....................       121.4        300.9
    Annuity benefits.................................     1,668.2      1,539.4
    Surrender benefits and annuity fund withdrawals..     6,293.1      5,565.4
    Matured endowments...............................        21.0         20.6
                                                      -----------  -----------
                                                          8,841.1      8,313.1
  Additions to reserves to provide for future
   payments to policyholders and beneficiaries.......      (186.7)       880.5
  Expenses of providing service to policyholders and
   obtaining new insurance:
    Field sales compensation and expenses............       278.3        275.0
    Home office and general expenses.................       479.7        514.8
  Payroll, state premium and miscellaneous taxes.....        49.9         70.9
                                                      -----------  -----------
                                                          9,462.3     10,054.3
      GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
       POLICYHOLDERS, FEDERAL INCOME TAXES AND NET
       REALIZED CAPITAL LOSSES.......................       884.4        820.5
Dividends to policyholders...........................       398.2        399.4
Federal income taxes--Note 1.........................        18.9        107.1
                                                      -----------  -----------
                                                            417.1        506.5
                                                      -----------  -----------
      GAIN FROM OPERATIONS BEFORE NET REALIZED
       CAPITAL LOSSES................................       467.3        314.0
Net realized capital losses--Note 5..................       (89.8)       (43.6)
                                                      -----------  -----------
      NET INCOME.....................................       377.5        270.4
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital gains and other
   adjustments--Note 5............................... $      58.6  $     191.7
  Valuation reserve changes--Note 1..................         1.4        (27.5)
  Prior years' federal income taxes..................       (35.6)       (28.9)
  Other reserves and adjustments, net................      (100.2)       (83.1)
                                                      -----------  -----------
      NET INCREASE IN POLICYHOLDERS' CONTINGENCY
       RESERVES......................................       301.7        322.6
Policyholders' contingency reserves at beginning of
 year................................................     2,856.1      2,533.5
                                                      -----------  -----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR... $   3,157.8  $   2,856.1
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                      Year ended December 31
                                                      ------------------------
                                                         1997         1996
                                                      -----------  -----------
                                                           (In millions)
Cash Flows From Operating Activities:
  Insurance premiums, annuity considerations and de-
   posits............................................ $   7,518.8  $   8,120.4
  Net investment income..............................     2,988.7      2,965.5
  Benefits to policyholders and beneficiaries........    (9,030.3)    (8,476.6)
  Dividends paid to policyholders....................      (394.0)      (382.6)
  Insurance expenses and taxes.......................      (815.3)      (884.1)
  Net transfers from separate accounts...............       896.8        198.2
  Other, net.........................................      (798.3)      (602.7)
                                                      -----------  -----------
    NET CASH PROVIDED FROM OPERATIONS................       366.4        938.1
                                                      -----------  -----------
Cash Flows Used In Investing Activities:
  Bond purchases.....................................   (18,003.6)    (7,590.7)
  Bond sales.........................................    13,541.1      2,812.4
  Bond maturities and scheduled redemptions..........     2,927.6      2,241.0
  Bond prepayments...................................     1,096.3      1,223.2
  Stock purchases....................................    (1,125.7)      (391.2)
  Proceeds from stock sales..........................       921.7        573.2
  Real estate purchases..............................      (243.0)      (447.7)
  Real estate sales..................................       444.5        382.1
  Other invested assets purchases....................      (171.1)      (214.7)
  Proceeds from the sale of other invested assets....       109.3        183.6
  Mortgage loans issued..............................    (1,165.8)    (1,582.7)
  Mortgage loan repayments...........................     1,176.9      2,247.3
  Other, net.........................................      (333.8)       205.3
                                                      -----------  -----------
    NET CASH USED IN INVESTING ACTIVITIES............      (825.6)      (358.9)
                                                      -----------  -----------
Cash Flows From Financing Activities:
  Net (decrease) increase in short-term note payable.       (16.4)        90.0
  Issuance of REMIC notes payable....................         0.0        292.0
  Repayment of REMIC notes payable...................      (216.3)       (85.2)
                                                      -----------  -----------
    NET CASH (USED IN) PROVIDED FROM FINANCING ACTIV-
     ITIES...........................................      (232.7)       296.8
                                                      -----------  -----------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS.........................................      (691.9)       876.0
Cash and temporary cash investments at beginning of
 year................................................     1,416.7        540.7
                                                      -----------  -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR... $     724.8  $   1,416.7
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold its group accident and health business and related group life business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The corresponding amount of assets and liabilities at December 31, 1996 was $559.4 million. The gain from operations in both periods was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement. As a result, the Company has secured a $397 million letter of credit facility with a group of banks led by Morgan Guaranty Trust Company of New York. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit agreement and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $470.5 million and $393.5 million at December 31, 1997 and 1996, respectively.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $25.2 million, amounted to $165.6 million which is included in other policy obligations. The corresponding 1996 amounts were $18.9 million and $121.7 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $30.0 million in 1997 and $41.6 million in 1996 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $21.8 million in 1997 and $31.0 million in 1996.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 15.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximates their fair value.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

The statement value and fair value for investment-type insurance contracts are as follows:

                                         December 31, 1997   December 31, 1996
                                        ------------------- -------------------
                                        Statement   Fair    Statement   Fair
                                          Value     Value     Value     Value
                                        --------- --------- --------- ---------
                                                     (In millions)
Guaranteed investment contracts........ $11,499.4 $11,516.8 $11,921.6 $11,943.2
Fixed-rate deferred and immediate
 annuities.............................   4,289.1   4,290.4   3,909.3   3,886.1
Supplementary contracts without life
 contingencies.........................      40.9      42.1      45.6      46.0
                                        --------- --------- --------- ---------
                                        $15,829.4 $15,849.3 $15,876.5 $15,875.3
                                        ========= ========= ========= =========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $14.3 million expiring in 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $146.4 million in 1997 and $309.9 million in 1996.

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Adjustments to Policy Reserves and Policyholders' and Beneficiaries'
Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. Similar refinements to the actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts were made in 1996 resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1997 and 1996.

NOTE 3--BORROWED MONEY

At December 31, 1997, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1997, these covenants were met; however, no amounts had been borrowed under this agreement.


In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.72% and 5.50%, respectively, at December 31, 1997 and 1996. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes have a last scheduled payment date of June 25, 1998. The outstanding balances of the notes totaled $42.6 million and $127.9 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY issued in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes have a last scheduled payment date of July 26, 1999. The outstanding balances of the notes totaled $161.0 million and $292.0 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

On December 31, 1997, the Company had outstanding a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $19.3 million and $10.4 million during 1997 and 1996, respectively.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                   1997   1996
                                                                  ------ ------
                                                                  (In millions)
Investment expenses.............................................. $339.6 $333.8
Interest expense.................................................   57.9   48.1
Depreciation on real estate and other invested assets............   76.6   73.3
Real estate and other investment taxes...........................   61.5   65.2
                                                                  ------ ------
                                                                  $535.6 $520.4
                                                                  ====== ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital losses consist of the following items:

                                                                 1997    1996
                                                                ------  ------
                                                                (In millions)
Net gains from asset sales and foreclosures.................... $ 63.4  $ 81.2
Capital gains tax..............................................  (84.1)  (53.7)
Net capital gains transferred to the IMR.......................  (69.1)  (71.1)
                                                                ------  ------
  Net Realized Capital Losses.................................. $(89.8) $(43.6)
                                                                ======  ======

  Net unrealized capital gains and other adjustments consist of the following items:

                                                                 1997     1996
                                                                -------  ------
                                                                (In millions)
Net gains from changes in security values and book value
 adjustments................................................... $ 159.5  $242.2
Increase in asset valuation reserve............................  (100.9)  (50.5)
                                                                -------  ------
  Net Unrealized Capital Gains and Other Adjustments........... $  58.6  $191.7
                                                                =======  ======

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                 Gross      Gross
                                     Statement Unrealized Unrealized
                                       Value     Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (In millions)
    Year ended December 31, 1997
    ----------------------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies.......... $   258.9  $    9.3    $  0.0   $   268.2
Obligations of states and political
 subdivisions.......................     149.6      16.3       0.0       165.9
Debt securities issued by foreign
 governments........................     259.7      53.2       0.1       312.8
Corporate securities................  17,336.1   1,485.9     113.4    18,708.6
Mortgage-backed securities..........   4,981.7     115.9      28.3     5,069.3
                                     ---------  --------    ------   ---------
  Total bonds....................... $22,986.0  $1,680.6    $141.8   $24,524.8
                                     =========  ========    ======   =========
    Year ended December 31, 1996
    ----------------------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies.......... $   430.2  $    8.8    $  4.2   $   434.8
Obligations of states and political
 subdivisions.......................     175.2       8.8       3.9       180.1
Debt securities issued by foreign
 governments........................     203.5      30.1       0.0       233.6
Corporate securities................  16,902.1   1,083.2     112.6    17,872.7
Mortgage-backed securities..........   4,756.0     116.3      54.5     4,817.8
                                     ---------  --------    ------   ---------
  Total bonds....................... $22,467.0  $1,247.2    $175.2   $23,539.0
                                     =========  ========    ======   =========

The statement value and fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                            Statement   Fair
                                                              Value     Value
                                                            --------- ---------
                                                               (In millions)
     Due in one year or less............................... $ 1,386.4 $ 1,426.6
     Due after one year through five years.................   5,809.6   6,079.2
     Due after five years through ten years................   5,465.5   5,867.1
     Due after ten years...................................   5,342.8   6,082.6
                                                            --------- ---------
                                                             18,004.3  19,455.5
     Mortgage-backed securities............................   4,981.7   5,069.3
                                                            --------- ---------
                                                            $22,986.0 $24,524.8
                                                            ========= =========

Gross gains of $61.5 million in 1997 and $43.8 million in 1996 and gross losses of $86.6 million in 1997 and $27.6 million in 1996 were realized from the sale of bonds.

At December 31, 1997, bonds with an admitted asset value of $19.2 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $148.0 million and $136.1 million at December 31, 1997 and 1996, respectively. At December 31, 1997, gross unrealized appreciation on common stocks totaled $139.3 million, and gross

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY unrealized depreciation totaled $30.4 million. The fair value of preferred stock totaled $695.8 million at December 31, 1997 and $451.0 million at December 31, 1996.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1997 and 1996, $217.0 million and $540.5 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $71.7 million, bonds with amortized cost of $98.9 million and real estate with depreciated cost of $18.0 million were nonincome producing for the twelve months ended December 31, 1997.

Restructured commercial mortgage loans aggregated $314.3 million and $385.8 million as of December 31, 1997 and 1996, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                         Year ended December 31
                                                         -----------------------
                                                            1997        1996
                                                         ----------- -----------
                                                              (In millions)
     Expected........................................... $      33.8 $      46.3
     Actual.............................................        24.9        29.1

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

        Property
          Type           Statement Value
        --------         ---------------
                          (In millions)
Apartments..............    $1,677.7
Hotels..................       186.7
Industrial..............       858.1
Office buildings........     1,748.7
Retail..................     1,609.4
1-4 Family..............         6.0
Agricultural............     1,426.5
Other...................       338.1
                            --------
                            $7,851.2
                            ========

       Geographic
     Concentration       Statement Value
     -------------       ---------------
                          (In millions)
East North Central......    $  891.5
East South Central......       163.4
Middle Atlantic.........     1,410.2
Mountain................       362.2
New England.............       836.9
Pacific.................     1,770.6
South Atlantic..........     1,475.4
West North Central......       260.1
West South Central......       613.1
Other...................        67.8
                            --------
                            $7,851.2
                            ========

At December 31, 1997, the fair values of the commercial and agricultural mortgage loan portfolios were $6.7 billion and $1.5 billion, respectively. The corresponding amounts as of December 31, 1996 were approximately $6.6 billion and $1.8 billion, respectively.

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The maximum and minimum lending rates for mortgage loans during 1997 were 18.0% and 7.66% for agricultural loans, 10.0% and 7.19% for other properties, and 7.27% and 7.25% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively. The corresponding amounts in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1997 were $801.8 million, $767.9 million and $594.9 million, respectively. The corresponding amounts in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively.

Premiums, benefits, and reserves ceded related to the business sold in 1997, included in the amounts above, were $487.4 million, $503.3 million, and $247.9 million, respectively, at December 31, 1997.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:

                                                        Year ended December 31
                                                        -----------------------
                                                           1997        1996
                                                        ----------- -----------
                                                             (In millions)
     Reinsurance recoverables.......................... $      12.5 $      26.5
     Funds withheld from reinsurers....................        35.1        23.4

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $236.3 million at December 31, 1997 and $226.4 million at December 31, 1996.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $22.0 million and $24.5 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $10.1 million and $15.7 million in 1997 and 1996, respectively.

Variable Life has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1997 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received $1.1 million in 1997 and transferred $35.0 million in 1996 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $9.8 million and $15.1 million in 1997 and 1996, respectively.

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company transferred $2.4 million of cash for mortality claims to Variable Life, which decreased the Company's net gain from operations by $1.3 million in 1997.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $89.7 million in 1997 and $84.4 million in 1996. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

Pension (benefit) expense is summarized as follows:

                                                      Year ended December 31
                                                      ------------------------
                                                         1997         1996
                                                      -----------  -----------
                                                           (In millions)
     Defined benefit plans:
       Service cost--benefits earned during the
        period....................................... $      30.7  $      32.4
       Interest cost on the projected benefit
        obligation...................................       109.3        107.4
       Actual return on plan assets..................      (177.7)      (225.1)
       Net amortization and deferral.................        23.7         85.0
                                                      -----------  -----------
                                                            (14.0)        (0.3)
     Defined contribution plans......................         6.2         21.4
                                                      -----------  -----------
     Total pension (benefit) expense................. $      (7.8) $      21.1
                                                      ===========  ===========

Assumptions used in accounting for the defined benefit pension plans were as follows:

                                                                     1997  1996
                                                                     ----  ----
     Discount rate.................................................. 7.00% 7.25%
     Weighted rate of increase in compensation levels............... 4.80% 4.80%
     Expected long-term rate of return on assets.................... 8.50% 8.50%

The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:

                                                      Year ended December 31
                                                      ------------------------
                                                         1997         1996
                                                      -----------  -----------
                                                           (In millions)
     Actuarial present value of benefit obligations:
       Vested benefit obligation..................... $  (1,462.2) $  (1,344.8)
                                                      ===========  ===========
       Accumulated benefit obligation................ $  (1,507.6) $  (1,387.7)
                                                      ===========  ===========
     Projected benefit obligation.................... $  (1,704.0) $  (1,582.4)
     Plan assets fair value..........................     1,877.7      1,787.6
                                                      -----------  -----------
     Excess of plan assets over projected benefit
      obligation.....................................       173.7        205.2
     Unrecognized net gain...........................      (101.7)      (176.1)
     Prior service cost not yet recognized in net
      periodic pension cost..........................        29.6         42.8
     Unrecognized net asset, net of amortization.....       (93.2)       (95.9)
                                                      -----------  -----------
     Net pension asset (liability)................... $       8.4  $     (24.0)
                                                      ===========  ===========

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel.

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1997, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.

                                                      December 31
                                          -------------------------------------
                                                1997               1996
                                          ------------------ ------------------
                                          Medical            Medical
                                            And      Life      and      Life
                                          Dental   Insurance Dental   Insurance
                                           Plans     Plans    Plans     Plans
                                          -------  --------- -------  ---------
                                                     (In millions)
Accumulated postretirement benefit
 obligation:
  Retirees............................... $(228.8)  $ (95.7) $(234.2)  $(100.6)
  Fully eligible active plan
   participants..........................   (38.7)    (17.9)   (46.4)    (19.4)
                                          -------   -------  -------   -------
                                           (267.5)   (113.6)  (280.6)   (120.0)
Plan assets at fair value................   172.7       0.0    132.4       0.0
                                          -------   -------  -------   -------
Accumulated postretirement benefit
 obligation in excess of plan assets.....   (94.8)   (113.6)  (148.2)   (120.0)
Unrecognized prior service cost..........    14.9       4.8     16.7       5.3
Unrecognized prior net gain..............  (122.8)     (4.2)   (93.0)      4.0
Unrecognized transition obligation.......   240.7      75.0    256.8      78.4
                                          -------   -------  -------   -------
Accrued postretirement benefit cost...... $  38.0   $ (38.0) $  32.3   $ (32.3)
                                          =======   =======  =======   =======

Net postretirement benefits costs for the years ended December 31, 1997 and 1996 were $40.8 million and $47.4 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Net periodic postretirement benefits cost included the following components:

                                                        December 31
                                            -------------------------------------
                                                  1997               1996
                                            ------------------ ------------------
                                            Medical            Medical
                                              And      Life      and      Life
                                            Dental   Insurance Dental   Insurance
                                             Plans     Plans    Plans     Plans
                                            -------  --------- -------  ---------
                                                       (In millions)
     Eligibility cost...................... $  6.9     $ 1.6   $  7.1     $ 1.8
     Interest cost.........................   17.8       7.6     19.8       8.3
     Actual return on plan assets..........  (31.0)      0.0    (15.9)      0.0
     Net amortization and deferral.........   32.8       5.1     20.9       5.4
                                            ------     -----   ------     -----
     Net periodic postretirement benefit
      cost................................. $ 26.5     $14.3   $ 31.9     $15.5
                                            ======     =====   ======     =====

The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1997 was 7.0% (7.25% for 1996). The expected long-term rates of return on plan assets were 8.5% and 7.0% at December 31, 1997 and 1996, respectively. The annual assumed rate of increase in the health care cost trend rate for the medical coverages is 5.75% for 1998 (8.0% was assumed for 1997) and is assumed to decrease gradually to 5.00% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1997 by $26.2 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $3.0 million for 1997 and $2.9 million for 1996.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1997, the accumulated postretirement benefit obligations for non-vested employees amounted to $49.5 million for medical and dental plans and $10.4 million for life insurance plans. The corresponding amounts as of December 31, 1996 were $69.4 million and $10.7 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $12.4 billion at December 31, 1997 and $9.6 billion at December 31, 1996; total liabilities amounted to $11.1 billion at December 31, 1997 and $8.5 billion at December 31, 1996; and total net income was $184.8 million in 1997 and $193.0 million in 1996.

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 14).

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The Company received dividends of $65.9 million and $9.4 million in 1997 and 1996, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, floors, and future contracts.

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1998 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statements of financial position.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $6.4 million and $0.5 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:

                                                                December 31
                                                             -----------------
                                                               1997     1996
                                                             -------- --------
                                                               (In millions)
Futures contracts to purchase securities.................... $  154.0 $  117.6
                                                             ======== ========
Futures contracts to sell securities........................ $  414.2 $  136.4
                                                             ======== ========
Notional amount of interest rate swaps, interest rate
 swaptions, currency rate swaps, interest rate caps and
 interest rate floors to:
  Receive variable rates.................................... $5,043.7 $3,822.8
                                                             ======== ========
  Receive fixed rates....................................... $2,596.7 $2,912.5
                                                             ======== ========

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would not be material.

Based on market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $58.3 million, $9.7 million, $(0.6) million and $(0.4) million, respectively. The corresponding amounts as of December 31, 1996 were $16.4 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The fair values of the swap agreements are not recognized in the financial statements.

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $27.4 million in 1997 and $32.1 million in 1996. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                               December 31, 1996
                                                               -----------------
                                                                 (In millions)
     1998.....................................................       $19.5
     1999.....................................................        17.0
     2000.....................................................        14.5
     2001.....................................................        11.5
     2002.....................................................         8.1
     Thereafter...............................................        12.2
                                                                     -----
     Total minimum payments...................................       $82.8
                                                                     =====

NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      December 31, 1997 Percent
                                                      ----------------- -------
                                                        (In millions)
Subject to discretionary withdrawal (with adjust-
 ment):
  With market value adjustment.......................     $ 3,881.6       10.5%
  At book value less surrender charge................       2,881.4        7.8
                                                          ---------      -----
  Total with adjustment..............................       6,763.0       18.3
  Subject to discretionary withdrawal (without ad-
   justment) at book value...........................       3,574.2        9.6
  Subject to discretionary withdrawal--separate ac-
   counts............................................      13,455.3       36.3
Not subject to discretionary withdrawal:
  General account....................................      11,996.1       32.4
  Separate accounts..................................       1,274.1        3.4
                                                          ---------      -----
Total annuity reserves, deposit fund liabilities and
 separate accounts--before reinsurance...............      37,062.7      100.0%
                                                                         =====
Less reinsurance ceded...............................           0.0
                                                          ---------
Net annuity reserves, deposit fund liabilities and
 separate accounts...................................     $37,062.7
                                                          =========

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Any liquidation costs associated with the $13.5 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 14--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $693.6 million, $27.6 million, $122.3 million and $467.2 million, respectively, at December 31, 1997. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.3 billion at December 31, 1997. The majority of these commitments expire in 1998.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1997, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $672.0 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1997 and 1996 amounted to $4.1 million and $3.4 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1997, the aggregate outstanding principal balance of the pools of loans was $500.8 million. There were no mortgage loans buy-backs in 1997 and 1996.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1997 were $351.1 million for short-term borrowings and $163.2 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 15--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                              Year ended December 31
                                      ----------------------------------------
                                             1997                 1996
                                      -------------------  -------------------
                                      Carrying    Fair     Carrying    Fair
                                       Amount     Value     Amount     Value
                                      --------- ---------  --------- ---------
                                                   (In millions)
Assets
  Bonds--Note 6...................... $22,986.0 $24,524.8  $22,467.0 $23,539.0
  Preferred stocks--Note 6...........     640.6     695.8      416.2     451.0
  Common stocks--Note 6..............     256.9     256.9      249.8     249.8
  Mortgage loans on real estate--Note
   6.................................   7,851.2   8,215.9    7,964.0   8,400.2
  Policy loans--Note 1...............   1,577.3   1,577.3    1,589.3   1,589.3
  Cash and cash equivalents--Note 1..     724.8     724.8    1,416.7   1,416.7
Liabilities
  Guaranteed investment contracts--
   Note 1............................  11,499.4  11,516.8   11,921.6  11,943.2
  Fixed rate deferred and immediate
   annuities--Note 1.................   4,289.1   4,290.4    3,909.3   3,886.1
  Supplementary contracts without
   life contingencies--Note 1........      40.9      42.1       45.6      46.0
Derivatives liabilities relating
 to:--Note 11
Interest rate swaps..................       --       58.3        --       16.4
Currency rate swaps..................       --        9.7        --       41.1
Interest rate caps...................       --       (0.6)       --       (0.6)
Interest rate floors.................       --       (0.4)       --       (0.1)
                                                                 --
Commitments--Note 14.................       --    1,332.3        --    1,095.7

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)

The Company has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Company presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

The Company as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While the Company is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Company's systems rely will be converted timely or will not have an adverse effect on the Company's systems.

The Company expects the project to be substantially complete by early 1999 and expects the incremental cost to be between $35 million and $45 million. The cost of the project and the date on which the Company believes it will complete the year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved and actual results may differ materially from those anticipated.